united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of Registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions

80 Arkay Drive, Suite 100, Hauppauge, NY 1788

(Name and address of agent for service)

Registrant's telephone number, including area code: 402-895-1600

Date of fiscal year end: 6/30

Date of reporting period: 6/30/20

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Hedged Commodity Strategy Fund
(CFHAX, CFHCX, CFHIX)
Catalyst/Warrington Strategic Program Fund
(CWXAX, CWXCX, CWXIX)
Catalyst Systematic Alpha Fund
(ATRAX, ATRCX, ATRFX)
Catalyst/Teza Algorithmic Allocation
Income Fund
(TEZAX, TEZCX, TEZIX)
Catalyst Multi Strategy Fund
(ACXAX, ACXCX, ACXIX)
Catalyst/Exceed Defined Risk Fund
(CLPAX, CLPCX, CLPFX)
Catalyst/Millburn Hedge Strategy Fund
(MBXAX, MBXCX, MBXIX)
Catalyst/Exceed Defined Shield Fund
(SHIEX, SHINX, SHIIX)

Mutual Fund Series Trust

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.catalystmf.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Funds’ at 1-866-447-4228. Your election to receive reports in paper will apply to all Funds held within the Fund complex.

You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Funds at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

CATALYST FUNDS
ANNUAL REPORT
TABLE OF CONTENTS

Investment Review	Page 1

Portfolios of Investments	Page 36

Statements of Assets and Liabilities	Page 61

Statements of Operations	Page 63

Statements of Changes in Net Assets	Page 65

Financial Highlights	Page 69

Notes to Financial Statements	Page 85

Auditors Opinion	Page 108

Supplemental Information	Page 111

Trustees Table	Page 129

Expense Example	Page 132

Privacy Notice	Page 133

June 30, 2020

Catalyst Hedged Commodity Strategy Fund (CFHAX, CFHCX, CFHIX)
(Unaudited)

Dear Fellow Shareholders,

The Catalyst Hedged Commodity Strategy Fund (CHC) is a 5- Star mutual fund within the Morningstar Commodity Broad Basket category. It ended the fiscal year rated #1 within its category for the one-year and three-year time frames, out of 117 and 103 funds, respectively. As Q1 2020 saw the S&P 500 Index decline nearly 20%, CHC’s return was -0.70%, demonstrating its ability to act as a diversifier within a broader equity and fixed-income portfolio. CHC maintains a lower standard deviation than the S&P 500 as well as each of the three individual commodities traded in the Fund, exhibiting an 8.68% standard deviation compared to 14.69% for the S&P 500 Index since the Fund’s inception.

	Fiscal Year (06/30/19-06/30/20)	Since Inception (09/30/2015-06/30/20)
Class A without sales charge	-0.55%	2.45%
Class A with sales charge	-6.28%	1.18%
Class C	-1.21%	1.71%
Class I	-0.18%	2.72%
S&P 500 Total Return Index[1]	7.51%	12.89%
Bloomberg Commodity Index TR2	-17.38%	-5.00%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Fiscal Year 2020 brought wide price and volatility ranges in each of the markets traded. FY 20’s return was -0.18% (I share). Despite the nearly flat return, the Fund’s return within the commodity space was achieved with a lower standard deviation than the Morningstar Commodities Broad Basket with a one-year standard deviation of 9.98% vs. 19.38%. The Fund outperformed the CRB commodity index by over 23% and the Morningstar Commodities Broad Basket by over 17%.

Performance table and related disclosure

	Price	Price	June 2019-June
	6/28/2019	6/30/2020	2020 Change
CRB Index	181	138	-23.8%
Oil	58.47	39.27	-32.8%
Gold	1414	1801	27.4%
Corn	432	351	-18.8%
CFHIX	10.94	10.92	-0.05%

The Fund’s active management and volatility-based strategy utilizing options contracts has driven our ability to outperform (specific benchmark like the Bloomberg Commodity Index) and the Morningstar Commodities Broad Basket.

(Unaudited)

We believe that using options allows for opportunities to build and adjust portfolios, rather than just employing futures contracts that face inherent headwinds, not the least of which is the negative roll yield they entail.

The Fund earns its return from deploying options-based strategies in three sectors: energy, metals, and agriculture. The Fund takes options positions - mainly through spreads - within those sectors in three primary markets that tend to have the highest option volume and thus the most liquidity: crude oil, gold, and corn. The Fund seeks to earn a return by taking advantage of options’ defined risk characteristics to construct favorable risk/return profiles along both price and volatility dimensions. Investment decisions are driven by multiple factors including the overall absolute level of volatility in each market, technical & fundamental analysis, and seasonality. Because options pricing is highly dependent on volatility and because the Fund’s decisions are driven in part by volatility behavior, Fund performance is sensitive to the prevailing level of volatility in the three underlying commodities. The Fund’s overall strategy hedges positions, resulting in reduced commodity investing volatility, and focuses on absolute return.

The strategy addresses headwinds that commodity funds that primarily invest using futures tend to face. The Fund’s strategy is not dependent on price prediction or trending markets. Rather than being long only, indexing to a benchmark, or using price prediction, this strategy builds profit ranges within option expiration months using preferred risk-to-reward ratios. The objective is to have the gains in profitable months outweigh the losses in unprofitable months by implementing trades with smaller risks to higher rewards within its option spread strategy.

Using options that expire, rather than futures that must be “rolled” to continue to have exposure to the position, reduces costs of the negative roll yield that futures trading faces when markets have price contango. A second factor that is recognized within the strategy is that commodity prices oscillate (move up and down) over time more than equities which have a long-term upward bias. It is not uncommon for substitutes to emerge, as commodity prices reach high levels, and subsidies are seen if prices become very low. The strategy takes this view of price ranges into consideration, as commodities can have seasonal tendencies. By having an active and dynamic management approach using hedged options, allows exposure to the commodity markets with lessened volatility compared to having full exposure to the price swings of the underlying commodities themselves.

The Fund typically enters positions that can potentially profit from: a controlled market advance or decline, volatility expansions or contractions, opportunities presented in the term structure of the volatility curve, and trading price contango/backwardation differences. Positioning in option structures that have profit potential during a flat market or lower volatility are also employed. The strategy segments absolute volatility levels in each market, and then specific option strategies are implemented based on the current level of volatility. As volatility changes, positions can be adjusted, and option structures can be entered or exited. Seasonality plays a factor as well, particularly in the corn market and to lesser extents in the oil and gold markets. These seasonal tendencies can help guide in determining trade placement. The strategy mainly has an intermediate time horizon. The Fund also benefits from its ability to diversify positions across three generally independent markets, with low correlations between each other. The Fund’s primary risk lies in “outlier” moves where markets move rapidly after positions are first entered; when markets have a parabolic move in either direction; when markets lack ebb and flow when trending; when large or extended price moves are not accompanied by moves in volatility; and in the rare occasion when all three markets move against the portfolio positions concurrently.

(Unaudited)

Reviewing each commodity separately:

Product
Volatility	Jun-19	Jun-20	High	Low
Oil	39%	58%	517%	24%
Gold	16%	20%	54%	10%
Corn	34%	27%	41%	12%

For each of the three commodities, if one were to look at the beginning and ending volatility numbers between year-ends, one would see a fairly typical range. The volatility numbers alone, however, do no capture the enormous price moves that were seen in oil and corn during portions of the year, as we headed into the market volatility that was experienced in the first half of 2020. For example, in the last six months of 2019, oil traded within a $13 price range and corn traded within a $0.30 cent range over 4 months, only to be followed with a nearly $100 range in the first half of 2020 for oil and a $0.75 cent range for corn after its tight consolidation. Gold’s rapid $400 rise from late Q4 2019 was an extension of the prior year’s advance that started from below the $1200 level, showing price action that had not been seen in nearly a decade.

Oil – Hedged exposure to oil proved to be most important over the past year due to the oil supply glut and COVID-19, similar to the summer of 2019, when there were missile strikes to oil fields in Saudi Arabia. These strikes sent oil prices higher by 20% over a weekend, only to trade back to the original level two weeks later. Given how the fund was positioned and hedged, this event had but a minor impact on the portfolio. The tight price range and declining volatility heading into year-end made trading opportunities challenging. This was followed by the rapid rise of volatility of over 20-fold and prices crashing below zero. With 30%+ intraday trading ranges, trading to manage risk, option theta and positioning for profitability became increasingly more challenging as institutions implemented trading restrictions and required higher margins. The Fund did not face such harsh restrictions due to the hedged nature of our positions, however, volume from counterparties decreased tremendously, therefore diminishing the ability of others to take the opposite side of our trades. For instance, in many of the options we trade, option volume decreased by nearly 50% from April to May.

Gold – Even though some of the seasonal trades in gold were profitable as seen in the Fund’s return in January of 3.94%, prices advanced well above profit target ranges in multiple months, creating a drag on performance. Fix spacing Gold’s volatility index reached its lowest level in May 2019 with a reading of 9%. Less than a year later, it reached its highest level ever topping 54% in March 2020. Over the years, we’ve described how “too far, too fast” is a poor environment for the Fund and this is the scenario that played out. Oil was not the only commodity to have delivery issues during COVID-19. Gold’s wide price trading range provided a challenging environment leading into option expirations especially around certain dates. For March’s expiration week, gold’s low to high price range was over 14% and there were physical delivery issues with gold, creating wild price swings as delivery and storage details were sorted out. To put this in perspective, that is a price range that would be seen over the span of an entire year in some cases, rather than a month.

Corn – Corn is an agricultural product with defined seasons for planting, growing, and harvesting. These seasons help guide trade positioning. Multiple factors affect prices, and timing of option trades require skill and knowledge of the market due to weather uncertainty, whether USDA reports miss estimates, or more recently, if there are trade deal announcements. FY 2020 proved especially difficult for trading corn, as corn markets exhibited periods of

(Unaudited)

excitement and boredom, with rapid transitions between the two. During mid-2019 the effects from a late planting season drove corn up to near 470, the highest price in 5 years. Prices rapidly dropped, gapping down into early Sept only to whipsaw then trade range-bound until early March. Historically, spring months have been seasonally strong for price and volatility and the portfolio was well positioned for that scenario. As good weather cooperated, and no progress was made on agricultural trade due to COVID-19, corn stocks were determined to be sufficient, causing prices to drop over 17% in two months as short sellers drove prices to their lowest level in 11 years. These factors hurt the portfolio’s existing corn trades, especially for the June expiration. This was followed by a 10% increase in price a week later as shorts covered their positions after the USDA report was released, which benefitted the July expiration positions.

Forward looking statements

We remain focused on executing the strategy and its long-term goals, providing an independent investment choice for portfolios seeking positive absolute returns with relatively low volatility. While short-term fluctuations are inevitable and expected given the nature of commodities markets, we are committed to the fund’s goals for clients. We appreciate the trust you place in us to manage your assets and in our ability to successfully execute the Fund’s long-term strategy.

As always, thank you for your continued support.

Kimberly Rios, CFA, CMT
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Bloomberg Commodity Index TR (“BCOMM TR”) is composed of futures contracts and reflects the returns of fully collateralized investments in BCOM, which reflects commodity futures price movements.

©	2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Please note that the Morningstar ranking is for the I share class only; other classes will have different performance characteristics due to different expense ratios. Morningstar Percentile Rankings are based on the average annual total returns of the funds in the category for the periods stated and do not include any sales charges or redemption fees. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100.

4890-NLD-8/17/2020

Catalyst Hedged Commodity Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmark:

		Annualized
		Since
	1 Year Return	Inception**
Class A	(0.55)%	2.45%
Class A with load	(6.28)%	1.18%
Class C	(1.21)%	1.71%
Class I	(0.18)%	2.72%
S&P 500 Total Return Index (a)	7.51%	12.89%
Bloomberg Commodity Total Return Index(b)	(17.38)%	(5.00)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 2.46% for Class A, 3.21% for Class C and 2.21% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Investors cannot invest directly in an index.

**	Inception date is September 30, 2015.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
United States Government Securities	26.1%
Other/Cash & Equivalents	73.9%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Warrington Strategic Program Fund (CWXAX, CWXCX, CWXIX)
(Unaudited)

Dear Fellow Shareholders,

In late January 2020, Warrington Asset Management, LLC was named as the new Sub-Advisor to the fund. Warrington has a long history of managing options, dating to January 1997, and brings that experienced management to the Fund. The Strategic program dates to Warrington’s inception and has won the Pinnacle Award for the Best Options Strategy (5-year category) two times (in 2017 and 2019). This prestigious accolade is testament to Warrington’s ability to achieve profits in a variety of environments while concurrently managing market risks.

Since being named as the new Sub-Advisor, Warrington has achieved a gain of approximately +5.7% (Class I) through the end of June 2020. The Catalyst Warrington Strategic Program Fund (CWXIX) was able to successfully navigate the extreme volatility and protect investor capital during the sharp downturn in February and March of 2020, achieving a net gain of approximately +2.23% for March. Gains from put spreads and long puts were realized even as our risk management triggers required the elimination of downside risk exposure early in the decline. Later in the month, we were able to use call spreads to earn profits during the strong rally after the stimulus bill was passed.

As the strong bounce off the March lows abated, we positioned the Strategic portfolio to profit from a mean reversion and decline in the S&P. While most of April saw the index move higher, we were able to realize profits on both long calls and long puts during the last week of the month. In May, the Strategic Program was able to capitalize on the volatility and captured profits on both call and put positions. Even though the main positions in the portfolio were structured to profit from a secondary (and potentially dramatic) decline in the S&P, we still were able to utilize ratio call spreads to scalp profits from the intermittent rallies, which contributed to profits for the month. In June, The Strategic Program capitalized on the increased volatility and recorded gains on multiple call and put spread positions over many intra-month expirations. Some of the more extreme moves required hedging trades, per our risk management discipline, but gains from profitable positions more than offset those costs. The higher VIX readings provided ample opportunities for wider than normal spreads, initiated out-of-the-money, which were then monetized once the market moved in their favor.

During the past fiscal year, the Catalyst Warrington Strategic Program Fund (the “Fund”) experienced a decline in NAV per share of -2.88% (Class I).

	Fiscal Year	Since sub-advisor change
	(06/30/19-06/30/20)	(1/27/20-06/30/20) [2]
Class A without sales charge	-3.05%	5.69%
Class A with sales charge	-8.63%	-0.39%
S&P 500 Total Return Index[1]	7.51%	-3.56%

	Fiscal Year	Since sub-advisor change
	(06/30/19-06/30/20)	(1/27/20-06/30/20)
Class C	-3.73%	5.40%
Class I	-2.88%	5.73%
S&P 500 Total Return Index[1]	7.51%	-3.56%

(Unaudited)

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Scott Kimple and Mark Adams
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Warrington Strategic Program Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Warrington Asset Management, LLC was appointed as Sub-Advisor to the Fund on January 28, 2020.

4886-NLD-8/17/2020

Catalyst/Warrington Strategic Program Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	(3.05)%	(4.67)%	1.61%	8.87%	N/A
Class A with load	(8.63)%	(5.79)%	1.01%	8.43%	N/A
Class C	(3.73)%	(5.38)%	N/A	N/A	(2.85)%
Class I	(2.88)%	(4.43)%	N/A	N/A	(1.90)%
S&P 500 Total Return Index (a)	7.51%	10.73%	13.99%	8.57%	12.11%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 2.60% for Class A, 3.35% for Class C and 2.35% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 15, 2005 for Class A and the benchmark.

***	Inception date is August 30, 2013 for Class C, Class I and benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
United States Government Security	17.3%
Private Investment Fund	10.9%
Other/Cash & Equivalents	71.8%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Systematic Alpha Fund (ATRAX, ATRCX, ATRFX)
(Unaudited)

Dear Shareholders,

The Catalyst Systematic Alpha Fund seeks long-term capital appreciation with low correlation to the U.S. equity market through a multi-risk premia strategy that attempts to capture returns from various sources of systematic inefficiencies embedded in the capital markets.

Investment Strategy

The Fund offers access to the BNP Paribas Catalyst Systematic Alpha Index (1) (the “BNPP CASA Index”), which is designed to provide exposure to strategies that are not typically accessible through traditional investment products or asset classes. The BNPP CASA Index is a rules-based index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). The Fund will generally seek exposure to the Index by investing in non-exchange-traded total return swap contracts

The Index seeks to generate absolute returns through risk-balanced exposure to carry, momentum and volatility risk premia across the equity, commodity, currency and fixed income markets.

●	Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time.

●	Volatility Risk Premium captures the behavioral tendency of markets to over exaggerate the probability of near-term market corrections.

●	Momentum Risk Premium captures the tendency for assets that have performed well in recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

The Index uses a rules-based, risk-budget model to dynamically allocate across the various BNPP Index Components. The Index may rebalance its exposure to the BNPP Index Components as frequently as daily to quickly adapt to various market conditions and risk levels.

The Fund will seek excess return above the BNPP CASA Index through active management of a fixed income portfolio and by investing in securities that provide exposure to the BNP Paribas Catalyst Systematic Alpha Index.

Performance

During fiscal year 2020, the Fund outperformed its underlying benchmark index, the BNP CASA Index, which the Fund tracks. The outperformance was the result of the Fund’s cash management strategy which allowed the Fund to generate additional return through fixed income investments.

BNPP CASA Index Attribution

After a strong start to the calendar year in Q3 2019 and the beginning of the Q1 2020, the BNPP CASA Index suffered from the market reversal and volatile market conditions in February-March 2020 caused by COVID-19. The abrupt market selloff in February-March 2020 caused a drawdown for the Index as the Momentum Risk Premium strategy

(Unaudited)

was hurt by the sharp reversal of positive trend in equities, and the Volatility Risk Premium strategy was hurt by the spike in volatility.

Following the weak performance in February-March 2020, the Index somewhat recovered in April-June 2020. There were a few factors contributing during the latter period:

(i)	There were strong directional moves in the G10 Rates, as well as, in overall Equity markets which allowed the Momentum strategy to pick up and monetize these trends.

(ii)	The Implied volatility of the US Equity markets was consistently above the realized volatility which resulted in good performance of the Volatility strategies.

If most of the trends that we saw in H1 2020 as well as the overall volatility profile of the US equity markets continue in the H2 2020, the BNP CASA Index should have a comparable performance to that of H2 2019.

The Fund’s total returns for the fiscal year period and since inception through 06/30/20 period as compared to the S&P 500 TR Index were as follows:

	1 Year	Since Inception
	(06/30/19-06/30/20)	(07/31/14-06/30/20)(3)
Class A	5.51%	-0.42%
Class C	4.77%	-1.21%
Class I	5.80%	-0.24%
BNPP CASA Index (1)	1.42%	8.23%
S&P 500 TR Index (2)	7.51%	10.58%
Class A with Sales Charge	-0.51%	-1.42%

Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Prior to November 1, 2017, the Fund implemented a different investment strategy.

Summary

The Catalyst Systematic Alpha Fund seeks to offer investors a distinct opportunity to capture returns from various sources of systematic inefficiencies embedded in the capital markets. We are confident in the long-term potential of the strategy of the Catalyst Systematic Alpha Fund, and are glad that you have decided to share in our vision.

Sincerely,

David Miller
Senior Portfolio Manager

(Unaudited)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

BNP Paribas does not sponsor, endorse, sell, or promote any investment fund or other vehicle that is offered by third parties and that seeks to provide an investment return based on the returns of the BNP Paribas Catalyst Systematic Alpha Index (the “Index”). A decision to invest in any such investment fund or other vehicle should not be made in reliance on any of the statements set forth in this document. Prospective investors are advised to make an investment in any such fund or vehicle only after carefully considering the risks associated with investing in such funds, as detailed in an offering memorandum or similar document that is prepared by or on behalf of the issuer of the investment fund or vehicle. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(2)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Systematic Alpha Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3)	Since inception returns assume inception date of 07/31/2014. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4880-NLD-8/17/2020

Catalyst Systematic Alpha Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020 compared to its benchmarks:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	5.51%	0.09%	(0.42)%
Class A with load	(0.51)%	(1.09)%	(1.42)%
Class C	4.77%	(0.71)%	(1.21)%
Class I	5.80%	0.32%	(0.24)%
S&P 500 Total Return Index(a)	7.51%	10.73%	10.58%
BNP Paribas Catalyst Systematic Alpha Index (b)	1.42%	6.59%	8.23%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 5.60% for Class A, 6.35% for Class C and 5.35% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	BNP Paribas Catalyst Systematic Alpha Index™ is a rules-based Index designed to capitalize on structural inefficiencies and behavioral biases (risk premia) present within the equity, fixed-income, commodity, and currency markets. The BNPP CASA Index is composed of seven rules-based Index Components created by BNP Paribas (each, a “BNPP Index Component”). Carry Risk Premium captures the tendency for higher yielding assets to outperform lower yielding assets over time. Volatility Risk Premium captures the behavioral tendency of markets to exaggerate the probability of near-term market corrections. Momentum Risk Premium captures the tendency for assets that have performed well in the recent past to continue to perform well, and assets that have performed poorly in the recent past to continue to perform poorly.

**	Inception date is July 31, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security type ^	% of Net Assets
Open Ended Funds	80.2%
Other/Cash & Equivalents	19.8%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/Teza Algorithmic Allocation Income Fund (TEZAX, TEZCX, TEZIX)
(Unaudited)

Dear Shareholders,

The Catalyst/Teza Algorithmic Allocation Income Fund (TEZIX) seeks to offer investors a compelling opportunity to accumulate wealth through long-term capital appreciation. The Fund’s objective is to blend the best of asset allocation through diversified risk-based portfolio optimization combined with alpha-based short-term asset predictions. Amid the COVID-19 outbreak and geopolitical events, the world experienced an extreme V-shaped market plunge and recovery. We are reminded of the critical importance of managing risk, particularly around price volatility, while still holding the opportunity to participate in long-term asset growth and opportunistic market environments. With market and political uncertainty at a high and with no end in sight, we believe the Fund provides investors an exceptional opportunity to manage the market’s volatility alongside an opportunity for outsized long-term wealth accumulation.

Since the financial crisis in 2007/2008, the world’s equities markets have generally been in a consistent march higher with the S&P500 index increasing over 290% from January 2009 through December 2019. At the start of 2020, it appeared this ascent would continue higher until news broke in late February of the COVID-19 outbreak becoming a global pandemic. Shocks to the equity and bond markets ensued, and panic struck. First hit were Chinese markets due to immediate proximity of the virus, and then nearly a month later the S&P500 index fell over 35% from its peak. This collapse occurred in just over one month’s time.

This shock was enough for many investors to exit their equity exposures and wait for the uncertainty to subside. Understanding the soon to be economic disruptions, governments around the world took abrupt and massive measures, including monetary and fiscal stimulus to offset the impact. These measures included lowering of the overnight bank funding rate to near zero rates and providing nearly all Americans with a stimulus check. The result was an unprecedented and perhaps unforeseen V-shaped recovery in the S&P500 erasing nearly all of the price drop by the end of June 2020. For equity investors that sold at the height of the uncertainty, they lost a great percentage of their wealth but more importantly the opportunity to recover when the market returned to its previous levels.

We watched this market behavior and volatility very closely on a global level. In certain ways, individual markets reacted quite differently. There were winners and losers based on different needs in a post COVID-19 world. Also, market reaction times varied both earlier and later. However, general and historically consistent market behavior themes reemerged. The short-term negative correlation between equities and interest rates continued, highlighting the value of specifically pairing these asset classes to manage portfolio volatility. Also, it was clear that markets react and overreact quickly-- almost instantaneously--to new, hard-to-interpret information. This highlighted the benefit of diversification and the ability to act quickly to address volatility. Finally, when significant dislocation of asset prices exists, the efficiency of the markets will revert asset prices to long-term fair value expectation.

While these market disruptions are never pleasant, the Fund’s model provides the opportunity to weather these uncertain environments and places investors in position to participate in the next bull run.

Investment Strategy

The Fund invests primarily in futures contracts providing exposure to major asset classes including equity indexes, government bond interest rates, volatility, foreign currencies and/or commodities, such as energy precious metals,

(Unaudited)

base metals, agricultures and grains. The Fund holds both long and short positions applying a quantitative and systematic trading strategy based on algorithmic machine learning technology to manage the Fund with a target volatility of 9-12%. The Fund has been categorized as Global Allocation by Morningstar since inception because of its global exposure to North America, Europe and Asia.

The strategy adjusts and rebalances the Fund’s positions and risk exposure, generally on a daily basis in response to certain market conditions, such as strong positive or negative correlation between stocks and bonds or changes in that correlation. The strategy dynamically scales the overall risk exposure of the portfolio based upon the quantitative analysis of contemporaneous asset class correlations derived from pricing data. The Fund’s strategy is intended to be an improvement upon static risk models, which are rebalanced less frequently with a longer look back period that may deliver less consistent levels of risk exposure.

Our quantitative model and alpha driven predictors focus on near term market conditions. In particular, the model generally holds long positions in equity index and government bond interest rate futures to achieve its long-term target risk exposure. However, based on proprietary risk-scaling tools and in response to market conditions, the strategy can dynamically increase or reduce the Fund’s exposure to equity index and government bond interest rate futures. In certain market conditions based on asset correlations and including the alpha signals the Fund may significantly increase the effective notional exposure to these assets classes that exceeds the total AUM of the Fund. Alternatively, under certain conditions the Fund may take short exposure in these asset classes.

The Fund’s model utilizes alpha-based signals to invest in long or short positions in commodities futures contracts. Without a precedent that commodities prices will increase over the long term, the strategy seeks to take advantage of directional price movement in both increasing and decreasing market conditions.

At the portfolio level, the model seeks to optimize the inherent statistical benefit of holding a well-balanced diversified risk-based portfolio with and the opportunity to adjust exposure to capture short term market opportunities.

Fund Performance

The Fund commenced operations on December 31, 2019. The 2020 YTD performance was in line with expectations. TEZIX outperformed the S&P 500 TR Index, MSCI World Index, and the Morningstar World Allocation category, returning –3.00% compared to -8.02% for the Morningstar World Allocation category.

Calendar Year	TEZIX	Morningstar World Allocation Category	Category Rank / # of Funds
2020 YTD (as of 6/30)	-3.00%	-8.02%	n/a (less than one year)

The Fund experienced strong initial returns of +8.9% through February 21 on the back of the continued bull run in both the equities and government bond markets. On February 22nd the news of COVID-19 hit US markets, and through March 23rd the S&P 500 TR Index fell to a low of -30.5% on the year. Meanwhile, the Fund experienced a relatively muted drawdown to a yearly low of -8.8%, an incredible improvement of 21.7% over the S&P 500 TR Index. The outperformance in this drawdown period was driven by the model’s quick reaction to the market volatility. The model lowered overall notional risk exposure by over 80% in the first two weeks of March.

(Unaudited)

Concurrently, the negative correlation between equities and bonds persisted, bond prices increased, and the Fund benefitted from its long positions.

The Fund maintains a globally diversified approach, investing in 10 global equity markets as of June 30th. The Fund’s quantitative model’s expectation balances the trade-off of diversification against taking concentrated bets based on alpha-based signals. This balancing dynamic was evident in the second quarter as global equities markets rebounded asymmetrically during the V-shaped recovery.

The equities rally was initiated by China but then was led by the Nasdaq 100 index. The Fund reacted in timely fashion at the end of March adding exposure into the portfolio of both the China A50 index and Nasdaq 100 index futures contracts. In doing so, the Fund benefitted from the Nasdaq 100 index’s 31.9% Q2 return. However, not all equities markets rebounded with a full V-shaped recovery. The Fund diversified into global markets, including Australia’s ASX 200, France’s CAC 40 and the Russell 2000 with YTD returns as of June 30th of -11.8%, -17.4% and -15.3%, respectively. This is in comparison to the Nasdaq 100 index net +8.7% gain on the year. This exposure contributed to the Fund’s Q2 muted returns of +4.6% relative to the S&P 500 TR Index returns of 18.0%.

Also contributing to the Q2 muted return was the historically unusual speed of the V-shaped recovery. The quantitative model, while rebalancing and adjusting daily to market conditions, continued to maintain notional exposure at historically low levels due to the recent heightened market volatility. The Fund returned to historical average notional exposures in late June.

Since the Fund’s inception, the asset classes of equity indexes and government bonds contributed approximate returns of -13.6% and +11.1%, respectively. The combined commodity asset class was slightly negative, contributing -0.5% to the Fund’s performance. Despite underperformance, the commodities portfolio offset the negative returns in Q1, contributing a positive 1.4% while then giving back -1.9% in Q2 as the equity market rallied. While our commodities exposure seeks an absolute return and disappointed in the first half of the year, the behavior supports the value of diversification.

The Fund’s total returns for fiscal year ended 06/30/20 as compared to the S&P 500 TR Index and the MSCI World Index were as follows:

Since Inception[3]
Class I	-3.00%
Class A	-3.10%
Class C	-3.50%
S&P 500 Total Return Index (1)	-3.08%
S&P 10% Vol Risk Parity (2)	-6.92%
Class A with Sales Charge	-8.67%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

(Unaudited)

Outlook

In general, we believe the current environment of uncertainty and sporadic periods of increased market volatility will persist. The global geo-political landscape has fostered contention and division in our society leading to unrest. With this unrest is an uncertainty of its near-term and long-term effect on our global economies and markets. In addition, uncertainty surrounding COVID-19, the world’s ability to manage the virus, and its knock-on effects on society behaviors is likely to continue into the foreseeable future. We continue to monitor this ever-changing landscape and work continuously to improve the Fund’s quantitative model though scientific-based research. We have a focus now more than ever to improve our ability to manage market volatility risk; effectively allocate on a risk basis; and improve alpha-driven asset price movement predictions.

Over the long term, we are optimistic of continued economic growth and asset price appreciation on a global scale. The world population is forecast to increase through 2050. Globalization will continue to develop perhaps albeit in a different way than the past 20 years. Technology and systems will continue to drive productivity gains. Due to financial engineering and the ability to scale through access to capital, public companies are likely to be a primary beneficiary. The Fund is in a position to benefit from this global growth. Meanwhile, in the near term, we believe the Fund is well positioned to benefit from the underperforming cyclical global markets as they revert back to normal asset price at fair value levels.

We are confident in the Fund’s ability to execute on its objective to blend the best of asset allocation through diversified risk-based portfolio optimization combined with alpha based short-term asset predictions. We have built this approach into the framework and vision for the Fund. We are excited you have decided to share in our vision. In return you can trust we will continuously seek to improve our quantitative model to best meet our mutual objective.

Sincerely,

Misha Malyshev and Reinhold Gebert
Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(Unaudited)

(2)	S&P 10% Vol Risk Parity - The S&P Risk Parity Index – 10% Target Volatility seeks to measure the performance of a multi-asset risk parity strategy that allocates risk equally among equity, fixed income, and commodities futures contracts, while targeting a volatility level of 10%.

(3)	Since inception returns assume inception date of 12/31/2019. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4919-NLD-8/25/2020

Catalyst/Teza Algorithmic Allocation Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the period ended June 30, 2020, compared to its benchmark:

Annualized
Since Inception**
Class A	(3.10)%
Class A with load	(8.67)%
Class C	(3.50)%
Class I	(3.00)%
S&P 500 Total Return Index(a)	(3.08)%
S&P 10% Vol Risk Parity Total Return Index(b)	(6.92)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated December 25, 2019 the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.97% for Class A, 3.72% for Class C and 2.72% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

(b)	The S&P 10% Vol Risk Parity Total Return Index measures the performance of a multi-asset risk parity strategy that allocates risk equally among equity, fixed income, and commodities futures contracts. Investors cannot invest directly in an index.

**	Inception date is December 31, 2019.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Investment Type ^	% of Net Assets
Exchange Traded Funds	47.7%
U.S. Government Securities	5.7%
Other/Cash & Equivalents	46.6%
100.0%

^     Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Multi Strategy Fund (ACXAX, ACXCX, ACXIX)
(Unaudited)

Dear Fellow Shareholders,

This past year, global asset markets suffered heavily from a Covid-related economic contraction. In the span of just over a month from the end of February to March 2020, mortgage credit fell at a more severe rate and saw peak-to-trough declines of similar magnitude as compared to the May 2007 to November 2008 period. While our fixed income portfolio with substantial mortgage credit exposure fell 19.4%, our managed futures and tactical VIX trading delivered a gain of +12.42%.

Altogether, our Fund saw a first quarter 2020 loss of just under 7% and a recovery of 2.63% in the second quarter of 2020. We believe that the mortgage-related assets our Fund held were unduly penalized because many holders of these assets become forced sellers at fire-sale prices. Given the severe decline of our fixed income portfolio in this recent environment, we believe our hybrid approach that includes VIX hedging as well as managed futures shows promise at helping to dampen volatility through challenging periods.

Our firm hews philosophically toward trend following, but we have adapted our models over the years to evolving global markets. This does not mean throwing out all the concepts, but simply that improvements can be made. A glaring hole exists in trading declining equity markets, which is why we substitute our tactical VIX approach instead of trying to short equity futures. We also have incorporated risk management tools aimed at preserving earlier profits from trends. In addition, our systematic relative-value energy spread model has been a bright spot this year for us in energy trading.

Lastly, I would like to make a quick point on interest rates. While we have trend models in rates, it is our models that trade in the front-end of the curve that have generated profits in 2020. We have benefited from the compression in the front-end of the curve as markets are pricing in more and more negative rates.

We believe that a combination of higher yielding fixed income investments and managed futures will reward patient investors through an eventual era with low returns across most traditional fixed income investments. Despite our underperformance over the past year compared to pure-play managed futures funds, we potentially have more ways to profit over a full market cycle and this could lead to a higher total rate of return. Furthermore, we believe that mortgage-related assets offer attractive risk-to-reward going forward.

(Unaudited)

Multi-Strategy Fund Performance

The Fund’s total returns for the 2020 YTD period ended 06/30/20, fiscal year ended 06/30/2020 and for the period since inception through 06/30/2020 were as follows:

	Calendar
	YTD	1 Year	5 Years	10 Years	Since Inception (3)
Class I	-4.54%	-4.41%	-1.58%	1.74%	2.89%
C.S. Managed Futures Liquid Index (1)	-5.52%	-8.91%	-2.46%	0.31%	-2.97%
ML 3 Month T-Bill Index (2)	0.60%	1.63%	1.19%	0.64%	0.74%

	Calendar
	YTD	1 Year	5 Years	10 Years	Since Inception (4)
Class A	-4.68%	-4.76%	n/a	n/a	-1.90%
Class C	-5.01%	-5.41%	n/a	n/a	-2.66%
C.S. Managed Futures Liquid Index (1)	-5.52%	-8.91%	n/a	n/a	1.88%
ML 3 Month T-Bill Index (2)	0.60%	1.63%	n/a	n/a	1.22%
Class A with Sales Charge	-10.14%	-10.26%	n/a	n/a	-3.08%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Summary

Given heightened uncertainty and the potential for turbulence in global financial markets, we believe investors should focus on diversification for their portfolios. The Catalyst Multi Strategy Fund seeks to provide such diversification. We appreciate the opportunity to help you achieve your investment goals.

Sincerely,

Darren J. Kottle, CFA
Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The Credit Suisse Managed Futures Liquid Index (C.S. Managed Futures Liquid Index) seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

(2)	BofAML 3-Month T-Bill Index (ML 3 Month T-Bill Index) is used to represent the short-term U.S. Government bond market.

(3)	Class I: 10/31/2007.

(Unaudited)

(4)	Class A & C: 8/13/2015. Performance shown before August 13, 2015 is for the Fund’s predecessor limited liability company (Auctos Global Diversified Fund, LLC). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Fund has been managed in the same style since the predecessor limited liability company’s inception on October 31, 2007. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. From its inception through August 13, 2015, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited partnership was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4879-NLD-8/17/2020

Catalyst Multi-Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020 compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	(4.76)%	N/A	N/A	N/A	(1.90)%
Class A with load	(10.26)%	N/A	N/A	N/A	(3.08)%
Class C	(5.41)%	N/A	N/A	N/A	(2.66)%
Class I	(4.41)%	(1.58)%	1.74%	2.89%	N/A
BofAML 3 Month Treasury Bill Index (a)	1.63%	1.19%	0.64%	0.74%	1.22%
C.S. Managed Futures Liquid Index (b)	(8.91)%	(2.46)%	0.31%	(2.97)%	1.88%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses, including the cost of underlying funds, are 4.44% for Class A, 5.19% for Class C and 4.19% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill,” is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(b)	The Credit Suisse Managed Futures Liquid Index (C.S. Managed Futures Liquid Index) seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies.

**	Inception date is October 31, 2007 for Class I and benchmarck.

***	Inception date is August 13, 2015 for Class A, Class C and benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Exchange Traded Funds	15.1%
Common Stock	11.6%
Open Ended Funds	4.6%
Other/Cash & Equivalents	68.7%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/Exceed Defined Risk Fund (CLPAX, CLPCX, CLPFX)
(Unaudited)

Dear Fellow Shareholders,

In 2019 we further enhanced the Catalyst/Exceed Defined Risk Fund (the “Fund”) by adding an optimizing component to the process. The strategy can be defined simply in three steps: (1) Hedge (2) Participate (3) Optimize. The strategy seeks to provide a hedge by always providing an initial buffer on the S&P 500 Index (1). The strategy seeks to participate by always being long S&P 500 call spreads. The strategy seeks to optimize by stepping up its hedges and participation levels as the market increases. We believe optimization will allow us to capture more upside with increased consistency of our downside hedges.

Rather than trying to time the market, the strategy provides a relatively defined exposure, relieving some of the anxiety of trying to achieve decent returns when the market increases while mitigating risk when it declines. In increasing markets, we strive to capture 55% - 75% of the move while stepping up our hedge. We seek to provide a 10% buffer in declining markets with shareholders taking risk thereafter. We define our buffers by not having exposure for a 10% range and then re-establishing exposure below by selling a put. We seek to step-up the buffer as the market increases in an attempt to buffer on initial losses. Historically, most downturns have been shallow in nature where a 10% buffer may be sufficient in providing a meaningful hedge. This strategy seeks to provide that meaningful hedge while still allowing for participation in increasing markets.

Investment Strategy

There are two differences in the way the Catalyst/Exceed Defined Risk Fund strategy seeks to provide market exposure as compared to a traditional defined outcome approach such as a structured note:

The strategy purchases a portfolio of investment grade fixed income securities with maturities that average approximately 1.5 years, or a proxy for this (e.g., an ETF) and a portfolio of exchanged based options on the S&P as compared to an issued note with embedded over-the-counter options. The strategy ladders and rebalances purchases as compared to using a distinct maturity date.

One of the potential benefits of these sorts of products is a level of definition provided within the product- and hence the term “Defined” in our name. Definition potentially is a benefit in investing for a number of reasons.

Our strategy seeks to limit downside by providing a 10% annual buffer on market losses. In every investment strategy in the market that seeks to limit downside risk there is an inherent cost. The big question is how the cost is paid for and how transparent is that amount. Many strategies seek to mitigate this cost in some way by trying to take advantage of some perceived mispricing in the market. The result tends to be a less clear understanding of how the cost will play out for the investor. There could also be a lack of clarity of return expectations based on the lesser defined cost portion of the equation. This may not sit well with investors who are hard wired behaviorally to be averse to ambiguity. We believe the market is already poorly defined. To have a product that also provides poor definition could result in an unsettling amount of ambiguity regarding one’s expected risk and return exposure.

Our strategy seeks to limit the same downside regardless of market activity in return for participation up to a cap that is variable. Market direction is impossible to predict. The 2013 equity return was a surprise. So was 2008. Market action is always easy to explain after the fact but really hard to call prior. As a result, given the lack of clarity on expected market results, it is also hard to figure out what strategy may do better or worse than expected. By having a

(Unaudited)

higher level of definition prior, one at least is positioned to have a better understanding of performance based on market results.

In short, the Fund seeks to provide an innovative approach to defining a risk / reward exposure for the potential benefit of advisors and their clients. We welcome any feedback and thoughts as we look to bring effective institutional based products to the market in hopefully creative and efficient ways.

Fund Performance

In Q1 2020 COVID-19 resulted in a material market drop which was accompanied with a dramatic increase in volatility. The Defined Risk strategy is designed to hedge the first 10% of downside risk by selling an out of the money put which creates the downside exposure and buying bull call spreads, creating the upside exposure. The strategy diversifies entry and exit of these options. The primary factor in relative underperformance was the material increase in volatility resulted in an increase in the value of the put, to the detriment of the fund. Over time, the premium in the puts should decline which should be a positive for the strategy.

The Fund’s total returns for the fiscal year ended 06/30/20 and for the period since inception through 06/30/20 as compared to the S&P 500 Total Return Index were as follows (unaudited):

	Fiscal Year	5 Years	Since Inception (2)
Class A	-0.63%	1.12%	3.95%
Class C	-1.36%	0.31%	3.12%
Class I (Inception Date – 6/6/14)	-0.29%	1.34%	3.35%
S&P 500 Total Return Index (1)	7.51%	10.73%	10.53%
Class A with Sales Charge	-6.38%	-0.07%	3.01%

Prior to 12/28/2016, the Catalyst/Exceed Defined Risk Fund implemented a different investment strategy.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETF’s that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though with some assistance over the period by the bond component of the strategy as interest rates declined.

Sincerely,

Joseph Halpern

Portfolio Manager

(Unaudited)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Risk Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Since inception returns assume inception date of 12/31/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4903-NLD-8/19/2020

Catalyst/Exceed Defined Risk Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmark:

		Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception**
Class A	(0.63)%	1.12%	3.95%
Class A with load	(6.38)%	(0.07)%	3.01%
Class C	(1.36)%	0.31%	3.12%
Class I	(0.29)%	1.34%	3.35%
S&P 500 Total Return Index(a)	7.51%	10.73%	10.53%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 2.61% for Class A, 3.36% for Class C and 2.36% for Class I shares . Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is December 31, 2013 for Class A, Class C and the Benchmark, and June 6, 2014 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type (long only) ^	% of Net Assets
Exchange Traded Funds	31.2%
Banks	9.0%
Healthcare-Services	5.6%
Pharmaceuticals	5.4%
Machinery-Diversified	5.1%
United States Government Security	4.9%
Electric	4.4%
REITS	4.1%
Machinery-Contstruction & Mining	2.5%
Transportation	2.5%
Other/Cash & Equivalents	25.3%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst/Millburn Hedge Strategy Fund (MBXAX, MBXCX, MBXIX)
(Unaudited)

Dear Fellow Shareholders,

The Fund was unprofitable for Fiscal Year 2019-2020 due to losses sustained on long equity futures and ETF positions during the first quarter of 2020. Elsewhere, short energy futures positions were profitable; trading of agricultural commodities and currency forwards were each slightly profitable; and trading of metal and interest rate futures were each slightly unprofitable. The Fund’s total returns for the trailing year and for the period since inception on 1/1/1997 compared to the S&P 500 Total Return Index and BofAML 3 Month T-Bill Index were as follows:

	Fiscal Year
	(06/30/19-06/30/20)	Since Inception (3)
Class I	-9.25%	10.00%
S&P 500 Total Return Index (1)	7.51%	8.31%
BofAML 3 Month T-Bill Index (2)	1.63%	2.19%
Class A	-9.48%	5.24%
Class C	-10.15%	4.44%
S&P 500 Total Return Index (1)	7.51%	11.79%
BofAML 3 Month T-Bill Index (2)	1.63%	1.32%
Class A with Sales Charge	-14.69%	3.86%

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

During most of the first half of the fiscal year (FY) financial and commodity market participants were bothered by tensions around the U.S.-China trade war, evidence of slowing global growth and trade, rising Brexit uncertainty, increasing geopolitical tensions including in Hong Kong, India/Pakistan, Japan/Korea, Iran/U.S., Saudi Arabia/Iran, Argentina and Russia, and mounting U.S. political confrontation. However, as we approached and entered 2020, the imminent signing of the “phase one” trade deal between the U.S. and China, increasingly accommodative monetary policy globally, broadening steps toward more expansionary fiscal policy, especially in Asia, and the firmer outlook on Brexit following the Conservative election victory in the U.K. led to an improved outlook from market participants. During this time long equity ETF and equity futures positions were profitable.

Subsequently, however, market sentiment collapsed as COVID-19 spread from China to the Middle East to Europe to the U.S.A. and became a global pandemic. Market participants gradually came to the realization that the measures to contain the disease would last not weeks or months but for several quarters at least. Hence, as the scope and duration of the damage to global employment, growth and demand became evident, the selling of equities and other financial investments cascaded violently. Consequently, large, broad-based losses were sustained on long equity ETF and equity futures positions, overwhelming earlier profits.

In response, strong, coordinated, and unprecedented monetary and fiscal measures were implemented by countries across the globe, led by the U.S. As a result, and in response to surprising improvements in economic activity as

(Unaudited)

economies cautiously reopened, and encouraging news periodically concerning COVID-19 therapies and vaccines, the sentiment of equity market participants improved continuously from late March through the end of June. While this overall attitude improvement was muted at times by evidence of new COVID-19 hotspots in several U.S. states and foreign countries; by the still horrific statistical reports on growth and unemployment; and by the expanding tensions between the U.S.—indeed many western countries—and China, long equity future and ETF positions were somewhat profitable. Still, for the FY overall, 23 of 29 markets traded in the futures portfolio were unprofitable. Long positions in the NASDAQ future during the April-June quarter, in the Taiwan future in 2019 and during April-June, and trading of German, Korean, South African and Brazilian futures were profitable. Long equity ETF positions were slightly unprofitable.

Energy prices were range-bound and volatile into early 2020. They were depressed by the trade and global growth worries, particularly during August; soared in mid-September after the apparently devastating attack on Saudi production and export facilities; and collapsed thereafter when after-attack reports showed the actual damage to be easily managed. Then, improving U.S.-China prospects and the December renewal of the OPEC+ production cut agreement supported crude oil prices into early 2020. However, as demand collapsed due to the pandemic, and as supply surged due to a price war between Saudi Arabia and Russia, oil prices fell to their lowest levels in over 20 years. The price of WTI crude plunged from near $61/barrel at the start of 2020 to only $12/barrel near the end of April—having actually fallen briefly below zero in mid-April. Thereafter, supply reductions from OPEC+ via an aggressive new agreement and from non-OPEC producers in response to plunging market prices tended to put a floor under the market and helped prices to recover sharply in May and June to around $40/barrel as market participants were encouraged by signs of economic reopening. Overall, for the FY, energy trading was profitable due to gains from short Brent crude, WTI crude and London gas oil positions during March. A short natural gas trade was profitable too as ample supplies—evidenced by an 8-year high in European stocks—depressed prices even during the winter heating season. Meanwhile, trading of heating oil was unprofitable.

The U.S. dollar was volatile in a 3% range from the middle of 2019 through early March as foreign exchange rates were buffeted by a variety of cross currents from growth, interest rate, liquidity, safe haven and energy price influences. Then, the dollar soared by 9% due to safe haven demand at the height of the COVID-induced financial panic. Subsequently, in the wake of global central bank and government efforts to stabilize economies and markets—especially the Fed’s massive expansion and broadening of dollar swap facilities—the U.S. currency relinquished most of those earlier gains. Overall, dollar trading results were mixed and marginally profitable. Long dollar trades against the Brazilian real, Russian ruble and Turkish lira were profitable in 2020. Trading the U.S. dollar against the Swiss, Aussie and New Zealand currencies was also profitable, as was trading the euro versus the Swedish krona. On the other hand, long dollar positions against the euro and yen were unprofitable in February and March. Trading the U.S. unit relative to the currencies of Great Britain, Norway, Sweden, Mexico and South Africa was also unprofitable, as was a short U.S./long Canada position in 2019.

Interest rates, as evidenced by the 10-year U.S. rate, were volatile between 1.45% and 2.15% into mid-February. During late summer, when recession fears dogged financial markets and risk aversion was at its highest, investment and safe haven demand for government securities pushed yields down sharply and produced inverted yields curves. As the economic background improved and the need for safe haven investments receded, and as central banks showed signs of moving away from negative interest rates, global interest rates recovered from their lows, although the path to higher rates was quite choppy. In February and March, interest rates on government debt were buffeted

(Unaudited)

by a variety of cross currents. The actual and anticipated negative impact of the pandemic on global growth and inflation combined with a flight to safety boosted demand for government debt, driving interest rates sharply lower. A rush for liquidity and U.S. dollars, at times, led to a forced liquidation of government debt, driving interest rates sharply higher. Finally, global central banks cut official rates a record number of times during a single month in March and created numerous massive liquidity provision, QE, and forward guidance programs that stabilized struggling financial markets globally, once again driving interest rates sharply lower and, thereafter, restraining rates across yield curves. Not even the extraordinary fiscal policy efforts leading to unprecedentedly large deficits and debt/GDP levels across the globe were able to boost borrowing costs more than temporarily. On balance, interest rate trading produced a small loss as profits on long Italian bond and Eurodollar futures, and from trading U.S. and British bond futures in 2019 fell just short of losses from trading U.S., Australian, and German notes and bonds, especially during August and March.

Copper prices, which had fallen sharply in response to the actual and expected growth-reducing impacts of COVID-19, rebounded during 2020’s second quarter in response to a weaker dollar and encouraging signs of economic reopening, particularly from Asia. Short copper positions were unprofitable. Also, the price of silver, which had been supported for a time as a safe haven precious metal, succumbed to profit-taking and to a dramatic weakening in industrial demand and a long position was unprofitable late in the first quarter of 2020. On the other hand, safe haven demand led to a largely offsetting gain on a long gold position.

Finally, trading of agricultural commodities was marginally positive.

Sincerely,

Millburn Ridgefield Corporation

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Millburn Hedge Strategy Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	BofAML 3 Month T-Bill Index is used to represent the short-term U.S. Government bond market.

(Unaudited)

(3)	The performance of A&C shares is since 12/28/15 and that of the I is since 1/1/97, which includes the Fund’s Predecessor Fund (Millburn Hedge Fund, L.P.). The prior performance is net of management fees and other expenses including the effect of the performance fee. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. From its inception through December 28, 2015, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act of the Code, which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that would have adversely affected performance. Performance of the predecessor fund is not an indicator of future results.

4892-NLD-8/18/2020

Catalyst/Millburn Hedge Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for each of the periods ended June 30, 2020 compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception**	Since Inception***
Class A	(9.48)%	N/A	N/A	N/A	5.24%
Class A with load	(14.69)%	N/A	N/A	N/A	3.86%
Class C	(10.15)%	N/A	N/A	N/A	4.44%
Class I	(9.25)%	5.88%	7.19%	10.00%	N/A
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index(a)	1.63%	1.19%	0.64%	2.19%	1.32%
Credit Suisse Managed Futures Hedge Fund Index (b)	(2.03)%	(0.36)%	1.24%	4.12%	(1.11)%
S&P 500 Total Return Index(c)	7.51%	10.73%	13.99%	8.31%	11.79%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 2.27% for Class A, 3.02% for Class C and 2.02% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index “BofAML 3-Month T-Bill”, is an index of short-term U.S. Government securities maturing in 90 days. Investors cannot invest directly in an index.

(b)	Credit Suisse Managed Futures Hedge Fund Index is designed to broadly represent the performance of Managed Futures hedge funds in the Credit Suisse database representing at least 85% of total Managed Futures hedge fund assets under management. Investors cannot invest directly in an index.

(c)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

**	Inception date is January 1, 1997 for I shares and Benchmarks.

***	Inception date is December 28, 2015 for Class A shares, Class C shares and Benchmarks.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Security Type ^	% of Net Assets
Exchange Traded Funds	47.9%
United States Government Securities	31.6%
Other/Cash & Equivalents	20.5%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

June 30, 2020

Catalyst Exceed Defined Shield Fund (SHIEX, SHINX, SHIIX)
(Unaudited)

Dear Fellow Shareholders,

In early 2019 we further enhanced the strategy by adding an optimizing component to the process in order to seek a more consistent downside hedge experience while allowing for further participation on the upside. The updated strategy can be defined simply in three steps: (1) Hedge (2) Participate (3) Optimize. The strategy seeks to provide a hedge by always owning downside puts on the S&P 500 Index (1). The strategy seeks to participate by always being long S&P 500 call spreads. The strategy seeks to optimize by stepping up its hedges and participation levels as the market increases. As mentioned, we believe optimization will allow us to capture more upside with increased consistency of our downside hedges.

Performance for 2019 and 2020 perfectly illustrate how the strategy is meant to work:

In 2019, SHIIX, the I share of the Catalyst Exceed Defined Shield Fund, returned 20.23%, capturing 64% of the total return of the S&P 500 (31.49%) at 66.5% of the volatility (8.3% vs 12.5% annualized volatility). This is roughly in line with how we seek to perform in strong bull market environments.

Meanwhile, at the bottom of the market in Q1 2020, when the S&P 500 had dropped 30.3% year to date (YTD), SHIIX had only dropped 13.1%. Further, while the S&P 500 experienced 51.3% volatility for the period, SHIIX generated 13.1% volatility. For the period, SHIIX outperforming the S&P 500 by 17.2% with only a quarter of the volatility experienced. This performance was despite a historical freeze of credit markets which negatively affected the collateral used for our option strategy which consists of US Treasury and short-term investment grade securities.

We wish we knew what the market will do next. Will the ongoing battle with COVID end soon? Will the new normal with China result in diminished potential growth with the largest country in the world? Will the elections go smoothly this November? No one knows. That is why we believe it is prudent to always own downside puts to mitigate risk from a large market downturn yet also have the ability to participate if the market brushes off risks and continues to perform well. Ultimately, our objective is to continue to participate in market moves up while being comforted with the fact that a hedge is always in place below, and that the hedge is being moved up as the market moves up. Given mounting global risks despite being close to record highs, it may be prudent to further analyze a product that can provide comfort whether the market moves up or down. We believe our strategy does just that.

Investment Strategy

The Fund seeks to achieve its investment objective by investing in a series of put and call options on exchange traded funds (“ETFs”) that track the S&P 500 Index and in fixed income securities. Each series consists of (1) a downside put spread which serves to limit downside risk, providing a tail hedge, and (2) an upside call spread which assists in financing the protection and results in a cap on the upside. The investment strategy is implemented through a rolling laddered portfolio. The portfolio is then regularly optimized based on market activity to maintain a consistent tail-risk hedge and upside participation.

(Unaudited)

Fund Performance

The Fund’s total returns for the fiscal year ended 06/30/20 and for the period since inception through 06/30/20 as compared to the S&P 500 Total Return Index were as follows:

	Fiscal Year	Since Inception (2)
Class A*	3.51%	5.03%
Class C (09/05/2017)	2.67%	4.99%
Class I*	3.74%	5.30%
S&P 500 Total Return Index (1)	7.51%	10.03%
Class A with Sales Charge	-2.42%	3.85%

*	Since inception returns assume inception date of 04/14/2015 for Class A and I, and 09/05/2017 for Class C.

The Fund’s maximum sales charge for Class A shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at wwwCatalystMF.com.

The Fund is comprised of exchange listed SPY equity options and a mix of short-term investment grade bonds, ETF’s that seek to provide a proxy for short term investment grade bonds and short-term treasury bonds. The options serve the purpose of providing a relatively defined exposure to the S&P 500 as detailed above. The bonds serve as collateral for the option positions as well as provide a potential yield that is used in purchasing the options.

Fund returns over the last 12 months were generated primarily by the option component of the strategy though with some assistance over the period by the bond component of the strategy as interest rates declined.

Sincerely,

Joseph Halpern

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(Unaudited)

(1)	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Exceed Defined Shield Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)	Since inception returns assume inception date of 04/14/2015. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than two years after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares© 2019 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4904-NLD-8/19/2020

Catalyst/Exceed Defined Shield Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmark:

			Annualized Since
	1 Year Return	5 Year Return	Inception**
Class A	3.51%	5.57%	5.03%
Class A with Load	(2.42)%	4.33%	3.85%
Class C	2.67%	N/A	4.99%
Class I	3.74%	5.83%	5.30%
S&P 500 Total Return Index (a)	7.51%	10.73%	10.03%
HFRX Equity Hedge Index (b)	(2.11)%	(0.26)%	(0.55)%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Class A shares are subject to a 1.00% maximum deferred sales charge. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Fund’s Prospectus dated November 1, 2019, the Fund’s total gross annual operating expenses are 2.28% for Class A, 3.03% for Class C and 2.03% for Class I shares. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

**	Inception date is April 14, 2015 for Class A, Class I and the Benchmark, and September 5, 2017 for Class C. Total returns prior to the Fund Inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(a)	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(b)	The HFRX Equity Hedge Index (“HFRX Equity”), tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of HFRX Equity does not include expenses. HFRX Equity is not professionally managed and is not available for investment.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry/Security Type (long only) ^	% of Net Assets
Exchange Traded Funds	30.9%
Banks	22.2%
Pharmaceuticals	5.6%
Diversified Financial Services	4.8%
Healthcare-Services	2.5%
Insurance	2.4%
Electric	2.3%
Oil & Gas	1.7%
Machinery-Diversified	1.6%
Telecommunications	1.6%
Other/Cash & Equivalents	24.4%
100.0%

^    Does not include derivatives in which the Fund invests.

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 54.1% *
	CALL OPTIONS PURCHASED - 33.2%
50	Corn Future, Maturing Dec 2020 +	Wedbush	$925,000	11/20/2020	$370.00	$32,500
100	Corn Future, Maturing Dec 2020 +	Wedbush	2,000,000	11/20/2020	400.00	32,500
220	Corn Future, Maturing Dec 2020 +	Wedbush	4,620,000	11/20/2020	420.00	45,375
115	Corn Future, Maturing September 2020 +	Wedbush	1,897,500	8/21/2020	330.00	116,438
277	Corn Future, Maturing September 2020 +	Wedbush	4,986,000	8/21/2020	360.00	110,800
50	Corn Future, Maturing September 2020 +	Wedbush	1,000,000	8/21/2020	400.00	5,937
25	Corn Future, Maturing September 2020 +	Wedbush	550,000	8/21/2020	440.00	1,250
100	Crude Oil Future, Maturing August 2020 +	Wedbush	3,050,000	7/16/2020	30.50	902,000
100	Crude Oil Future, Maturing August 2020 +	Wedbush	3,200,000	7/16/2020	32.00	760,000
126	Crude Oil Future, Maturing August 2020 +	Wedbush	4,158,000	7/16/2020	33.00	841,680
67	Crude Oil Future, Maturing August 2020 +	Wedbush	2,613,000	7/16/2020	39.00	129,980
51	Crude Oil Future, Maturing August 2020 +	Wedbush	2,295,000	7/16/2020	45.00	10,710
100	Crude Oil Future, Maturing September 2020 +	Wedbush	3,150,000	8/17/2020	31.50	876,000
81	Crude Oil Future, Maturing September 2020 +	Wedbush	2,956,500	8/17/2020	36.50	385,560
81	Crude Oil Future, Maturing September 2020 +	Wedbush	3,321,000	8/17/2020	41.00	169,290
100	Crude Oil Future, Maturing September 2020 +	Wedbush	4,150,000	8/17/2020	41.50	188,000
51	Crude Oil Future, Maturing October 2020 +	Wedbush	1,402,500	9/17/2020	27.50	657,390
40	Crude Oil Future, Maturing October 2020 +	Wedbush	1,480,000	9/17/2020	37.00	208,800
51	Crude Oil Future, Maturing October 2020 +	Wedbush	1,938,000	9/17/2020	38.00	232,560
51	Crude Oil Future, Maturing October 2020 +	Wedbush	2,065,500	9/17/2020	40.50	159,630
20	Crude Oil Future, Maturing October 2020 +	Wedbush	900,000	9/17/2020	45.00	27,600
11	Crude Oil Future, Maturing October 2020 +	Wedbush	610,500	9/17/2020	55.50	3,080
100	Crude Oil Future, Maturing October 2020 +	Wedbush	5,800,000	9/17/2020	58.00	22,000
10	Crude Oil Future, Maturing November 2020 +	Wedbush	200,000	10/15/2020	20.00	201,200
10	Crude Oil Future, Maturing November 2020 +	Wedbush	400,000	10/15/2020	40.00	39,400
75	Crude Oil Future, Maturing November 2020 +	Wedbush	3,150,000	10/15/2020	42.00	221,250
41	Crude Oil Future, Maturing December2020 +	Wedbush	1,230,000	11/17/2020	30.00	471,090
41	Crude Oil Future, Maturing December2020 +	Wedbush	1,722,000	11/17/2020	42.00	145,140
80	Crude Oil Future, Maturing December2020 +	Wedbush	3,480,000	11/17/2020	43.50	231,200
65	Crude Oil Future, Maturing December2020 +	Wedbush	3,607,500	11/17/2020	55.50	37,050
40	Crude Oil Future, Maturing December2020 +	Wedbush	2,700,000	11/17/2020	67.50	8,400
50	Gold Future, Maturing August 2020 +	Wedbush	8,625,000	7/28/2020	1,725.00	423,500
25	Gold Future, Maturing August 2020 +	Wedbush	4,500,000	7/28/2020	1,800.00	90,000
50	Gold Future, Maturing August 2020 +	Wedbush	9,025,000	7/28/2020	1,805.00	169,000
40	Gold Future, Maturing September 2020 +	Wedbush	6,400,000	8/27/2020	1,600.00	859,600
25	Gold Future, Maturing September 2020 +	Wedbush	4,125,000	8/26/2020	1,650.00	420,500
50	Gold Future, Maturing September 2020 +	Wedbush	8,850,000	8/26/2020	1,770.00	381,500
40	Gold Future, Maturing September 2020 +	Wedbush	7,400,000	8/26/2020	1,850.00	162,400
25	Gold Future, Maturing September 2020 +	Wedbush	4,700,000	8/26/2020	1,880.00	79,500
21	Gold Future, Maturing September 2020 +	Wedbush	4,084,500	8/26/2020	1,945.00	39,060
10	Gold Future, Maturing October 2020 +	Wedbush	1,400,000	9/24/2020	1,400.00	412,400
31	Gold Future, Maturing October 2020 +	Wedbush	5,223,500	9/24/2020	1,685.00	455,700
101	Gold Future, Maturing October 2020 +	Wedbush	17,978,000	9/24/2020	1,780.00	863,550
10	Gold Future, Maturing October 2020 +	Wedbush	1,800,000	9/24/2020	1,800.00	75,800
101	Gold Future, Maturing October 2020 +	Wedbush	18,735,500	9/24/2020	1,855.00	545,400
31	Gold Future, Maturing October 2020 +	Wedbush	5,781,500	9/24/2020	1,865.00	157,480
30	Gold Future, Maturing November 2020 +	Wedbush	4,680,000	10/27/2020	1,560.00	810,600
15	Gold Future, Maturing November 2020 +	Wedbush	2,730,000	10/27/2020	1,820.00	127,500
15	Gold Future, Maturing November 2020 +	Wedbush	2,812,500	10/27/2020	1,875.00	96,300
51	Gold Future, Maturing February 2021 +	Wedbush	9,690,000	1/26/2021	1,900.00	453,900
51	Gold Future, Maturing February 2021 +	Wedbush	10,710,000	1/26/2021	2,100.00	235,110
	TOTAL CALL OPTIONS PURCHASED (Cost - $12,617,860)					14,132,610

	PUT OPTIONS PURCHASED - 20.9%
200	Corn Future, Maturing September 2020 +	Wedbush	3,250,000	8/21/2020	325.00	68,750
200	Corn Future, Maturing September 2020 +	Wedbush	3,550,000	8/21/2020	355.00	228,750
150	Corn Future, Maturing March 2021 +	Wedbush	2,175,000	2/19/2021	290.00	19,687
150	Corn Future, Maturing March 2021 +	Wedbush	2,550,000	2/19/2021	340.00	100,313
100	Crude Oil Future, Maturing August 2020 +	Wedbush	2,550,000	7/16/2020	25.50	12,000
100	Crude Oil Future, Maturing August 2020 +	Wedbush	3,300,000	7/16/2020	33.00	41,000
394	Crude Oil Future, Maturing September 2020 +	Wedbush	4,531,000	8/17/2020	11.50	43,340
204	Crude Oil Future, Maturing September 2020 +	Wedbush	6,324,000	8/17/2020	31.00	175,440
202	Crude Oil Future, Maturing September 2020 +	Wedbush	7,272,000	8/17/2020	36.00	359,560
75	Crude Oil Future, Maturing September 2020 +	Wedbush	2,737,500	8/17/2020	36.50	144,000
75	Crude Oil Future, Maturing September 2020 +	Wedbush	3,675,000	8/17/2020	49.00	752,250
101	Crude Oil Future, Maturing September 2020 +	Wedbush	5,050,000	8/17/2020	50.00	1,108,980
101	Crude Oil Future, Maturing September 2020 +	Wedbush	6,060,000	8/17/2020	60.00	2,097,770
76	Crude Oil Future, Maturing October 2020 +	Wedbush	1,900,000	9/17/2020	25.00	52,440
75	Crude Oil Future, Maturing October 2020 +	Wedbush	2,512,500	9/17/2020	33.50	136,500
77	Crude Oil Future, Maturing October 2020 +	Wedbush	2,695,000	9/17/2020	35.00	167,090
125	Crude Oil Future, Maturing October 2020 +	Wedbush	4,937,500	9/17/2020	39.50	461,250
25	Crude Oil Future, Maturing October 2020 +	Wedbush	1,025,000	9/17/2020	41.00	110,000
75	Crude Oil Future, Maturing October 2020 +	Wedbush	3,262,500	9/17/2020	43.50	439,500

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS PURCHASED - 54.1% * (Continued)
	PUT OPTIONS PURCHASED - 20.9% (Continued)
40	Crude Oil Future, Maturing October 2020 +	Wedbush	$1,800,000	9/17/2020	$45.00	$276,000
26	Crude Oil Future, Maturing November 2020 +	Wedbush	1,027,000	10/15/2020	39.50	107,640
51	Crude Oil Future, Maturing November 2020 +	Wedbush	2,193,000	10/15/2020	43.00	302,940
50	Gold Future, Maturing August 2020 +	Wedbush	7,375,000	7/28/2020	1,475.00	4,000
50	Gold Future, Maturing August 2020 +	Wedbush	8,200,000	7/28/2020	1,640.00	12,500
161	Gold Future, Maturing August 2020 +	Wedbush	26,565,000	7/28/2020	1,650.00	45,080
51	Gold Future, Maturing August 2020 +	Wedbush	8,619,000	7/28/2020	1,690.00	25,500
100	Gold Future, Maturing August 2020 +	Wedbush	17,000,000	7/28/2020	1,700.00	59,000
50	Gold Future, Maturing August 2020 +	Wedbush	9,000,000	7/28/2020	1,800.00	177,500
51	Gold Future, Maturing August 2020 +	Wedbush	9,205,500	7/28/2020	1,805.00	195,330
50	Gold Future, Maturing October 2020 +	Wedbush	7,500,000	9/24/2020	1,500.00	21,500
50	Gold Future, Maturing October 2020 +	Wedbush	8,500,000	9/24/2020	1,700.00	128,000
35	Gold Future, Maturing November 2020 +	Wedbush	5,215,000	10/27/2020	1,490.00	21,000
31	Gold Future, Maturing November 2020 +	Wedbush	5,068,500	10/27/2020	1,635.00	57,660
35	Gold Future, Maturing November 2020 +	Wedbush	5,915,000	10/27/2020	1,690.00	106,050
31	Gold Future, Maturing November 2020 +	Wedbush	5,688,500	10/27/2020	1,835.00	289,230
31	Gold Future, Maturing December 2020 +	Wedbush	4,603,500	11/24/2020	1,485.00	26,040
25	Gold Future, Maturing December 2020 +	Wedbush	3,812,500	11/24/2020	1,525.00	27,500
25	Gold Future, Maturing December 2020 +	Wedbush	3,925,000	11/24/2020	1,570.00	38,500
31	Gold Future, Maturing December 2020 +	Wedbush	5,239,000	11/24/2020	1,690.00	122,450
25	Gold Future, Maturing December 2020 +	Wedbush	4,700,000	11/24/2020	1,880.00	334,750
	TOTAL PUT OPTIONS PURCHASED (Cost - $17,335,647)					8,896,790

	TOTAL OPTIONS PURCHASED (Cost - $29,953,507)					23,029,400

Principal			Coupon Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 26.1%
$2,344,000	Resolution Funding Corp. Interest Strip		0.00%	10/15/2020		2,342,009
2,500,000	Resolution Funding Corp. Principal Strip		0.00%	10/15/2020		2,497,841
5,000,000	United States Treasury Note		1.75%	10/31/2020		5,026,000
1,255,000	United States Treasury Strip Coupon		0.00%	8/31/2020		1,254,688
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $11,075,226)					11,120,538

Shares
	SHORT-TERM INVESTMENTS - 59.3%
25,212,599	First American Government Obligations Portfolio - Institutional Class, 0.11% **					25,212,599
	TOTAL SHORT-TERM INVESTMENTS (Cost - $25,212,599)					25,212,599

	TOTAL INVESTMENTS - 139.5% (Cost - $66,241,332)					$59,362,537
	LIABILITIES IN EXCESS OF OTHER ASSETS - (39.5)%					(16,814,759)
	NET ASSETS - 100.0%					$42,547,778

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (47.8)% *
	CALL OPTIONS WRITTEN - (28.7)%
115	Corn Future, Maturing August 2020 +	Wedbush	$1,897,500	7/24/2020	$330.00	$99,187
202	Corn Future, Maturing August 2020 +	Wedbush	3,636,000	7/24/2020	360.00	54,288
100	Corn Future, Maturing September 2020 +	Wedbush	1,950,000	8/21/2020	390.00	15,625
220	Corn Future, Maturing March 2021 +	Wedbush	4,620,000	2/19/2021	420.00	71,500
116	Crude Oil Future, Maturing August 2020 +	Wedbush	3,248,000	7/16/2020	28.00	1,327,040
252	Crude Oil Future, Maturing August 2020 +	Wedbush	8,820,000	7/16/2020	35.00	1,237,320
74	Crude Oil Future, Maturing August 2020 +	Wedbush	2,738,000	7/16/2020	37.00	244,200
2	Crude Oil Future, Maturing August 2020 +	Wedbush	84,000	7/16/2020	42.00	1,320
100	Crude Oil Future, Maturing September 2020 +	Wedbush	3,450,000	8/17/2020	34.50	626,000
100	Crude Oil Future, Maturing September 2020 +	Wedbush	3,700,000	8/17/2020	37.00	441,000
62	Crude Oil Future, Maturing September 2020 +	Wedbush	2,418,000	8/17/2020	39.00	194,060
100	Crude Oil Future, Maturing September 2020 +	Wedbush	4,800,000	8/17/2020	48.00	44,000
102	Crude Oil Future, Maturing October 2020 +	Wedbush	3,468,000	9/17/2020	34.00	755,820
102	Crude Oil Future, Maturing October 2020 +	Wedbush	4,794,000	9/17/2020	47.00	96,900
20	Crude Oil Future, Maturing October 2020 +	Wedbush	980,000	9/17/2020	49.00	13,400
100	Crude Oil Future, Maturing October 2020 +	Wedbush	5,400,000	9/17/2020	54.00	34,000
25	Crude Oil Future, Maturing October 2020 +	Wedbush	1,500,000	9/17/2020	60.00	4,750
20	Crude Oil Future, Maturing November 2020 +	Wedbush	600,000	10/15/2020	30.00	221,800
75	Crude Oil Future, Maturing November 2020 +	Wedbush	3,750,000	10/15/2020	50.00	60,000
82	Crude Oil Future, Maturing December 2020 +	Wedbush	2,952,000	11/17/2020	36.00	572,360
160	Crude Oil Future, Maturing December 2020 +	Wedbush	8,800,000	11/17/2020	55.00	96,000
50	Gold Future, Maturing August 2020 +	Wedbush	8,775,000	7/28/2020	1,755.00	309,500
100	Gold Future, Maturing August 2020 +	Wedbush	17,700,000	7/28/2020	1,770.00	521,000
25	Gold Future, Maturing August 2020 +	Wedbush	4,750,000	7/28/2020	1,900.00	21,750
80	Gold Future, Maturing September 2020 +	Wedbush	13,800,000	8/26/2020	1,725.00	847,200
50	Gold Future, Maturing September 2020 +	Wedbush	8,825,000	8/26/2020	1,765.00	396,000

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST HEDGED COMMODITY STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date	Exercise Price	Value
	OPTIONS WRITTEN - (47.8)% * (Continued)
	CALL OPTIONS WRITTEN - (28.7)% (Continued)
21	Gold Future, Maturing September 2020 +	Wedbush	$4,095,000	8/26/2020	$1,950.00	$37,380
20	Gold Future, Maturing October 2020 +	Wedbush	3,200,000	9/24/2020	1,600.00	438,800
62	Gold Future, Maturing October 2020 +	Wedbush	11,067,000	9/24/2020	1,785.00	513,980
202	Gold Future, Maturing October 2020 +	Wedbush	36,764,000	9/24/2020	1,820.00	1,355,420
30	Gold Future, Maturing November 2020 +	Wedbush	5,070,000	10/27/2020	1,690.00	482,100
30	Gold Future, Maturing November 2020 +	Wedbush	5,130,000	10/27/2020	1,710.00	439,500
102	Gold Future, Maturing February 2021 +	Wedbush	20,400,000	1/26/2021	2,000.00	643,620
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $9,978,734)					12,216,820

	PUT OPTIONS WRITTEN - (19.1)%
400	Corn Future, Maturing September 2020 +	Wedbush	6,800,000	8/21/2020	340.00	270,000
150	Corn Future, Maturing March 2021 +	Wedbush	2,325,000	2/19/2021	310.00	39,375
150	Corn Future, Maturing March 2021 +	Wedbush	2,400,000	2/19/2021	320.00	54,375
202	Crude Oil Future, Maturing August 2020 +	Wedbush	2,222,000	7/16/2020	11.00	4,040
200	Crude Oil Future, Maturing August 2020 +	Wedbush	5,800,000	7/16/2020	29.00	40,000
102	Crude Oil Future, Maturing August 2020 +	Wedbush	3,162,000	7/16/2020	31.00	28,560
101	Crude Oil Future, Maturing September 2020 +	Wedbush	3,484,500	8/17/2020	34.50	143,420
126	Crude Oil Future, Maturing September 2020 +	Wedbush	4,914,000	8/17/2020	39.00	351,540
175	Crude Oil Future, Maturing September 2020 +	Wedbush	7,175,000	8/17/2020	41.00	656,250
75	Crude Oil Future, Maturing September 2020 +	Wedbush	3,375,000	8/17/2020	45.00	486,750
202	Crude Oil Future, Maturing September 2020 +	Wedbush	11,312,000	8/17/2020	56.00	3,395,620
96	Crude Oil Future, Maturing October 2020 +	Wedbush	1,008,000	9/17/2020	10.50	16,320
87	Crude Oil Future, Maturing October 2020 +	Wedbush	2,610,000	9/17/2020	30.00	105,270
102	Crude Oil Future, Maturing October 2020 +	Wedbush	3,162,000	9/17/2020	31.00	138,720
205	Crude Oil Future, Maturing October 2020 +	Wedbush	7,687,500	9/17/2020	37.50	594,500
51	Crude Oil Future, Maturing October 2020 +	Wedbush	2,167,500	9/17/2020	42.50	266,730
100	Crude Oil Future, Maturing November 2020 +	Wedbush	4,000,000	10/15/2020	40.00	436,000
351	Gold Future, Maturing August 2020 +	Wedbush	57,037,500	7/28/2020	1,625.00	77,220
60	Gold Future, Maturing August 2020 +	Wedbush	10,350,000	7/28/2020	1,725.00	55,200
102	Gold Future, Maturing August 2020 +	Wedbush	17,901,000	7/28/2020	1,755.00	167,280
100	Gold Future, Maturing October 2020 +	Wedbush	16,000,000	9/24/2020	1,600.00	95,000
70	Gold Future, Maturing November 2020 +	Wedbush	11,130,000	10/27/2020	1,590.00	88,200
62	Gold Future, Maturing November 2020 +	Wedbush	10,757,000	10/27/2020	1,735.00	275,900
62	Gold Future, Maturing December 2020 +	Wedbush	9,858,000	11/24/2020	1,590.00	111,600
50	Gold Future, Maturing December 2020 +	Wedbush	8,125,000	11/24/2020	1,625.00	118,500
25	Gold Future, Maturing December 2020 +	Wedbush	4,312,500	11/24/2020	1,725.00	128,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $16,426,647)					8,144,870

	TOTAL OPTIONS WRITTEN (Premiums Received - $26,405,381)					$20,361,690

*	Non-income producing security.

+	All of this investment is a holding of the CHCSF Fund Limited.

**	Rate shown represents the rate at June 30, 2020, is subject to change and resets daily.

(a)	Each contract is equivalent to one underlying futures contract.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/WARRINGTON STRATEGIC PROGRAM FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Contracts (a)		Counterparty	Notional	Expiration Date	Exercise Price	Value
	PURCHASED OPTIONS - 0.1% *
	PUT OPTIONS PURCHASED - 0.0%
134	S&P 500 Index Future, Maturing September 2020	Wedbush	$67,000,000	7/31/2020	$2,000	$61,975
	TOTAL PURCHASED OPTIONS (Cost - $201,000)					61,975

	PRIVATE INVESTMENT FUND - 10.9%
	Prime Meridian Income QP Fund, LP # +					15,744,323
	TOTAL PRIVATE INVESTMENT FUND (Cost - $14,433,987)					15,744,323

Principal			Discount Rate (%)	Maturity
	SHORT-TERM INVESTMENTS - 86.0%
	UNITED STATES GOVERNMENT SECURITY - 17.3%
$25,000,000	United States Treasury Bill ^		1.5254	7/30/2020		24,997,584

Shares
	MONEY MARKET FUNDS - 68.7%
99,070,654	First American Government Obligations Portfolio- Institutional Class 0.11% **					99,070,654

	TOTAL SHORT-TERM INVESTMENTS (Cost - $124,039,937)					124,068,238

	TOTAL INVESTMENTS - 97.0% (Cost - $138,674,924)					$139,874,536
	LIABILITIES LESS OTHER ASSETS - 3.0%					4,336,306
	NET ASSETS - 100.0%					$144,210,842

						Unrealized
						Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity		(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.1%
335	S&P 500 E-Mini Future	Wedbush	51,761,688	September-20		1,653,493
	NET UNREALIZED APPRECIATION FROM OPEN LONG FUTURE CONTRACTS					1,653,493

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - (1.2)%
(67)	S&P 500 Index Future	Wedbush	(51,760,850)	September-20		(1,723,575)
	NET UNREALIZED DEPRECIATION FROM OPEN SHORT FUTURE CONTRACTS					(1,723,575)
	TOTAL UNREALIZED LOSS FROM OPEN FUTURES CONTRACTS					(70,082)

Contracts (a)		Counterparty	Notional	Expiration Date	Exercise Price	Value
	WRITTEN OPTIONS - 0.1% *
	PUT OPTIONS WRITTEN - 0.1%
268	S&P 500 Index Future, Maturing September 2020	Wedbush	117,250,000	7/31/2020	$1,750	77,050
	TOTAL OPTIONS WRITTEN (Premiums Received - $201,000)					77,050

*	Non-income producing security.

**	Rate shown represents the rate at June 30, 2020, is subject to change and resets daily.

+	Affiliated issuer.

#	The security is illiquid; total illiquid securities represent 10.9% of net assets.

^	All or a portion of security held as collateral for open options and futures contracts.

(a)	Each contract is equivalent to one of the underlying futures contract.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	OPEN ENDED FUNDS - 80.2%
90,490	Catalyst Enhanced Income Strategy Fund, Class I +	$1,005,347
68,689	Rational Special Situations Income Fund, Institutional Class +	1,338,053
	TOTAL OPEN ENDED FUNDS (Cost - $2,394,248)	2,343,400

	SHORT-TERM INVESTMENTS - 19.0%
555,572	First American Government Obligations Portfolio- Institutional Class 0.11% * ++	555,572
	TOTAL SHORT-TERM INVESTMENTS (Cost - $555,572)	555,572

	TOTAL INVESTMENTS - 99.2% (Cost - $2,949,820)	$2,898,972
	OTHER ASSETS LESS LIABILITIES - 0.8%	23,585
	NET ASSETS - 100.0%	$2,922,557

*	Rate shown represents the rate at June 30, 2020, is subject to change and resets daily.

+	Affiliated issuer.

++	All or a portion of this investment is a holding of the CSACS Fund Limited.

TOTAL RETURN SWAPS - (7.0)%

The BNP Paribas Catalyst Systematic Index (“BNP CASA Index”) is a rules based index designed to capitalize on structural inefficiencies and behavorial biases present within the equity, fixed income, commodity and currency markets. The BNP CASA Index is comprised of seven rules-based Index components created by BNP Paribas.

		Notional			Pay/Receive	Upfront	Unrealized
Shares	Reference Entity	Amount	Counterparty	Maturity	Fixed Rate	Payments	Depreciation
823	BNP Paribas Catalyst Systematic Index ++	1,725,000	BNP Paribas	2/16/2021	0.5000%	—	$(202,735)
1,028	BNP Paribas Catalyst Systematic Index ++	1,900,000	BNP Paribas	2/16/2021	0.5000%	—	(1,228)
							$(203,963)

++	This instrument is held by CSACS Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^

						Unrealized
						Appreciation/
Long Contracts		Counterparty	Notional Amount	Maturity		(Depreciation)	Weighted %
	OPEN LONG FUTURES CONTRACTS
32	10 Year US Future	BNP Paribas	$4,520,205	September-20		$3,555	23.79%
103	CMX Copper Future	BNP Paribas	76,965	March-21		8,952	0.41%
4	CMX Gold Future	BNP Paribas	741,920	December-20		22,984	3.90%
0	CMX Gold Future	BNP Paribas	76,884	February-21		2,484	0.40%
1	CMX Silver Future	BNP Paribas	82,115	March-21		854	0.43%
2	E10 Future	BNP Paribas	479,855	September-20		2,377	2.53%
4	Emerging Future	BNP Paribas	210,244	September-20		13,506	1.11%
5	HSCEI Future	BNP Paribas	343,991	July-20		9,715	1.81%
2	ICE Brent Crude Future	BNP Paribas	79,199	December-23		(1,232)	0.42%
2	LME Aluminium HG Future	BNP Paribas	76,469	January-21		2,866	0.40%
2	LME Aluminium HG Future	BNP Paribas	71,600	December-21		2,367	0.38%
1	LME Copper Future	BNP Paribas	131,126	October-20		15,199	0.69%
1	LME Nickel Future	BNP Paribas	47,404	December-20		1,725	0.25%
0	LME Nickel Future	BNP Paribas	38,421	January-21		1,392	0.20%
1	LME Zinc Future	BNP Paribas	57,710	December-20		1,624	0.30%
1	LME Zinc Future	BNP Paribas	56,953	January-21		1,635	0.30%
3	Nikkei Future	BNP Paribas	295,765	September-20		7,074	1.56%
121	NYMEX Heating Oil Future	BNP Paribas	68,054	January-21		4,836	0.36%
3	NYMEX Natural Gas Future	BNP Paribas	74,615	January-21		(1,818)	0.39%
5	NYMEX Natural Gas Future	BNP Paribas	115,675	April-21		(1,750)	0.61%
2	NYMEX WTI Crude Future	BNP Paribas	92,914	November-21		2,893	0.49%
8	S&P 500 Future	BNP Paribas	1,314,856	September-20		25,371	6.92%
	NET UNREALIZED GAIN FROM OPEN LONG FUTURE CONTRACTS					126,609

Short Contracts
	OPEN SHORT FUTURES CONTRACTS
(5)	CBOE VIX Future	BNP Paribas	(145,885)	August-20		(8,746)	0.77%
(320)	CMX Copper Future	BNP Paribas	(236,693)	September-20		(28,203)	1.25%
(103)	CMX Copper Future	BNP Paribas	(76,964)	December-20		(9,066)	0.41%
(1)	CMX Silver Future	BNP Paribas	(62,971)	September-20		(180)	0.33%
(1)	CMX Silver Future	BNP Paribas	(82,087)	December-20		(545)	0.43%
(17)	Eurostoxx Future	BNP Paribas	(675,673)	September-20		(44,226)	3.56%
(3)	ICE Brent Crude Future	BNP Paribas	(138,015)	November-20		(9,324)	0.73%
(1)	ICE Gas Oil Future	BNP Paribas	(51,600)	September-20		(7,821)	0.27%
(1)	JGB Future	BNP Paribas	(1,014,448)	September-20		267	5.34%
(3)	LME Aluminium HG Future	BNP Paribas	(129,094)	September-20		(5,172)	0.68%
(2)	LME Aluminium HG Future	BNP Paribas	(76,519)	November-20		(2,969)	0.40%
(2)	LME Nickel Future	BNP Paribas	(122,808)	September-20		(4,598)	0.65%
(2)	LME Zinc Future	BNP Paribas	(122,670)	September-20		(3,500)	0.65%
(1)	LME Zinc Future	BNP Paribas	(38,446)	November-20		(1,079)	0.20%
(94)	NYMEX Gasoline RBOB Future	BNP Paribas	(47,933)	September-20		(4,154)	0.25%
(75)	NYMEX Heating Oil Future	BNP Paribas	(40,364)	September-20		(3,842)	0.21%
(123)	NYMEX Heating Oil Future	BNP Paribas	(68,200)	November-20		(5,521)	0.36%
(12)	NYMEX Natural Gas Future	BNP Paribas	(202,164)	September-20		20,237	1.06%
(3)	NYMEX Natural Gas Future	BNP Paribas	(74,546)	November-20		3,339	0.39%
(5)	NYMEX WTI Crude Future	BNP Paribas	(212,326)	September-20		(18,417)	1.12%
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS					(133,520)

					Exercise
Contracts					Price	Value
	OPTIONS PURCHASED
	CALL OPTIONS PURCHASED
125	S&P 500 Index	BNP Paribas	406,711	7/24/2020	$3,257.86	$2,989	2.14%
119	S&P 500 Index	BNP Paribas	389,262	7/31/2020	3,259.18	5,246	2.05%
62	S&P 500 Index	BNP Paribas	202,221	8/7/2020	3,258.10	3,586	1.06%
54	S&P 500 Index	BNP Paribas	174,618	8/14/2020	3,256.75	3,640	0.92%
19	S&P 500 Index	BNP Paribas	61,486	8/21/2020	3,255.55	1,436	0.32%
	TOTAL CALL OPTIONS PURCHASED					16,897
	TOTAL OPTIONS PURCHASED					16,897

	OPTIONS WRITTEN
	CALL OPTIONS WRITTEN
12	S&P 500 Index	BNP Paribas	37,315	7/24/2020	3,237.95	(418)	0.20%
12	S&P 500 Index	BNP Paribas	36,837	7/31/2020	3,193.76	(1,029)	0.19%
12	S&P 500 Index	BNP Paribas	37,537	7/31/2020	3,208.26	(914)	0.20%
11	S&P 500 Index	BNP Paribas	36,722	7/31/2020	3,255.30	(521)	0.19%
12	S&P 500 Index	BNP Paribas	38,656	7/31/2020	3,271.65	(437)	0.20%
12	S&P 500 Index	BNP Paribas	39,391	7/31/2020	3,286.51	(354)	0.21%
12	S&P 500 Index	BNP Paribas	36,293	8/7/2020	3,152.05	(1,544)	0.19%
12	S&P 500 Index	BNP Paribas	38,130	8/7/2020	3,230.85	(886)	0.20%
12	S&P 500 Index	BNP Paribas	37,378	8/7/2020	3,249.19	(728)	0.20%
11	S&P 500 Index	BNP Paribas	37,486	8/7/2020	3,302.59	(392)	0.20%
12	S&P 500 Index	BNP Paribas	40,013	8/7/2020	3,309.65	(381)	0.21%
12	S&P 500 Index	BNP Paribas	39,223	8/7/2020	3,328.44	(287)	0.21%
11	S&P 500 Index	BNP Paribas	37,276	8/7/2020	3,338.71	(234)	0.20%

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST SYSTEMATIC ALPHA FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

BNP Paribas Catalyst Systematic Index Swap Holdings 1% of Notional ^ (Continued)

					Exercise
Contracts		Counterparty	Notional Amount	Maturity	Price	Value	Weighted %
	OPTIONS WRITTEN (Continued)
	CALL OPTIONS WRITTEN (Continued)
12	S&P 500 Index	BNP Paribas	37,747	8/14/2020	$3,215.57	$(1,112)	0.20%
12	S&P 500 Index	BNP Paribas	39,658	8/14/2020	3,295.96	(558)	0.21%
11	S&P 500 Index	BNP Paribas	37,658	8/14/2020	3,307.22	(467)	0.20%
11	S&P 500 Index	BNP Paribas	36,265	8/14/2020	3,344.29	(286)	0.19%
11	S&P 500 Index	BNP Paribas	38,025	8/14/2020	3,357.40	(253)	0.20%
12	S&P 500 Index	BNP Paribas	41,616	8/14/2020	3,376.35	(214)	0.22%
12	S&P 500 Index	BNP Paribas	39,517	8/14/2020	3,387.89	(173)	0.21%
11	S&P 500 Index	BNP Paribas	37,048	8/21/2020	3,251.84	(892)	0.19%
12	S&P 500 Index	BNP Paribas	37,743	8/21/2020	3,257.30	(830)	0.20%
12	S&P 500 Index	BNP Paribas	38,924	8/21/2020	3,333.14	(427)	0.20%
12	S&P 500 Index	BNP Paribas	39,654	8/21/2020	3,338.73	(390)	0.21%
11	S&P 500 Index	BNP Paribas	37,902	8/21/2020	3,385.97	(222)	0.20%
12	S&P 500 Index	BNP Paribas	40,846	8/21/2020	3,414.43	(168)	0.21%
12	S&P 500 Index	BNP Paribas	41,612	8/21/2020	3,420.17	(152)	0.22%
	TOTAL CALL OPTIONS WRITTEN					(14,269)

	PUT OPTIONS WRITTEN
125	S&P 500 Index	BNP Paribas	406,711	7/24/2020	3,257.86	(2,989)	2.14%
119	S&P 500 Index	BNP Paribas	389,262	7/31/2020	3,259.18	(5,246)	2.05%
62	S&P 500 Index	BNP Paribas	202,221	8/7/2020	3,258.10	(3,586)	1.06%
54	S&P 500 Index	BNP Paribas	174,618	8/14/2020	3,256.75	(3,640)	0.92%
19	S&P 500 Index	BNP Paribas	61,486	8/21/2020	3,255.55	(1,436)	0.32%
	TOTAL PUT OPTIONS WRITTEN					(16,897)

	TOTAL OPTIONS WRITTEN					(31,166)

^	The make up of the underlying index and the total positions will not correlate to the unrealized for the total return swaps due to timing of contracts opened and closed in the index.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/TEZA ALGORITHMIC ALLOCATION INCOME FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares					Value
	EXCHANGE TRADED FUNDS - 47.7%
	EQUITY FUNDS - 47.7%
4,400	iShares Aaa - A Rated Corporate Bond ETF				$254,496
4,300	iShares Broad USD Investment Grade Corporate Bond ETF				259,806
5,900	iShares iBoxx $ Investment Grade Corporate Bond ETF				793,550
2,300	PIMCO Investment Grade Corporate Bond Index ETF				262,832
7,100	SPDR Portfolio Intermediate Term Corporate Bond ETF				259,363
16,200	SPDR Portfolio Short Term Corporate Bond ETF				507,708
8,200	Vanguard Intermediate-Term Corporate Bond ETF				780,148
4,700	WisdomTree Yield Enhanced US Aggregate Bond Fund				252,954
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,252,506)				3,370,857

	SHORT-TERM INVESTMENTS - 19.2%
	MONEY MARKET FUND - 13.5%
951,945	First American Government Obligations Fund - Institutional Class, 0.11% *				$951,945

Principal			Discount Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITY - 5.7%
$400,000	United States Treasury Bill		1.491%	7/9/2020	399,991

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,351,815)				1,351,936

	TOTAL INVESTMENTS - 66.9% (Cost - $4,604,321)				$4,722,793
	OTHER ASSETS LESS LIABILITIES - 33.1%				2,337,572
	NET ASSETS - 100.0%				$7,060,365

					Unrealized
					Appreciation
Long Contracts		Counterparty	Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.4%
20	Australian 10 Year Bond Future	INTL FCStone Financial, Inc.	$2,049,421	September-20	$11,262
7	CAC 40 10 Euro Future	INTL FCStone Financial, Inc.	386,302	July-20	9,222
44	Canadian 10 Year Bond Future	INTL FCStone Financial, Inc.	4,969,222	September-20	13,754
33	Canola Future +	INTL FCStone Financial, Inc.	230,661	November-20	1,055
6	Cocoa Future +	INTL FCStone Financial, Inc.	131,160	September-20	(11,200)
5	DAX Index Mini Future	INTL FCStone Financial, Inc.	346,085	September-20	1,392
6	E-Mini Russell 2000 Future	INTL FCStone Financial, Inc.	431,280	September-20	8,345
5	FTSE 100 Index Future	INTL FCStone Financial, Inc.	379,793	September-20	(2,054)
57	FTSE China A50	INTL FCStone Financial, Inc.	781,043	July-20	1,935
1	Gasoline RBOB Future +	INTL FCStone Financial, Inc.	50,463	July-20	(538)
5	Japan 10 Year Bond Future	INTL FCStone Financial, Inc.	7,042,221	September-20	(1,863)
3	Nasdaq 100 E-Mini Future	INTL FCStone Financial, Inc.	608,838	September-20	16,698
5	S&P/TSX 60 IX Future	INTL FCStone Financial, Inc.	681,718	September-20	6,883
4	S&P 500 E-Mini Future	INTL FCStone Financial, Inc.	618,040	September-20	(2,810)
9	Soybean Meal Future +	INTL FCStone Financial, Inc.	397,013	November-20	4,350
7	Soybean Oil Future +	INTL FCStone Financial, Inc.	118,188	August-20	(870)
4	SPI 200 Future	INTL FCStone Financial, Inc.	405,664	September-20	2,024
44	US 10 Year Note (CBT) Future	INTL FCStone Financial, Inc.	6,123,568	September-20	28,177
13	US Long Bond (CBT) Future	INTL FCStone Financial, Inc.	2,321,319	September-20	23,944
3	World Sugar #11 Future +	INTL FCStone Financial, Inc.	40,186	September-20	(638)
4	Yen Denom Nikkei Index Future	INTL FCStone Financial, Inc.	413,125	September-20	(6,771)
	Net Unrealized Gain From Open Long Futures Contracts				$102,297

	OPEN SHORT FUTURES CONTRACTS - (0.2)%
2	Coffee Future +	INTL FCStone Financial, Inc.	7,550	September-20	(2,606)
2	Copper Future +	INTL FCStone Financial, Inc.	136,425	September-20	(2,012)
1	Corn Future +	INTL FCStone Financial, Inc.	17,525	December-20	(687)
4	KC HRW Wheat Future +	INTL FCStone Financial, Inc.	87,950	September-20	(588)
1	Live Cattle Future +	INTL FCStone Financial, Inc.	38,510	August-20	60
2	Low Sulphur Gasoil Future +	INTL FCStone Financial, Inc.	70,450	July-20	(1,825)
5	Natural Gas Future +	INTL FCStone Financial, Inc.	87,550	July-20	(2,760)
1	NY Harbor ULSD Future +	INTL FCStone Financial, Inc.	49,833	July-20	63
1	Platinum Future +	INTL FCStone Financial, Inc.	42,560	October-20	(1,310)
5	Soybean Oil Future +	INTL FCStone Financial, Inc.	144,550	August-20	(510)
6	Wheat Future +	INTL FCStone Financial, Inc.	147,525	September-20	(788)
	Net Unrealized Loss From Open Short Futures Contracts				$(12,963)
	Total Unrealized Gain From Open Futures Contracts				$89,334

*	Rate shown represents the rate at June 30, 2020, is subject to change, and resets daily.

+	All of this investment is a holding of the CTAAIF Fund Limited.

ETF - Exchanged Traded Fund

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares		Value
	COMMON STOCK - 11.6%
	DIVERSIFIED FINANCIAL SERVICES - 0.5%
580	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$16,507

	REITS - 11.1%
1,360	AGNC Investment Corp.	17,544
2,840	Annaly Capital Management, Inc.	18,630
2,090	Arbor Realty Trust, Inc.	19,312
740	Blackstone Mortgage Trust, Inc.	17,827
3,470	Capstead Mortgage Corp.	19,050
3,470	Granite Point Mortgage Trust, Inc.	24,915
1,090	KKR Real Estate Finance Trust, Inc.	18,072
2,190	Ladder Capital Corp.	17,739
9,850	MFA Financial, Inc.	24,527
2,400	New Residential Investment Corp.	17,832
8,110	New York Mortgage Trust, Inc.	21,167
540	NexPoint Residential Trust, Inc.	19,089
1,550	PennyMac Mortgage Investment Trust	27,171
3,180	Redwood Trust, Inc.	22,260
1,290	Starwood Property Trust, Inc.	19,298
2,260	TPG RE Finance Trust, Inc.	19,436
3,730	Two Harbors Investment Corp.	18,799
		342,668

	TOTAL COMMON STOCK (Cost - $295,459)	359,175

	EXCHANGE TRADED FUNDS - 15.1%
	DEBT FUNDS - 15.1%
840	iShares Convertible Bond ETF	59,606
1,670	iShares MBS ETF	184,869
510	iShares Short-Term Corporate Bond ETF	27,902
300	Vanguard Intermediate-Term Corporate Bond ETF	28,542
2,550	Vanguard Mortgage-Backed Securities ETF	138,644
340	Vanguard Short-Term Corporate Bond ETF	28,104
	TOTAL EXCHANGE TRADED FUNDS (Cost - $452,963)	467,667

	OPEN ENDED FUNDS - 4.6%
4,981	AlphaCentric Income Opportunities Fund, Class I ^	48,515
4,242	Catalyst Enhanced Income Strategy Fund, Class I ^	47,124
2,413	Rational Special Situations Income Fund, Institutional Class ^	47,014
	TOTAL OPEN ENDED FUNDS (Cost - $133,800)	142,653

	SHORT-TERM INVESTMENTS - 45.2%
1,394,335	First American Government Obligations Portfolio - Class U 0.11% * #	1,394,335
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,394,335)

	TOTAL INVESTMENTS - 76.5% (Cost - $2,276,557)	$2,363,830
	OTHER ASSETS LESS LIABILITIES - 23.5%	725,090
	NET ASSETS - 100.0%	$3,088,920

*	Rate shown represents the rate at June 30, 2020, is subject to change and resets daily.

#	All or portion of this security is segregated as collateral for open future contracts.

^	Affiliated

ETF - Exchanged Traded Fund

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST MULTI STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

				Unrealized
				Appreciation/
Long Contracts		Notional Amount	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 0.2%
44	3 Month EURO EURIBOR	$12,412,724	September-22	$(646)
23	90-Day Euro$Future	5,737,350	September-22	2,001
31	90-Day Sterling Future	4,784,601	September-22	5,767
3	CBOE VIX Future	95,325	September-20	(7,875)
2	WTI Crude Future +	78,540	August-20	6,937
	NET UNREALIZED APPRECIATION FROM OPEN LONG FUTURE CONTRACTS			6,184

Short Contracts
	OPEN SHORT FUTURES CONTRACTS - 0.0%
(5)	Wheat Future (CBT) +	(122,938)	September-20	224
	NET UNREALIZED APPRECIATION FROM OPEN SHORT FUTURE CONTRACTS			224
	TOTAL UNREALIZED GAIN FROM OPEN FUTURES CONTRACTS			$6,408

+	All of this investment is a holding of the CAMFMSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 31.2%
21,200	JPMorgan Ultra-Short Income ETF +			$1,075,476
19,000	PGIM Ultra Short Bond ETF +			946,200
17,618	SPDR Portfolio Short Term Corporate Bond ETF +			552,148
7,248	Vanguard Short-Term Corporate Bond ETF +			599,120
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,111,219)			3,172,944

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 52.2%
	AUTO MANUFACTURERS - 2.5%
$250,000	General Motors Financial Co., Inc.	4.200	3/1/2021	253,339

	BANKS - 9.0%
100,000	Citigroup, Inc.	5.375	8/9/2020	100,480
250,000	JPMorgan Chase & Co.	2.295	8/15/2021	250,529
200,000	KeyCorp	5.100	3/24/2021	206,699
250,000	Santander UK Group Holdings PLC	2.875	8/5/2021	255,656
100,000	Skandinaviska Enskilda Banken AB	1.875	9/13/2021	101,704
				915,068
	BEVERAGES - 0.5%
50,000	Pernod Ricard SA	5.750	4/7/2021	51,942

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
150,000	Capital One Financial Corp.	3.450	4/30/2021	153,151

	ELECTRIC - 4.4%
250,000	Dominion Energy, Inc.	2.579	7/1/2020	250,000
200,000	Southern Co.	2.350	7/1/2021	203,436
				453,436
	HEALTHCARE - SERVICES - 5.6%
250,000	Laboratory Corp. of America Holdings	3.200	2/1/2022	259,380
300,000	Quest Diagnostics, Inc.	4.700	4/1/2021	309,065
				568,445
	HOME BUILDERS - 2.5%
250,000	DR Horton, Inc.	2.550	12/1/2020	251,806

	INTERNET - 0.8%
75,000	eBay, Inc.	3.800	3/9/2022	78,798

	LODGING - 2.5%
250,000	Marriott International, Inc.	3.125	10/15/2021	250,601

	MACHINERY - CONSTRUCTION & MINING - 2.5%
250,000	Caterpillar Financial Services Corp.	1.700	8/9/2021	253,576

	MACHINERY - DIVERSIFIED - 5.1%
250,000	John Deere Capital Corp.	3.200	1/10/2022	260,742
250,000	Xylem, Inc.	4.875	10/1/2021	263,241
				523,983
	MISCELLANEOUS MANUFACTURING - 2.0%
200,000	Textron, Inc.	3.650	3/1/2021	202,353

	PHARMACEUTICALS - 5.4%
250,000	Express Scripts Holding Co.	2.600	11/30/2020	252,270
50,000	GlaxoSmithKline Capital PLC	3.125	5/14/2021	51,228
250,000	Pfizer, Inc.	5.200	8/12/2020	251,373
				554,871
	REITS - 4.1%
400,000	American Tower Corp.	3.450	9/15/2021	413,998

	TELECOMMUNICATIONS - 1.3%
125,000	AT&T, Inc.	3.200	3/1/2022	130,458

	TRANSPORTATION - 2.5%
250,000	Ryder System, Inc.	2.250	9/1/2021	253,441

	TOTAL CORPORATE BONDS (Cost - $5,252,892)			5,309,266

	UNITED STATES GOVERNMENT SECURITY - 4.9%
500,000	United States Treasury Note +	1.375	8/31/2020	500,998
	TOTAL UNITED STATES GOVERNMENT SECURITY (Cost - $499,808)			500,998

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED RISK FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	TOTAL OPTIONS PURCHASED - 2.9% *
	CALL OPTIONS PURCHASED - 2.9%
41	SPDR S&P 500 ETF Trust	Interactive Brokers	$1,324,300	9/18/2020 - $323.00	$29,602
37	SPDR S&P 500 ETF Trust	Interactive Brokers	1,224,700	11/20/2020 - $331.00	29,822
41	SPDR S&P 500 ETF Trust	Interactive Brokers	1,381,700	12/18/2020 - $337.00	28,700
18	SPDR S&P 500 ETF Trust	Interactive Brokers	520,200	12/18/2020 - $289.00	62,199
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,926,000	1/15/2021 - $321.00	88,200
36	SPDR S&P 500 ETF Trust	Interactive Brokers	1,191,600	1/15/2021 - $331.00	37,548
24	SPDR S&P 500 ETF Trust	Interactive Brokers	808,800	1/15/2021 - $337.00	18,120
	TOTAL CALL OPTIONS PURCHASED (Cost - $495,838)				294,191

Shares
	SHORT-TERM INVESTMENTS - 0.0%
4,028	Fidelity Government Portfolio - Institutional Class, 0.06% +				4,028
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,028)

	TOTAL INVESTMENTS - 91.2% (Cost - $9,363,785)				$9,281,427
	OTHER ASSETS LESS LIABILITIES - 8.8%				898,391
	NET ASSETS - 100.0%				$10,179,818

Contracts (a)
	OPTIONS WRITTEN - (6.5)% *
	CALL OPTIONS WRITTEN - (0.7)%
99	SPDR S&P 500 ETF Trust	Interactive Brokers	$3,504,600	9/18/2020 - $354.00	$8,613
37	SPDR S&P 500 ETF Trust	Interactive Brokers	1,306,100	11/20/2020 - $353.00	7,363
27	SPDR S&P 500 ETF Trust	Interactive Brokers	974,700	11/20/2020 - $361.00	3,753
18	SPDR S&P 500 ETF Trust	Interactive Brokers	581,400	12/18/2020 - $323.00	23,724
41	SPDR S&P 500 ETF Trust	Interactive Brokers	1,471,900	12/18/2020 - $359.00	8,118
44	SPDR S&P 500 ETF Trust	Interactive Brokers	1,606,000	12/18/2020 - $365.00	6,336
30	SPDR S&P 500 ETF Trust	Interactive Brokers	1,086,000	1/15/2021-$362.00	6,195
60	SPDR S&P 500 ETF Trust	Interactive Brokers	2,214,000	1/15/2021-$369.00	8,700
30	SPDR S&P 500 ETF Trust	Interactive Brokers	1,110,000	1/15/2021-$370.00	3,990
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $170,502)				76,792

	PUT OPTIONS WRITTEN - (5.8)%
82	SPDR S&P 500 ETF Trust	Interactive Brokers	2,443,600	9/18/2020 - $298.00	95,776
29	SPDR S&P 500 ETF Trust	Interactive Brokers	867,100	11/20/2020 - $299.00	50,141
25	SPDR S&P 500 ETF Trust	Interactive Brokers	750,000	11/20/2020 - $300.00	44,200
14	SPDR S&P 500 ETF Trust	Interactive Brokers	364,000	12/18/2020 - $260.00	13,300
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,043,000	12/18/2020 - $298.00	66,535
31	SPDR S&P 500 ETF Trust	Interactive Brokers	942,400	12/18/2020 - $304.00	68,293
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,734,000	1/15/2021-$289.00	117,840
36	SPDR S&P 500 ETF Trust	Interactive Brokers	1,072,800	1/15/2021-$298.00	74,952
24	SPDR S&P 500 ETF Trust	Interactive Brokers	729,600	1/15/2021-$304.00	55,752
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $591,483)				586,789

	TOTAL OPTIONS WRITTEN (Premiums Received - $761,985)				$663,581

ETF - Exchange Traded Fund

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipts

+	All or a portion of this security is segregated as collateral for options written.

*	Non income producing security.

(a)	Each contract is equivalent to 100 shares of the underlying ETF.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 47.9%
	EQUITY FUNDS - 47.9%
222,391	iShares China Large-Cap ETF			$8,828,923
1,450,610	iShares Core S&P Mid-Cap ETF			257,947,470
2,264,336	iShares Core S&P Small-Cap ETF			154,631,505
482,390	iShares MSCI Australia ETF			9,295,655
55,248	iShares MSCI Austria ETF			825,405
30,972	iShares MSCI Belgium ETF			511,967
312,440	iShares MSCI Brazil ETF			8,985,774
356,080	iShares MSCI Canada ETF			9,215,350
169,859	iShares MSCI Chile ETF			4,280,447
232,267	iShares MSCI France ETF			6,368,761
252,198	iShares MSCI Germany ETF			6,837,088
425,331	iShares MSCI Hong Kong ETF			9,089,323
31,678	iShares MSCI India ETF			919,296
20,621	iShares MSCI Israel ETF			1,067,962
111,850	iShares MSCI Italy ETF			2,693,348
166,178	iShares MSCI Japan ETF			9,126,496
181,131	iShares MSCI Malaysia ETF			4,566,313
248,334	iShares MSCI Mexico ETF			7,916,888
59,414	iShares MSCI Netherlands ETF			1,943,432
46,907	iShares MSCI Peru ETF			1,333,566
334,082	iShares MSCI Singapore ETF			6,270,719
117,409	iShares MSCI South Africa ETF			4,137,493
154,828	iShares MSCI South Korea ETF			8,845,324
298,363	iShares MSCI Spain ETF			6,701,233
84,049	iShares MSCI Sweden ETF			2,611,402
170,195	iShares MSCI Switzerland ETF			6,630,797
229,439	iShares MSCI Taiwan ETF			9,228,037
61,643	iShares MSCI Thailand ETF			4,354,462
147,542	iShares MSCI Turkey ETF			3,425,925
255,381	iShares MSCI United Kingdom ETF			6,578,615
1,278,916	iShares Russell 1000 ETF			219,564,299
1,332,073	iShares Russell 2000 ETF			190,726,212
1,187,498	iShares Russell Mid-Cap ETF			63,649,893
368,033	Schwab U.S. REIT ETF			12,962,122
423,397	VANECK VECTORS RUSSIA ETF			8,785,488
1,233,126	Vanguard FTSE Emerging Markets ETF			48,844,121
398,122	Vanguard FTSE Europe ETF			20,037,480
308,250	Vanguard Large-Cap ETF			44,079,750
586,155	Vanguard Mid-Cap ETF			96,076,666
1,178,817	Vanguard Real Estate ETF			92,572,499
177,546	Vanguard S&P 500 ETF			50,321,863
506,690	Vanguard Small-Cap ETF			73,834,867
405,317	WisdomTree India Earnings Fund			8,118,499
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,357,252,395)			1,494,742,735

Principal		Coupon Rate (%)	Maturity
	UNITED STATES GOVERNMENT SECURITIES - 31.6%
$462,420,000	United States Treasury Note +^	1.500	8/15/2020	463,179,618
261,870,000	United States Treasury Note + ^	1.750	11/15/2020	263,383,936
129,580,000	United States Treasury Note ^	2.250	2/15/2021	131,257,960
124,300,000	United States Treasury Note ^	2.625	5/15/2021	126,953,514
	TOTAL UNITED STATES GOVERNMENT SECURITIES (Cost - $983,777,688)			984,775,028

	TOTAL INVESTMENTS - 79.5% (Cost - $2,341,030,083)			$2,479,517,763
	OTHER ASSETS LESS LIABILITIES - 20.5%			639,207,907
	NET ASSETS - 100.0%			$3,118,725,670

ETF - Exchange Traded Fund

+	All or a portion of this investment is a holding of the CMHSF Fund Limited CFC.

^	All or a portion of this security is segregated as collateral for futures contracts.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

				Unrealized
				Appreciation
Long Contracts		Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.1%
3,379	90-Day Euro$ Future	$843,060,500	March-21	$427,362
3,983	90-Day Euro$ Future	993,957,650	June-21	1,493,113
4,171	90-Day Euro$ Future	1,040,925,188	September-21	2,013,500
2,197	90-Day Euro$ Future	548,151,500	December-21	724,063
1,937	90-Day Euro$ Future	483,378,350	March-22	1,141,100
1,758	90-Day Euro$ Future	438,621,000	June-22	713,200
2,048	90-Day Euro$ Future	510,873,600	September-22	570,713
216	Amsterdam Index Future	27,149,427	July-20	39,922
2,116	Australian 3 Year Bond Future	170,590,113	September-20	22,894
1,623	Australian 10 Year Bond Future	166,310,554	September-20	584,245
380	Bovedspa Index Future	6,598,303	August-20	73,281
815	Brent Crude Future +	33,635,050	September-20	74,110
327	Brent Crude Future +	13,534,530	October-20	(19,000)
97	Brent Crude Future +	4,031,320	November-20	16,240
64	Brent Crude Future +	2,672,640	December-20	36,310
33	Brent Crude Future +	1,384,350	January-21	2,120
22	Brent Crude Future +	927,520	February-21	3,180
297	CAC 40 10 Euro Future	16,390,244	July-20	18,729
7	CBOE VIX Future +	232,225	October-20	(5,950)
94	Cocoa Future +	2,054,840	September-20	(139,630)
198	Coffee ‘C’ Future +	7,499,250	September-20	49,388
1,003	Corn Future +	17,577,575	December-20	894,663
205	DAX Index Future	70,947,392	September-20	1,331,158
689	E-mini Russell 2000 Future	49,525,320	September-20	2,082,005
7,751	Euro BOBL Future	1,175,073,895	September-20	2,237,037
1,281	Euro-BTP Future	207,008,213	September-20	2,434,435
3,428	Euro Bund Future	679,630,326	September-20	1,617,495
11	Euro BUXL Future	2,717,530	September-20	(943)
2,099	Euro-Oat Future	395,233,742	September-20	4,257,412
3,521	Euro Schatz Future	443,470,356	September-20	143,827
1,844	Euro Stoxx 50 Future	66,751,225	September-20	913,831
637	FTSE 100 Index Future	48,385,595	September-20	152,629
1,183	FTSE China A50	16,210,058	July-20	197,120
38	FTSE/MIB Index Future	4,116,246	September-20	(7,881)
423	Gasoline RBOB Future +	21,345,849	August-20	23,003
221	Gasoline RBOB Future +	11,021,447	September-20	71,261
76	Gasoline RBOB Future +	3,524,287	October-20	(74,764)
38	Gasoline RBOB Future +	1,734,373	November-20	(36,754)
408	Gold 100 oz. Future +	73,460,400	August-20	547,870
198	Hang Seng Index Future	30,971,789	July-20	6,277
344	HSCEI Future	21,411,092	July-20	22,302
40	IBEX 35 Index Future	3,239,077	July-20	5,377
123	Japan 10 Year Bond Future	173,238,634	September-20	(106,728)
118	Live Cattle Future +	4,544,180	August-20	(24,340)
21	LME Copper Future +	3,159,975	September-20	(5,261)
26	LME Lead Future +	1,152,775	September-20	(9,480)
35	LME Nickel Future +	2,688,210	September-20	287
38	LME Zinc Future +	1,943,700	September-20	(27,981)
552	Long Gilt Future	93,877,574	September-20	378,041
54	Low Sulphur Gasoil G Future +	1,918,350	August-20	7,250
171	Low Sulphur Gasoil G Future +	6,138,900	September-20	18,650
62	Low Sulphur Gasoil G Future +	2,252,150	October-20	6,000
259	MSCI EAFE Future	23,030,280	September-20	(2,360)
802	MSCI Emerging Market Future	39,526,570	September-20	66,800
75	MSCI Taiwan Index Future	3,245,250	July-20	22,470

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

				Unrealized
				Appreciation
Long Contracts		Notional	Maturity	(Depreciation)
	OPEN LONG FUTURES CONTRACTS - 1.1% (Continued)
298	NY Harbor ULSD Future + $	14,850,234	August-20	$31,945
2	NY Harbor ULSD Future +	102,656	October-20	172
4	NY Harbor ULSD Future +	208,186	November-20	(701)
392	OMXS30 Index Future	7,010,782	July-20	12,750
11	Platinum Future +	468,160	October-20	5,140
113	S&P 500 E-Mini Future	20,103,830	September-20	483,790
156	S&P Mid 400 E-Mini Future	21,269,603	September-20	364,609
530	S&P/TSX 60 IX Future	81,890,300	September-20	2,598,100
130	Silver Future +	12,114,050	September-20	28,950
720	Soybean Meal Future +	21,304,800	December-20	246,830
54	SPI 200 Future	5,476,468	September-20	88,066
421	TAIEX Future	32,733,109	July-20	404,707
1,401	US 2 Year Note (CBT)	309,380,028	September-20	428,622
4,071	US 5 Year Note (CBT)	511,895,682	September-20	1,577,089
1,638	US 10 Year Note (CBT)	227,963,736	September-20	716,033
664	US Long Bond (CBT) Future	118,565,832	September-20	732,988
98	US Ultra Bond Future	21,379,288	September-20	239,038
31	Wheat Future +	762,213	September-20	(4,013)
13	WTI Crude Future +	511,420	September-20	1,090
25	WTI Crude Future +	987,000	October-20	(11,340)
21	WTI Crude Future +	831,180	November-20	1,640
13	WTI Crude Future +	515,840	December-20	(5,800)
3	WTI Crude Future +	119,340	January-21	(1,490)
	Net Unrealized Gain From Open Long Futures Contracts			32,917,813

				Unrealized
				Appreciation
Short Contracts		Notional	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - 0.0%
42	Canadian 10 Year Bond Future	4,743,348	September-20	8,561
366	CBOE VIX Future +	11,300,250	July-20	679,050
122	CBOE VIX Future +	3,882,650	August-20	233,200
27	CBOE VIX Future +	857,925	September-20	33,225
567	Copper Future +	38,676,488	September-20	(766,738)
1	Cotton No. 2 Future +	30,440	December-20	(30)
101	Dija Mini E-CBOT Future	12,972,945	September-20	(96,560)
32	FTSE/JSE Top 40 Future	926,241	September-20	11,410
171	KC Red Wheat Future +	3,759,863	September-20	(20,938)
17	Lean Hogs Future +	333,370	August-20	(7,290)
85	LME PRI Aluminum Future +	3,434,000	September-20	(38,992)
249	Nasdaq 100 E-Mini Future	50,533,554	September-20	(264,639)
1,496	Natural Gas Future +	26,194,960	August-20	(870,420)
952	Natural Gas Future +	17,031,280	September-20	(226,000)
651	Natural Gas Future +	12,284,370	October-20	249,480
243	Natural Gas Future +	5,545,260	November-20	1,950
69	Natural Gas Future +	1,895,430	December-20	25,460
329	Nikkei 225 (OSE) Future	67,913,334	September-20	301,580
114	Nikkei 225 (SGX) Future	11,760,857	September-20	97,949
42	NY Harbor ULSD Future +	2,123,150	September-20	(4,922)
489	SET50 Future	2,773,808	September-20	(58,564)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

				Unrealized
				Appreciation
Short Contracts		Notional	Maturity	(Depreciation)
	OPEN SHORT FUTURES CONTRACTS - 0.0% (Continued)
253	SGX Nifty 50	$5,199,150	July-20	$50,950
445	Soybean Future +	19,630,063	November-20	(348,787)
205	Soybean Oil Future +	3,543,630	October-20	(50,088)
568	TOPIX Index Future	82,052,927	September-20	1,990,482
146	World Sugar #11 Future +	1,955,699	October-20	(55,686)
364	WTI Crude Future +	14,294,280	August-20	(145,140)
	Net Unrealized Gain From Open Short Futures Contracts			728,503
	Total Unrealized Gain From Open Futures Contracts			$33,646,316

+	All of this investment is a holding of the CMHSF Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Purchased	USD Sold	Market Value	(Depreciation)
To Buy:
Australian Dollar	7/1/2020	Deutsche Bank	65,330,000	$44,902,423	$44,979,715	$77,292
British Pound	7/1/2020	BAML	26,620,000	32,800,934	32,891,688	90,754
Euro	7/1/2020	BAML	17,340,000	19,490,935	19,475,433	(15,502)
Israeli Shekel	7/1/2020	BAML	2,910,000	845,181	840,810	(4,371)
Japanese Yen	7/1/2020	BAML	5,095,000,000	47,532,780	47,226,213	(306,567)
New Zealand Dollar	7/1/2020	Deutsche Bank	18,420,000	11,842,712	11,857,876	15,164
Norwegian Krone	7/1/2020	BAML	238,470,000	24,626,928	24,719,602	92,674
Polish Zloty	7/1/2020	BAML	57,110,000	14,408,813	14,437,577	28,764
Singapore Dollar	7/1/2020	BAML	2,040,000	1,462,753	1,462,313	(440)
South African Rand	7/1/2020	BAML	106,520,000	6,168,592	6,130,647	(37,945)
Swedish Krona	7/1/2020	Deutsche Bank	94,340,000	10,146,409	10,125,958	(20,451)
Swiss Franc	7/1/2020	BAML	44,360,000	46,817,188	46,815,471	(1,717)
Australian Dollar	7/2/2020	Deutsche Bank	30,010,000	20,610,497	20,661,890	51,393
British Pound	7/2/2020	BAML	50,260,000	62,222,440	62,101,287	(121,153)
Canadian Dollar	7/2/2020	Deutsche Bank	15,930,000	11,680,069	11,696,035	15,966
Euro	7/2/2020	BAML	34,940,000	39,252,438	39,242,885	(9,553)
Israeli Shekel	7/2/2020	BAML	22,630,000	6,539,328	6,538,667	(661)
Japanese Yen	7/2/2020	BAML	7,655,000,000	70,992,571	70,955,184	(37,387)
Mexican Peso	7/2/2020	BAML	99,600,000	4,339,207	4,310,382	(28,825)
New Zealand Dollar	7/2/2020	Deutsche Bank	56,360,000	36,335,292	36,281,751	(53,541)
Norwegian Krone	7/2/2020	BAML	98,690,000	10,217,135	10,230,123	12,988
Polish Zloty	7/2/2020	BAML	2,380,000	598,205	601,671	3,466
Singapore Dollar	7/2/2020	BAML	390,000	279,692	279,560	(132)
South African Rand	7/2/2020	BAML	237,360,000	13,680,950	13,661,007	(19,943)
Swedish Krona	7/2/2020	Deutsche Bank	52,870,000	5,675,787	5,674,787	(1,000)
Swiss Franc	7/2/2020	BAML	74,490,000	78,395,599	78,613,266	217,667
Australian Dollar	7/15/2020	BAML	116,930,000	79,398,978	80,512,509	1,113,531
Australian Dollar	7/15/2020	Deutsche Bank	467,230,000	322,282,335	321,712,645	(569,690)
Brazilian Real	7/15/2020	BAML	1,478,780,000	282,150,442	269,159,337	(12,991,105)
British Pound	7/15/2020	BAML	355,440,000	445,517,162	439,223,750	(6,293,412)
Canadian Dollar	7/15/2020	BAML	260,630,000	191,814,596	191,365,299	(449,297)
Canadian Dollar	7/15/2020	Deutsche Bank	530,740,000	391,065,696	389,691,205	(1,374,491)
Chilean Peso	7/15/2020	BAML	17,032,000,000	21,187,192	20,761,633	(425,559)
Colombian Peso	7/15/2020	BAML	9,708,000,000	2,617,789	2,592,822	(24,967)
Euro	7/15/2020	BAML	575,210,000	648,991,689	646,243,362	(2,748,327)
Indian Rupee	7/15/2020	BAML	4,589,900,000	60,353,222	60,711,222	358,000
Israeli Shekel	7/15/2020	BAML	151,200,000	43,745,811	43,702,070	(43,741)
Japanese Yen	7/15/2020	BAML	67,612,000,000	629,100,054	626,811,109	(2,288,945)
Mexican Peso	7/15/2020	BAML	1,813,460,000	80,461,989	78,335,092	(2,126,897)
New Zealand Dollar	7/15/2020	BAML	157,040,000	97,845,329	101,096,985	3,251,656
New Zealand Dollar	7/15/2020	Deutsche Bank	319,580,000	203,599,497	205,734,683	2,135,186
Norwegian Krone	7/15/2020	BAML	1,771,720,000	186,033,418	183,664,840	(2,368,578)
Polish Zloty	7/15/2020	BAML	329,320,000	83,563,749	83,256,671	(307,078)
Russian Ruble	7/15/2020	BAML	10,395,850,000	150,281,311	145,662,825	(4,618,486)
Singapore Dollar	7/15/2020	BAML	86,320,000	61,765,936	61,877,552	111,616
South African Rand	7/15/2020	BAML	2,321,140,000	134,915,567	133,388,497	(1,527,070)
South Korean Won	7/15/2020	BAML	36,293,000,000	30,138,253	30,173,601	35,348

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Purchased	USD Sold	Market Value	(Depreciation)
To Buy (Continued):
Swedish Krona	7/15/2020	BAML	769,800,000	$82,164,585	$82,640,261	$475,676
Swedish Krona	7/15/2020	Deutsche Bank	2,037,870,000	219,700,369	218,771,248	(929,121)
Swiss Franc	7/15/2020	BAML	274,260,000	288,162,669	289,557,119	1,394,450
Australian Dollar	8/19/2020	Deutsche Bank	60,530,000	41,581,684	41,683,768	102,084
Brazilian Real	8/19/2020	BAML	24,130,000	4,414,582	4,385,767	(28,815)
British Pound	8/19/2020	BAML	77,330,000	95,236,193	95,578,166	341,973
Canadian Dollar	8/19/2020	Deutsche Bank	112,360,000	82,132,211	82,505,113	372,902
Euro	8/19/2020	BAML	306,500,000	346,012,648	344,621,357	(1,391,291)
Israeli Shekel	8/19/2020	BAML	89,090,000	25,941,369	25,774,125	(167,244)
Japanese Yen	8/19/2020	BAML	2,880,000,000	26,728,638	26,711,430	(17,208)
New Zealand Dollar	8/19/2020	Deutsche Bank	83,620,000	53,663,410	53,831,763	168,353
Norwegian Krone	8/19/2020	BAML	690,720,000	71,355,073	71,613,039	257,966
Polish Zloty	8/19/2020	BAML	200,020,000	50,482,562	50,573,804	91,242
Russian Ruble	8/19/2020	BAML	3,026,780,000	42,898,181	42,233,733	(664,448)
Singapore Dollar	8/19/2020	BAML	47,930,000	34,398,691	34,360,911	(37,780)
South African Rand	8/19/2020	BAML	1,178,330,000	67,840,340	67,459,556	(380,784)
Swedish Krona	8/19/2020	Deutsche Bank	441,850,000	47,512,634	47,454,380	(58,254)
Swiss Franc	8/19/2020	BAML	70,240,000	74,298,087	74,235,360	(62,727)
				$6,423,218,799	$6,391,480,407	$(31,738,392)

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Sold	USD Purchased	Market Value	(Depreciation)
To Sell:
Australian Dollar	7/1/2020	Deutsche Bank	(65,330,000)	(44,853,121)	(44,979,714)	(126,593)
British Pound	7/1/2020	BAML	(26,620,000)	(32,696,999)	(32,891,688)	(194,689)
Euro	7/1/2020	BAML	(17,340,000)	(19,490,451)	(19,475,432)	15,019
Israeli Shekel	7/1/2020	BAML	(2,910,000)	(845,857)	(840,810)	5,047
Japanese Yen	7/1/2020	BAML	(5,095,000,000)	(47,371,656)	(47,226,213)	145,443
New Zealand Dollar	7/1/2020	Deutsche Bank	(18,420,000)	(11,805,457)	(11,857,875)	(52,418)
Norwegian Krone	7/1/2020	BAML	(238,470,000)	(24,565,795)	(24,719,602)	(153,807)
Polish Zloty	7/1/2020	BAML	(57,110,000)	(14,399,899)	(14,437,577)	(37,678)
Singapore Dollar	7/1/2020	BAML	(2,040,000)	(1,464,510)	(1,462,313)	2,197
South African Rand	7/1/2020	BAML	(106,520,000)	(6,170,569)	(6,130,647)	39,922
Swedish Krona	7/1/2020	Deutsche Bank	(94,340,000)	(10,116,673)	(10,125,957)	(9,284)
Swiss Franc	7/1/2020	BAML	(44,360,000)	(46,581,470)	(46,815,471)	(234,001)
Australian Dollar	7/2/2020	Deutsche Bank	(30,010,000)	(20,681,619)	(20,661,890)	19,729
British Pound	7/2/2020	BAML	(50,260,000)	(61,708,404)	(62,101,287)	(392,883)
Canadian Dollar	7/2/2020	Deutsche Bank	(15,930,000)	(11,692,153)	(11,696,035)	(3,882)
Euro	7/2/2020	BAML	(34,940,000)	(39,245,761)	(39,242,884)	2,877
Israeli Shekel	7/2/2020	BAML	(22,630,000)	(6,533,719)	(6,538,667)	(4,948)
Japanese Yen	7/2/2020	BAML	(7,655,000,000)	(71,060,441)	(70,955,184)	105,257
Mexican Peso	7/2/2020	BAML	(99,600,000)	(4,312,588)	(4,310,382)	2,206
New Zealand Dollar	7/2/2020	Deutsche Bank	(56,360,000)	(36,156,285)	(36,281,752)	(125,467)
Norwegian Krone	7/2/2020	BAML	(98,690,000)	(10,135,370)	(10,230,123)	(94,753)
Polish Zloty	7/2/2020	BAML	(2,380,000)	(602,029)	(601,671)	358
Singapore Dollar	7/2/2020	BAML	(390,000)	(279,444)	(279,560)	(116)
South African Rand	7/2/2020	BAML	(237,360,000)	(13,675,301)	(13,661,007)	14,294
Swedish Krona	7/2/2020	Deutsche Bank	(52,870,000)	(5,685,130)	(5,674,787)	10,343
Swiss Franc	7/2/2020	BAML	(74,490,000)	(78,659,434)	(78,613,266)	46,168

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

						Unrealized
	Settlement		Currency Amount	Cost of	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Sold	USD Purchased	Market Value	(Depreciation)
To Sell (Continued):
Australian Dollar	7/15/2020	BAML	(116,930,000)	$(79,234,868)	$(80,512,509)	$(1,277,641)
Australian Dollar	7/15/2020	Deutsche Bank	(467,230,000)	(320,940,924)	(321,712,645)	(771,721)
Brazilian Real	7/15/2020	BAML	(1,478,780,000)	(281,710,014)	(269,159,337)	12,550,677
British Pound	7/15/2020	BAML	(355,440,000)	(442,441,678)	(439,223,750)	3,217,928
Canadian Dollar	7/15/2020	BAML	(260,630,000)	(190,411,370)	(191,365,299)	(953,929)
Canadian Dollar	7/15/2020	Deutsche Bank	(530,740,000)	(391,974,827)	(389,691,205)	2,283,622
Chilean Peso	7/15/2020	BAML	(16,009,000,000)	(20,204,324)	(19,514,619)	689,705
Colombian Peso	7/15/2020	BAML	(12,889,000,000)	(3,494,018)	(3,442,407)	51,611
Euro	7/15/2020	BAML	(575,210,000)	(648,322,646)	(646,243,362)	2,079,284
Indian Rupee	7/15/2020	BAML	(1,378,910,000)	(18,099,111)	(18,239,027)	(139,916)
Israeli Shekel	7/15/2020	BAML	(151,200,000)	(43,849,239)	(43,702,070)	147,169
Japanese Yen	7/15/2020	BAML	(67,612,000,000)	(628,502,118)	(626,811,109)	1,691,009
Mexican Peso	7/15/2020	BAML	(1,728,820,000)	(77,609,968)	(74,678,942)	2,931,026
New Zealand Dollar	7/15/2020	BAML	(157,040,000)	(98,676,084)	(101,096,986)	(2,420,902)
New Zealand Dollar	7/15/2020	Deutsche Bank	(319,580,000)	(205,764,178)	(205,734,683)	29,495
Norwegian Krone	7/15/2020	BAML	(1,771,720,000)	(184,610,862)	(183,664,840)	946,022
Polish Zloty	7/15/2020	BAML	(329,320,000)	(83,363,144)	(83,256,671)	106,473
Russian Ruble	7/15/2020	BAML	(10,395,850,000)	(148,874,760)	(145,662,825)	3,211,935
Singapore Dollar	7/15/2020	BAML	(86,320,000)	(61,923,606)	(61,877,552)	46,054
South African Rand	7/15/2020	BAML	(2,321,140,000)	(134,817,614)	(133,388,497)	1,429,117
South Korean Won	7/15/2020	BAML	(27,409,000,000)	(22,700,855)	(22,787,541)	(86,686)
Swedish Krona	7/15/2020	BAML	(769,800,000)	(82,051,093)	(82,640,260)	(589,167)
Swedish Krona	7/15/2020	Deutsche Bank	(2,037,870,000)	(218,445,262)	(218,771,248)	(325,986)
Swiss Franc	7/15/2020	BAML	(274,260,000)	(288,742,741)	(289,557,119)	(814,378)
British Pound	8/19/2020	BAML	(45,080,000)	(55,823,962)	(55,717,881)	106,081
Euro	8/19/2020	BAML	(12,070,000)	(13,561,104)	(13,571,223)	(10,119)
Israeli Shekel	8/19/2020	BAML	(24,330,000)	(7,040,627)	(7,038,775)	1,852
Japanese Yen	8/19/2020	BAML	(6,690,000,000)	(62,074,628)	(62,048,425)	26,203
New Zealand Dollar	8/19/2020	Deutsche Bank	(56,360,000)	(36,335,349)	(36,282,686)	52,663
Norwegian Krone	8/19/2020	BAML	(80,100,000)	(8,309,032)	(8,304,674)	4,358
Russian Ruble	8/19/2020	BAML	(497,210,000)	(6,938,553)	(6,937,747)	806
Singapore Dollar	8/19/2020	BAML	(390,000)	(279,699)	(279,590)	109
				$(5,487,918,393)	$(5,464,727,298)	$23,191,095

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/MILLBURN HEDGE STRATEGY FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

FORWARD FOREIGN CURRENCY CONTRACTS

						U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Currency Amount	Currency Amount	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Purchased Buy	Purchased Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
Euro	Norwegian Krone	7/15/2020	BAML	195,100,000	(2,105,359,581)	219,193,129	(218,251,490)	$941,639
Euro	Polish Zloty	7/15/2020	BAML	50,340,000	(223,354,856)	56,556,546	(56,467,210)	89,336
Euro	Swedish Krona	7/15/2020	BAML	242,400,000	(2,542,260,001)	272,334,262	(272,918,976)	(584,714)
Norwegian Krone	Euro	7/15/2020	BAML	2,106,278,068	(195,100,000)	218,346,705	(219,193,130)	(846,425)
Polish Zloty	Euro	7/15/2020	BAML	224,018,387	(50,340,000)	56,634,961	(56,556,546)	78,415
Swedish Krona	Euro	7/15/2020	BAML	2,541,301,577	(242,400,000)	272,816,086	(272,334,263)	481,823
Euro	Swedish Krona	8/19/2020	BAML	109,600,000	(1,148,763,990)	123,231,650	(123,376,447)	(144,797)
Norwegian Krone	Euro	8/19/2020	BAML	617,229,013	(56,560,000)	63,993,579	(63,594,727)	398,852
Polish Zloty	Euro	8/19/2020	BAML	27,150,542	(6,080,000)	6,864,844	(6,836,208)	28,636
Swedish Krona	Euro	8/19/2020	BAML	174,120,218	(16,610,000)	18,700,389	(18,675,891)	24,498
						$1,308,672,151	$(1,308,204,888)	$467,263

Total Unrealized Depreciation								$(8,080,034)

BAML - Bank of America Merrill Lynch

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS
June 30, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 30.9%
41,948	JPMorgan Ultra-Short Income ETF +			$2,128,022
22,000	iShares 0-5 Year Investment Grade Corporate Bond ETF +			1,146,750
46,145	iShares Short-Term Corporate Bond ETF +			2,524,593
139,276	PGIM Ultra Short Bond ETF			6,935,945
46,890	Vanguard Short-Term Corporate Bond ETF +			3,875,927
	TOTAL EXCHANGE TRADED FUNDS (Cost - $16,406,272)			16,611,237

Principal		Coupon Rate (%)	Maturity
	CORPORATE BONDS - 61.8%
	ADVERTISING - 0.8%
$400,000	Interpublic Group of Cos., Inc.	3.750	10/1/2021	414,886

	AEROSPACE/DEFENSE - 1.4%
750,000	Northrop Grumman Corp.	3.500	3/15/2021	766,057

	AIRLINES - 0.4%
250,000	Delta Air Lines, Inc.	2.600	12/4/2020	245,917

	AUTO MANUFACTURERS - 1.4%
500,000	Ford Motor Credit Co. LLC	3.470	4/5/2021	496,250
250,000	General Motors Financial Co., Inc.	3.700	11/24/2020	251,336
				747,586
	BANKS - 22.2%
250,000	Bank of America Corp.	5.625	7/1/2020	250,000
250,000	Bank of America Corp.	2.369	7/21/2021	250,234
250,000	Bank of America Corp.	2.738	1/23/2022	252,816
350,000	Bank of Montreal	2.900	3/26/2022	364,880
250,000	Barclays Bank PLC	2.650	1/11/2021	252,502
600,000	Citigroup, Inc.	2.700	3/30/2021	609,813
250,000	Citigroup, Inc.	2.900	12/8/2021	257,586
250,000	Citizens Bank NA	2.250	10/30/2020	251,102
400,000	Citizens Bank NA	2.550	5/13/2021	406,575
250,000	Credit Agricole SA	3.375	1/10/2022	258,863
650,000	Credit Suisse Group Funding Guernsey Ltd.	3.125	12/10/2020	657,519
400,000	Fifth Third Bank NA	2.250	6/14/2021	406,449
230,000	Goldman Sachs Group, Inc.	2.625	4/25/2021	233,681
250,000	Goldman Sachs Group, Inc.	5.750	1/24/2022	269,771
275,000	HSBC Holdings PLC	2.950	5/25/2021	280,781
150,000	HSBC USA, Inc.	2.750	8/7/2020	150,338
250,000	Huntington Bancshares, Inc.	7.000	12/15/2020	257,226
350,000	ING Groep NV	3.150	3/29/2022	363,956
250,000	JPMorgan Chase & Co.	2.295	8/15/2021	250,528
200,000	JPMorgan Chase & Co.	4.500	1/24/2022	212,305
500,000	Lloyds Banking Group PLC	3.000	1/11/2022	517,227
250,000	Manufacturers & Traders Trust Co.	2.050	8/17/2020	250,154
300,000	Mitsubishi UFJ Financial Group, Inc.	2.190	9/13/2021	305,438
250,000	Mitsubishi UFJ Financial Group, Inc.	3.218	3/7/2022	260,842
350,000	Morgan Stanley	5.500	7/24/2020	351,075
200,000	Morgan Stanley	5.750	1/25/2021	205,996
250,000	Morgan Stanley	5.500	7/28/2021	263,307
600,000	MUFG Americas Holdings Corp.	3.500	6/18/2022	630,666
400,000	Santander UK Group Holdings PLC	3.125	1/8/2021	405,033
100,000	Skandinaviska Enskilda Banken AB	1.875	9/13/2021	101,704
250,000	Societe Generale SA	5.200	4/15/2021	259,365
500,000	Sumitomo Mitsui Financial Group, Inc.	2.442	10/19/2021	512,305
300,000	Truist Bank	3.525	10/26/2021	302,862
400,000	Truist Financial Corp.	2.150	2/1/2021	403,421
300,000	Truist Financial Corp.	2.700	1/27/2022	309,550
375,000	Wells Fargo & Co.	2.600	7/22/2020	375,461
250,000	Wells Fargo & Co.	3.000	1/22/2021	253,709
				11,945,040
	BEVERAGES - 1.1%
50,000	Molson Coors Beverage Co.	2.100	7/15/2021	50,623
350,000	Molson Coors Beverage Co.	3.500	5/1/2022	365,294
200,000	Pernod Ricard SA	5.750	4/7/2021	207,768
				623,685
	CHEMICALS - 1.6%
500,000	Eastman Chemical Co.	4.500	1/15/2021	503,386
325,000	Sherwin-Williams Co.	4.200	1/15/2022	338,121
				841,507
	COMMERCIAL SERVICES - 1.3%
250,000	Block Financial LLC	4.125	10/1/2020	250,934
400,000	Equifax, Inc.	3.600	8/15/2021	413,023
				663,957

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS (Continued) - 61.8%
	COMPUTERS - 1.6%
$450,000	Hewlett Packard Enterprise Co.	3.600	10/15/2020	$452,840
375,000	Hewlett Packard Enterprise Co.	3.500	10/5/2021	386,982
				839,822
	COSMETICS/PERSONAL CARE - 0.3%
150,000	Unilever Capital Corp.	2.100	7/30/2020	150,208

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
500,000	Ally Financial, Inc.	4.250	4/15/2021	509,112
250,000	American Express Co.	2.200	10/30/2020	251,160
250,000	American Express Co.	3.000	2/22/2021	253,534
205,000	American Express Co.	3.375	5/17/2021	209,791
400,000	Capital One Financial Corp.	3.450	4/30/2021	408,402
300,000	Capital One Financial Corp.	4.750	7/15/2021	312,884
650,000	Charles Schwab Corp.	4.450	7/22/2020	651,439
				2,596,322
	ELECTRIC - 2.3%
250,000	Berkshire Hathaway Energy Co.	2.375	1/15/2021	252,846
600,000	NV Energy, Inc.	6.250	11/15/2020	612,982
400,000	Southern Co.	2.350	7/1/2021	406,873
				1,272,701
	ELECTRONICS - 1.0%
250,000	Roper Technologies, Inc.	3.000	12/15/2020	252,285
300,000	Tyco Electronics Group SA	4.875	1/15/2021	306,758
				559,043
	HAND/MACHINE TOOLS - 0.4%
200,000	Stanley Black & Decker, Inc.	3.400	12/1/2021	206,624

	HEALTHCARE - PRODUCTS - 0.5%
250,000	Baxter International, Inc.	1.700	8/15/2021	253,393

	HEALTHCARE - SERVICES - 2.5%
475,000	Anthem, Inc.	4.350	8/15/2020	477,102
100,000	Laboratory Corp. of America Holdings	3.200	2/1/2022	103,752
250,000	Quest Diagnostics, Inc.	4.700	4/1/2021	257,554
500,000	UnitedHealth Group, Inc.	2.700	7/15/2020	500,437
				1,338,845
	INSURANCE - 2.4%
333,000	American International Group, Inc.	3.375	8/15/2020	334,138
250,000	American International Group, Inc.	6.400	12/15/2020	256,693
300,000	Lincoln National Corp.	4.200	3/15/2022	317,869
400,000	Progressive Corp.	3.750	8/23/2021	415,820
				1,324,520
	INTERNET - 0.8%
425,000	eBay, Inc.	3.800	3/9/2022	446,525

	LODGING - 0.5%
250,000	Marriott International, Inc.	3.125	10/15/2021	250,601

	MACHINERY - CONSTRUCTION & MINING - 0.5%
250,000	Caterpillar Financial Services Corp.	1.700	8/9/2021	253,576

	MACHINERY - DIVERSIFIED - 1.6%
250,000	John Deere Capital Corp.	3.200	1/10/2022	260,742
350,000	John Deere Capital Corp.	2.950	4/1/2022	365,361
250,000	Xylem, Inc.	4.875	10/1/2021	263,241
				889,344
	MISCELLANEOUS MANUFACTURING - 0.5%
300,000	Textron, Inc.	3.650	3/1/2021	303,530

	OIL & GAS - 1.7%
500,000	BP Capital Markets PLC	4.500	10/1/2020	504,789
400,000	Occidental Petroleum Corp.	2.600	8/13/2021	391,990
				896,779
	PHARMACEUTICALS - 5.6%
603,000	AbbVie, Inc.	3.375	11/14/2021	624,882
500,000	Becton Dickinson and Co.	3.125	11/8/2021	513,837
400,000	Bristol-Myers Squibb Co.	2.875	8/15/2020	401,164
250,000	CVS Health Corp.	2.800	7/20/2020	250,226
150,000	CVS Health Corp.	2.125	6/1/2021	151,989
400,000	Express Scripts Holding Co.	2.600	11/30/2020	403,632
300,000	GlaxoSmithKline Capital PLC	3.125	5/14/2021	307,369
350,000	Pfizer, Inc.	5.200	8/12/2020	351,923
				3,005,022

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Principal			Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS (Continued) - 61.8%
	PIPLELINES - 0.6%
$300,000	Williams Cos., Inc.		7.875	9/1/2021	$322,619

	REITS - 1.4%
400,000	American Tower Corp.		3.300	2/15/2021	406,821
321,000	American Tower Corp.		3.450	9/15/2021	332,233
					739,054
	SEMICONDUCTORS - 0.1%
50,000	Lam Research Corp.		2.800	6/15/2021	51,124

	SOFTWARE - 0.1%
50,000	Electronic Arts, Inc.		3.700	3/1/2021	50,943

	TELECOMMUNICATIONS - 1.6%
205,000	AT&T, Inc.		3.200	3/1/2022	213,951
600,000	Motorola Solutions, Inc.		3.750	5/15/2022	629,757
					843,708
	TRANSPORTATION - 0.8%
400,000	FedEx Corp.		3.400	1/14/2022	416,683

	TOTAL CORPORATE BONDS (Cost - $32,946,365)				33,259,621

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price
	OPTIONS PURCHASED - 11.5% *
	CALL OPTIONS PURCHASED - 5.9% *
135	SPDR S&P 500 ETF Trust	Interactive Brokers	$4,050,000	9/18/2020-$300.00	272,430
85	SPDR S&P 500 ETF Trust	Interactive Brokers	2,677,500	9/18/2020-$315.00	90,695
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,938,000	9/18/2020-$323.00	43,320
70	SPDR S&P 500 ETF Trust	Interactive Brokers	2,261,000	10/16/2020-$323.00	56,000
43	SPDR S&P 500 ETF Trust	Interactive Brokers	1,397,500	10/16/2020-$325.00	35,346
6	SPDR S&P 500 ETF Trust	Interactive Brokers	184,200	11/20/2020-$307.00	12,558
68	SPDR S&P 500 ETF Trust	Interactive Brokers	2,176,000	11/20/2020-$320.00	92,480
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,938,000	11/20/2020-$323.00	73,500
10	SPDR S&P 500 ETF Trust	Interactive Brokers	324,000	11/20/2020-$324.00	10,920
47	SPDR S&P 500 ETF Trust	Interactive Brokers	1,414,700	12/18/2020-$301.00	123,305
57	SPDR S&P 500 ETF Trust	Interactive Brokers	1,755,600	12/18/2020-$308.00	121,923
13	SPDR S&P 500 ETF Trust	Interactive Brokers	401,700	12/18/2020-$309.00	27,014
64	SPDR S&P 500 ETF Trust	Interactive Brokers	2,016,000	12/18/2020-$315.00	109,504
13	SPDR S&P 500 ETF Trust	Interactive Brokers	412,100	12/18/2020-$317.00	21,340
133	SPDR S&P 500 ETF Trust	Interactive Brokers	4,256,000	1/15/2021-$320.00	219,450
88	SPDR S&P 500 ETF Trust	Interactive Brokers	2,842,400	1/15/2021-$323.00	118,976
43	SPDR S&P 500 ETF Trust	Interactive Brokers	1,397,500	1/15/2021-$325.00	58,007
25	SPDR S&P 500 ETF Trust	Interactive Brokers	830,000	1/15/2021-$332.00	25,125
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,025,500	3/19/2021-$293.00	123,462
54	SPDR S&P 500 ETF Trust	Interactive Brokers	1,587,600	3/19/2021-$294.00	180,252
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,064,000	3/19/2021-$304.00	98,000
83	SPDR S&P 500 ETF Trust	Interactive Brokers	2,539,800	3/19/2021-$306.00	221,734
30	SPDR S&P 500 ETF Trust	Interactive Brokers	930,000	3/19/2021-$310.00	72,300
10	SPDR S&P 500 ETF Trust	Interactive Brokers	313,000	3/19/2021-$313.00	22,310
70	SPDR S&P 500 ETF Trust	Interactive Brokers	2,324,000	3/19/2021-$332.00	81,060
40	SPDR S&P 500 ETF Trust	Interactive Brokers	1,332,000	3/19/2021-$333.00	47,300
20	SPDR S&P 500 ETF Trust	Interactive Brokers	674,000	3/19/2021-$337.00	20,210
125	SPDR S&P 500 ETF Trust	Interactive Brokers	3,687,500	6/18/2021-$295.00	444,875
15	SPDR S&P 500 ETF Trust	Interactive Brokers	451,500	6/18/2021-$301.00	47,835
80	SPDR S&P 500 ETF Trust	Interactive Brokers	2,440,000	6/18/2021-$305.00	235,920
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,120,000	6/18/2021-$320.00	75,390
10	SPDR S&P 500 ETF Trust	Interactive Brokers	325,000	6/18/2021-$325.00	19,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $3,616,009)				3,201,541

	PUT OPTIONS PURCHASED - 5.6% *
160	SPDR S&P 500 ETF Trust	Interactive Brokers	4,768,000	9/18/2020-$298.00	186,880
120	SPDR S&P 500 ETF Trust	Interactive Brokers	3,660,000	9/18/2020-$305.00	164,520
53	SPDR S&P 500 ETF Trust	Interactive Brokers	1,563,500	10/16/2020-$295.00	71,391
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,830,000	10/16/2020-$305.00	99,000
10	SPDR S&P 500 ETF Trust	Interactive Brokers	291,000	11/20/2020-$291.00	15,370
134	SPDR S&P 500 ETF Trust	Interactive Brokers	4,020,000	11/20/2020-$300.00	236,912
47	SPDR S&P 500 ETF Trust	Interactive Brokers	1,339,500	12/18/2020-$285.00	71,628
64	SPDR S&P 500 ETF Trust	Interactive Brokers	1,875,200	12/18/2020-$293.00	121,216
83	SPDR S&P 500 ETF Trust	Interactive Brokers	2,506,600	12/18/2020-$302.00	174,300
68	SPDR S&P 500 ETF Trust	Interactive Brokers	1,924,400	1/15/2021-$283.00	110,738
73	SPDR S&P 500 ETF Trust	Interactive Brokers	2,080,500	1/15/2021-$285.00	121,764
148	SPDR S&P 500 ETF Trust	Interactive Brokers	4,306,800	1/15/2021-$291.00	275,428
113	SPDR S&P 500 ETF Trust	Interactive Brokers	3,152,700	3/19/2021-$279.00	204,417

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	OPTIONS PURCHASED (Continued) - 11.5% *
	PUT OPTIONS PURCHASED (Continued) - 5.6% *
35	SPDR S&P 500 ETF Trust	Interactive Brokers	$980,000	3/19/2021-$280.00	$64,155
10	SPDR S&P 500 ETF Trust	Interactive Brokers	281,000	3/19/2021-$281.00	18,645
89	SPDR S&P 500 ETF Trust	Interactive Brokers	2,527,600	3/19/2021-$284.00	173,550
70	SPDR S&P 500 ETF Trust	Interactive Brokers	2,037,000	3/19/2021-$291.00	151,270
40	SPDR S&P 500 ETF Trust	Interactive Brokers	1,180,000	3/19/2021-$295.00	90,000
20	SPDR S&P 500 ETF Trust	Interactive Brokers	594,000	3/19/2021-$297.00	47,130
15	SPDR S&P 500 ETF Trust	Interactive Brokers	405,000	6/18/2021-$270.00	29,010
30	SPDR S&P 500 ETF Trust	Interactive Brokers	825,000	6/18/2021-$275.00	61,500
100	SPDR S&P 500 ETF Trust	Interactive Brokers	2,800,000	6/18/2021-$280.00	224,000
120	SPDR S&P 500 ETF Trust	Interactive Brokers	3,420,000	6/18/2021-$285.00	278,220
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,968,839)				2,991,044

	TOTAL OPTIONS PURCHASED (Cost - $5,584,848)				6,192,585

	TOTAL INVESTMENTS - 104.2% (Cost - $54,937,485)				$56,063,443
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.2)%				(2,236,309)
	NET ASSETS - 100.0%				$53,827,134

	OPTIONS WRITTEN - (9.4)% *
	CALL OPTIONS WRITTEN - (1.3)% *
120	SPDR S&P 500 ETF Trust	Interactive Brokers	4,224,000	9/18/2020-$352.00	11,640
160	SPDR S&P 500 ETF Trust	Interactive Brokers	5,760,000	9/18/2020-$360.00	9,600
113	SPDR S&P 500 ETF Trust	Interactive Brokers	4,124,500	10/16/2020-$365.00	7,345
10	SPDR S&P 500 ETF Trust	Interactive Brokers	352,000	11/20/2020-$352.00	2,350
30	SPDR S&P 500 ETF Trust	Interactive Brokers	1,080,000	11/20/2020-$360.00	4,080
104	SPDR S&P 500 ETF Trust	Interactive Brokers	3,785,600	11/20/2020-$364.00	12,220
47	SPDR S&P 500 ETF Trust	Interactive Brokers	1,569,800	12/18/2020-$334.00	38,094
147	SPDR S&P 500 ETF Trust	Interactive Brokers	5,439,000	12/18/2020-$370.00	17,640
30	SPDR S&P 500 ETF Trust	Interactive Brokers	1,044,000	1/15/2021-$348.00	12,450
90	SPDR S&P 500 ETF Trust	Interactive Brokers	3,276,000	1/15/2021-$364.00	16,740
43	SPDR S&P 500 ETF Trust	Interactive Brokers	1,578,100	1/15/2021-$367.00	6,708
26	SPDR S&P 500 ETF Trust	Interactive Brokers	962,000	1/15/2021-$370.00	3,458
100	SPDR S&P 500 ETF Trust	Interactive Brokers	3,750,000	1/15/2021-$375.00	10,200
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,148,000	3/19/2021-$328.00	49,892
83	SPDR S&P 500 ETF Trust	Interactive Brokers	2,747,300	3/19/2021-$331.00	105,659
30	SPDR S&P 500 ETF Trust	Interactive Brokers	1,008,000	3/19/2021-$336.00	31,560
89	SPDR S&P 500 ETF Trust	Interactive Brokers	3,026,000	3/19/2021-$340.00	76,540
10	SPDR S&P 500 ETF Trust	Interactive Brokers	345,000	3/19/2021-$345.00	7,205
40	SPDR S&P 500 ETF Trust	Interactive Brokers	1,500,000	3/19/2021-$375.00	6,800
90	SPDR S&P 500 ETF Trust	Interactive Brokers	3,420,000	3/19/2021-$380.00	12,870
15	SPDR S&P 500 ETF Trust	Interactive Brokers	493,500	6/18/2021-$329.00	24,780
30	SPDR S&P 500 ETF Trust	Interactive Brokers	996,000	6/18/2021-$332.00	45,270
50	SPDR S&P 500 ETF Trust	Interactive Brokers	1,675,000	6/18/2021-$335.00	68,525
50	SPDR S&P 500 ETF Trust	Interactive Brokers	1,700,000	6/18/2021-$340.00	55,600
100	SPDR S&P 500 ETF Trust	Interactive Brokers	3,550,000	6/18/2021-$355.00	62,100
20	SPDR S&P 500 ETF Trust	Interactive Brokers	720,000	6/18/2021-$360.00	10,000
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $889,413)				709,326

	PUT OPTIONS WRITTEN - (8.1)% *
135	SPDR S&P 500 ETF Trust	Interactive Brokers	4,050,000	9/18/2020-$300.00	166,590
85	SPDR S&P 500 ETF Trust	Interactive Brokers	2,677,500	9/18/2020-$315.00	146,285
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,938,000	9/18/2020-$323.00	132,480
70	SPDR S&P 500 ETF Trust	Interactive Brokers	2,261,000	10/16/2020-$323.00	170,275
43	SPDR S&P 500 ETF Trust	Interactive Brokers	1,397,500	10/16/2020-$325.00	110,080
6	SPDR S&P 500 ETF Trust	Interactive Brokers	184,200	11/20/2020-$307.00	12,294
68	SPDR S&P 500 ETF Trust	Interactive Brokers	2,176,000	11/20/2020-$320.00	173,400
60	SPDR S&P 500 ETF Trust	Interactive Brokers	1,938,000	11/20/2020-$323.00	163,320
10	SPDR S&P 500 ETF Trust	Interactive Brokers	324,000	11/20/2020-$324.00	27,880
47	SPDR S&P 500 ETF Trust	Interactive Brokers	1,414,700	12/18/2020-$301.00	98,559
57	SPDR S&P 500 ETF Trust	Interactive Brokers	1,755,600	12/18/2020-$308.00	131,100
13	SPDR S&P 500 ETF Trust	Interactive Brokers	401,700	12/18/2020-$309.00	30,505
64	SPDR S&P 500 ETF Trust	Interactive Brokers	2,016,000	12/18/2020-$315.00	161,536
13	SPDR S&P 500 ETF Trust	Interactive Brokers	412,100	12/18/2020-$317.00	34,853
133	SPDR S&P 500 ETF Trust	Interactive Brokers	4,256,000	1/15/2021-$320.00	385,700
88	SPDR S&P 500 ETF Trust	Interactive Brokers	2,842,400	1/15/2021-$323.00	271,524
43	SPDR S&P 500 ETF Trust	Interactive Brokers	1,397,500	1/15/2021-$325.00	134,590
25	SPDR S&P 500 ETF Trust	Interactive Brokers	830,000	1/15/2021-$332.00	88,988
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,025,500	3/19/2021-$293.00	81,130
54	SPDR S&P 500 ETF Trust	Interactive Brokers	1,587,600	3/19/2021-$294.00	121,878
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,064,000	3/19/2021-$304.00	91,052
83	SPDR S&P 500 ETF Trust	Interactive Brokers	2,539,800	3/19/2021-$306.00	226,839

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/EXCEED DEFINED SHIELD FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2020

Contracts (a)		Counterparty	Notional Value	Expiration Date - Exercise Price	Value
	OPTIONS WRITTEN - (9.4)% *
	PUT OPTIONS WRITTEN - (8.1)% *
30	SPDR S&P 500 ETF Trust	Interactive Brokers	$930,000	3/19/2021-$310.00	$83,640
10	SPDR S&P 500 ETF Trust	Interactive Brokers	313,000	3/19/2021-$313.00	29,510
70	SPDR S&P 500 ETF Trust	Interactive Brokers	2,324,000	3/19/2021-$332.00	269,360
40	SPDR S&P 500 ETF Trust	Interactive Brokers	1,332,000	3/19/2021-$333.00	156,120
20	SPDR S&P 500 ETF Trust	Interactive Brokers	674,000	3/19/2021-$337.00	82,650
125	SPDR S&P 500 ETF Trust	Interactive Brokers	3,687,500	6/18/2021-$295.00	330,312
15	SPDR S&P 500 ETF Trust	Interactive Brokers	451,500	6/18/2021-$301.00	42,030
80	SPDR S&P 500 ETF Trust	Interactive Brokers	2,440,000	6/18/2021-$305.00	245,600
35	SPDR S&P 500 ETF Trust	Interactive Brokers	1,120,000	6/18/2021-$320.00	127,750
10	SPDR S&P 500 ETF Trust	Interactive Brokers	325,000	6/18/2021-$325.00	38,470
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $3,756,914)				4,366,300

	TOTAL OPTIONS WRITTEN (Premiums Received - $4,646,327)				$5,075,626

ETF - Exchange Traded Fund

LLC - Limited Liability Company

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipts

+	All or a portion of this security is segregated as collateral for options written.

*	Non income producing security.

(a)	Each contract is equivalent to 100 shares of the underlying ETF.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2020

	Catalyst Hedged		Catalyst	Catalyst/Teza
	Commodity	Catalyst/Warrington	Systematic Alpha	Algorithmic Allocation
	Strategy Fund	Strategic	Fund	Income Fund
	(Consolidated)	Program Fund	(Consolidated)	(Consolidated)
ASSETS:
Investments in Unaffiliated securities, at cost	$66,241,332	$124,240,937	$555,572	$4,604,321
Investments in Affiliated securities, at cost	—	14,433,987	2,394,248	—
Securities at Cost	$66,241,332	$138,674,924	$2,949,820	$4,604,321

Investments in Unaffiliated securities, at value	$59,362,537	$124,130,213	$555,572	$4,722,793
Investments in Affiliated securities, at value	—	15,744,323	2,343,400	—
Securities at Value	$59,362,537	$139,874,536	$2,898,972	$4,722,793
Cash	3,689,843	—	237,818	1,454,000
Cash segregated for disgorgement of advisory fees (see Note 10)		10,508,481
Deposits with Broker for futures and options (a)	—	4,526,527	—	807,607
Dividends and interest receivable	17,171	4,071	5,554	208
Receivable for Fund shares sold	14,804	58,164	—	—
Receivable for securities sold	—	726,200	—	—
Due from Manager	—	—	6,696	75
Futures unrealized appreciation	—	1,653,493	—	129,164
Prepaid expenses and other assets	30,644	52,497	7,715	6,526
Total Assets	63,114,999	157,403,969	3,156,755	7,120,373

LIABILITIES:

Options written, at value (premiums received $26,405,381, $201,000, $0, $0)	20,361,690	77,050	—	—
Payable for securities purchased	—	—	5,499	—
Management fees payable	52,112	211,788	—	—
Due to Broker	11,596	—	—	—
Accrued 12b-1 fees	5,999	49,271	799	116
Payable for disgorgement of advisory fees (see Note 10)	—	10,508,481	—	—
Payable to related parties	6,665	21,011	443	3,725
Payable for Fund shares redeemed	99,102	556,793	833	2,454
Trustee fee payable	2,760	7,056	2,764	2,759
Futures unrealized depreciation	—	1,723,575	—	39,830
Unrealized depreciation - on swap contracts	—	—	203,963	—
Compliance officer fees payable	97	644	11	—
Accrued expenses and other liabilities	27,200	37,458	19,886	11,124
Total Liabilities	20,567,221	13,193,127	234,198	60,008

Net Assets	$42,547,778	$144,210,842	$2,922,557	$7,060,365

NET ASSETS CONSIST OF:
Paid in capital	$43,092,902	$1,161,871,184	$2,858,227	$7,422,099
Accumulated earnings (losses)	(545,124)	(1,017,660,342)	64,330	(361,734)
Net Assets	$42,547,778	$144,210,842	$2,922,557	$7,060,365

Class A
Net Assets	$5,319,353	$29,378,192	$215,695	$139,620
Shares of beneficial interest outstanding (b)	488,612	3,859,903	22,554	14,407
Net asset value per share (Net assets/shares outstanding)	$10.89	$7.61	$9.56	$9.69
Maximum offering price per share (c)	$11.55	$8.07	$10.14	$10.28
Minimum redemption price per share (d)	$10.78	$7.53	$9.46	$9.59

Class C
Net Assets	$6,859,519	$30,499,106	$188,163	$965
Shares of beneficial interest outstanding (b)	645,621	4,228,351	20,382	100
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$10.62	$7.21	$9.23	$9.65

Class I
Net Assets	$30,368,906	$84,333,544	$2,518,699	$6,919,780
Shares of beneficial interest outstanding (b)	2,782,760	10,889,217	267,024	713,355
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$10.91	$7.74	$9.43	$9.70

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2020

	Catalyst		Catalyst/Millburn
	Multi Strategy	Catalyst/	Hedge Strategy	Catalyst/
	Fund	Exceed Defined	Fund	Exceed Defined
	(Consolidated)	Risk Fund	(Consolidated)	Shield Fund
ASSETS:
Investments in Unaffiliated securities, at cost	$2,142,757	$9,363,785	$2,341,030,083	$54,937,485
Investments in Affiliated securities, at cost	133,800	—	—	—
Securities at Cost	$2,276,557	$9,363,785	$2,341,030,083	$54,937,485

Investments in Unaffiliated securities, at value	$2,221,177	$9,281,427	$2,479,517,763	$56,063,443
Investments in Affiliated securities, at value	142,653	—	—	—
Securities at Value	$2,363,830	$9,281,427	$2,479,517,763	$56,063,443
Cash	541,721	1,343,702	300,575,456	2,445,212
Receivable for securities sold	—	—	147,504,852	—
Futures unrealized appreciation	14,929	—	37,085,526	—
Due from Manager	7,563	—	—	—
Deposits with Broker for futures and options (a)	175,587	173,146	177,171,795	87,051
Dividends and interest receivable	6,696	57,231	5,816,426	332,192
Receivable for Fund shares sold	—	—	3,316,029	97,371
Unrealized appreciation on forward currency exchange contracts	—	—	44,871,370	—
Prepaid expenses and other assets	11,584	18,860	211,633	27,799
Total Assets	3,121,910	10,874,366	3,196,070,850	59,053,068

LIABILITIES:
Options written, at value (premiums received $0, $761,985, $0, $4,646,327)	—	663,581	—	5,075,626
Management fees payable	—	1,000	4,622,145	30,263
Accrued 12b-1 fees	560	2,651	289,105	8,353
Futures unrealized depreciation	8,521	—	3,439,210	—
Payable for securities purchased	—	—	52,671	—
Payable for Fund shares redeemed	—	—	14,956,347	76,454
Unrealized depreciation on forward currency exchange contracts	—	—	52,951,404	—
Payable to related parties	1,275	4,234	278,933	8,829
Trustee fee payable	3,080	2,841	3,007	2,781
Compliance officer fees payable	2	10	18	—
Accrued expenses and other liabilities	19,552	20,231	752,340	23,628
Total Liabilities	32,990	694,548	77,345,180	5,225,934

Net Assets	$3,088,920	$10,179,818	$3,118,725,670	$53,827,134

NET ASSETS CONSIST OF:
Paid in capital	$3,391,116	$10,745,855	$3,723,058,297	$54,428,653
Accumulated earnings (losses)	(302,196)	(566,037)	(604,332,627)	(601,519)
Net Assets	$3,088,920	$10,179,818	$3,118,725,670	$53,827,134

Class A
Net Assets	$54,490	$1,814,921	$316,111,816	$17,787,234
Shares of beneficial interest outstanding (b)	3,994	179,385	11,440,991	1,844,919
Net asset value per share (Net assets/shares outstanding)	$13.64	$10.12	$27.63	$9.64
Maximum offering price per share (c)	$14.47	$10.74	$29.32	$10.23
Minimum redemption price per share (d)	$13.50	$10.02	$27.35	$9.54

Class C
Net Assets	$104,491	$1,321,480	$326,297,293	$3,337,039
Shares of beneficial interest outstanding (b)	7,879	137,408	12,053,027	351,989
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.26	$9.62	$27.07	$9.48

Class I
Net Assets	$2,929,939	$7,043,417	$2,476,316,561	$32,702,861
Shares of beneficial interest outstanding (b)	214,246	690,850	89,139,761	3,371,237
Net asset value, offering price and redemption price per share (Net assets/shares outstanding)	$13.68	$10.20	$27.78	$9.70

(a)	See Section 1b in the notes for the breakout by counterparty.

(b)	Unlimited number of shares of no par value beneficial interest authorized.

(c)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.

(d)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations
For the Year/Period Ended June 30, 2020

	Catalyst Hedged		Catalyst	Catalyst/Teza
	Commodity	Catalyst/Warrington	Systematic Alpha	Algorithmic Allocation
	Strategy Fund	Strategic Program	Fund	Income Fund (a)
	(Consolidated)	Fund	(Consolidated)	(Consolidated)
Investment Income:
Dividend income	$—	$—	$—	$7,987
Interest income	666,282	3,497,563	2,648	19,135
Dividend income - affiliated investments	—	—	108,994	—
Total Investment Income	666,282	3,497,563	111,642	27,122

Operating Expenses:
Investment management fees	836,195	4,740,019	44,192	61,051
12b-1 Fees:
Class A	20,998	127,461	428	141
Class C	72,414	452,381	2,254	5
Networking fees	45,007	204,942	4,463	1,295
Registration fees	50,132	66,753	15,297	3,277
Administration fees	28,143	123,971	21,779	7,996
Management services fees	16,158	68,127	5,695	3,226
Legal fees	17,237	881,069	16,530	20,052
Audit fees	14,790	12,283	15,793	15,721
Transfer Agent fees	15,426	52,209	677	115
Trustees’ fees	11,609	20,337	11,507	8,265
Printing expense	7,401	64,504	285	1,639
Compliance officer fees	6,729	15,375	5,560	5,161
Custody fees	4,914	11,101	3,456	2,122
Insurance expense	1,910	14,796	95	61
Interest expense	419	338	594	—
Miscellaneous expense	2,104	2,105	2,641	2,589
Total Operating Expenses	1,151,586	6,857,771	151,246	132,716
Less: Fees waived/expenses reimbursed by Manager	(92,999)	—	(95,528)	(68,243)
Net Operating Expenses	1,058,587	6,857,771	55,718	64,473

Net Investment Income (Loss)	(392,305)	(3,360,208)	55,924	(37,351)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(38,432)	—	34	(787)
Affiliated investments	—	1,973,325	15,511	—
Options purchased	(51,743,834)	(135,567,331)	—	—
Options written	54,779,021	134,761,973	—	—
Futures	(2,113,324)	(11,730,906)	—	(610,753)
Swaps	—	—	486,841
Long Term Capital Gains from underlying investment companies	—	—	1,709	—
Foreign currency transactions	—	—	—	(15,999)
Net realized gain (loss)	883,431	(10,562,939)	504,095	(627,539)

Net change in unrealized appreciation (depreciation) on:
Investments	29,875	(8,932)	—	118,472
Affiliated investments	—	(1,389,973)	(52,762)	—
Options purchased	3,919,344	(3,743,400)	—	—
Options written	(5,083,823)	2,348,325	—	—
Futures	—	(70,082)	—	89,334
Foreign currency translations	—	—	—	(641)
Swaps	—	—	(391,521)	—

Net change in unrealized appreciation (depreciation)	(1,134,604)	(2,864,062)	(444,283)	207,165

Net Realized and Unrealized Gain (Loss) on Investments	(251,173)	(13,427,001)	59,812	(420,374)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(643,478)	$(16,787,209)	$115,736	$(457,725)

(a)	The Catalyst/Teza Algorithmic Allocation Income Fund commenced operations on December 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Operations (Continued)
For the Year Ended June 30, 2020

	Catalyst		Catalyst/Millburn
	Multi Strategy	Catalyst/	Hedge Strategy	Catalyst/
	Fund	Exceed Defined	Fund	Exceed Defined
	(Consolidated)	Risk Fund	(Consolidated)	Shield Fund
Investment Income:
Dividend Income	$64,216	$39,913	$40,881,172	$94,254
Interest Income	28,810	259,208	38,928,841	849,353
Dividend income - affiliated securities	12,566	—	—	—
Total Investment Income	105,592	299,121	79,810,013	943,607

Operating Expenses:
Investment management fees	69,768	163,698	81,220,349	519,115
12b-1 Fees:
Class A	198	5,663	1,018,599	42,781
Class C	1,293	13,561	3,944,773	21,905
Legal fees	25,452	14,622	21,558	16,002
Registration fees	25,972	26,668	191,393	41,491
Administration fees	15,460	28,871	1,318,826	40,289
Audit fees	14,790	13,286	23,542	12,363
Trustees’ fees	11,746	11,546	11,737	11,713
Compliance officer fees	10,467	8,231	129,066	8,506
Management services fees	5,947	8,065	1,086,444	14,690
Printing expense	1,740	3,447	558,659	10,048
Networking fees	4,513	17,687	4,725,187	20,232
Custody fees	4,090	6,137	238,027	4,560
Transfer Agent fees	241	2,992	249,642	13,918
Insurance expense	208	510	163,645	5,433
Interest expense	605	13,317	338	24,931
Miscellaneous expense	2,104	2,105	66,697	2,726
Total Operating Expenses	194,594	340,406	94,968,482	810,703
Less: Fees waived/expenses reimbursed by Manager	(112,040)	(137,883)	—	(209,222)
Net Operating Expenses	82,554	202,523	94,968,482	601,481

Net Investment Income (loss)	23,038	96,598	(15,158,469)	342,126

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(484,858)	26,718	(128,871,246)	(93,730)
Affiliated securities	(126,837)	—	—	—
Options purchased	—	925,704	—	(602,603)
Options written	—	(965,833)	—	529,642
Futures	330,032	—	(407,935,362)	—
Foreign currency transactions	(1,176)	—	(7,827,492)	—
Net realized loss	(282,839)	(13,411)	(544,634,100)	(166,691)

Net change in unrealized appreciation (depreciation) on:
Investments	78,420	93,174	(109,227,636)	424,459
Affiliated securities	8,853	—	—	—
Options purchased	—	(372,192)	—	814,122
Options written	—	(20,202)	—	(1,029,212)
Futures	(30,079)	—	15,252,293	—
Foreign currency translations	(1,098)	—	8,558,732	—

Net change in unrealized appreciation (depreciation)	56,096	(299,220)	(85,416,611)	209,369

Net Realized and Unrealized Gain (Loss) on Investments	(226,743)	(312,631)	(630,050,711)	42,678

Net Increase (Decrease) in Net Assets Resulting From Operations	$(203,705)	$(216,033)	$(645,209,180)	$384,804

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets

	Catalyst Hedged Commodity Strategy Fund		Catalyst/Warrington Strategic Program Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment loss	$(392,305)	$(217,572)	$(3,360,208)	$(6,779,478)
Net realized gain (loss) on investments	883,431	(9,234,890)	(10,562,939)	110,276
Net change in unrealized appreciation (depreciation) on investments	(1,134,604)	9,485,582	(2,864,062)	(11,852,745)
Net increase (decrease) in net assets resulting from operations	(643,478)	33,120	(16,787,209)	(18,521,947)

Distributions to Shareholders from:
Total Distributions
Class A	—	(41,435)	—	—
Class C	—	—	—	—
Class I	—	(292,885)	—	—
Total distributions to shareholders	—	(334,320)	—	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,037,655	1,180,743	4,399,976	15,662,401
Class C	1,908,651	1,762,808	3,337,458	2,952,276
Class I	21,919,115	16,057,302	30,731,951	113,644,948
Reinvestment of distributions
Class A	—	38,620	—	—
Class C	—	—	—	—
Class I	—	250,833	—	—
Cost of shares redeemed
Class A	(16,466,799)	(15,130,135)	(54,303,510)	(95,335,770)
Class C	(2,248,412)	(4,956,827)	(35,631,919)	(41,439,870)
Class I	(23,096,084)	(35,814,050)	(217,690,813)	(361,865,525)
Net decrease in net assets from share transactions of beneficial interest	(6,945,874)	(36,610,706)	(269,156,857)	(366,381,540)

Total Decrease in Net Assets	(7,589,352)	(36,911,906)	(285,944,066)	(384,903,487)

Net Assets:
Beginning of year	50,137,130	87,049,036	430,154,908	815,058,395
End of year	$42,547,778	$50,137,130	$144,210,842	$430,154,908

Share Activity:
Class A
Shares Sold	939,241	109,202	578,884	1,960,385
Shares Reinvested	—	3,637	—	—
Shares Redeemed	(1,449,451)	(1,425,667)	(7,161,595)	(12,018,893)
Net decrease in shares of Beneficial interest	(510,210)	(1,312,828)	(6,582,711)	(10,058,508)

Class C
Shares Sold	169,145	166,501	469,010	384,814
Shares Reinvested	—	—	—	—
Shares Redeemed	(203,988)	(474,421)	(4,954,846)	(5,444,918)
Net decrease in shares of Beneficial interest	(34,843)	(307,920)	(4,485,836)	(5,060,104)

Class I
Shares Sold	1,904,139	1,473,290	3,934,924	14,089,042
Shares Reinvested	—	23,663	—	—
Shares Redeemed	(2,035,083)	(3,375,917)	(28,467,631)	(45,106,029)
Net decrease in shares of Beneficial interest	(130,944)	(1,878,964)	(24,532,707)	(31,016,987)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

			Catalyst/Teza
			Algorithmic Allocation
	Catalyst Systematic Alpha Fund		Income Fund (a)
	(Consolidated)		(Consolidated)

	Year Ended	Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2020
Operations:
Net investment income (loss)	$55,924	$49,378	$(37,351)
Net realized gain (loss) on investments	504,095	(609,971)	(627,539)
Net change in unrealized appreciation (depreciation) on investments	(444,283)	523,615	207,165
Net increase (decrease) in net assets resulting from operations	115,736	(36,978)	(457,725)

Distributions to Shareholders from:
Total Distributions
Class A	(2,380)	(40)	—
Class C	(1,205)	(1,157)	—
Class I	(39,615)	(32,595)	—

Total distributions to shareholders	(43,200)	(33,792)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	210,843	72,853	188,849
Class C	24,983	87,934	1,010
Class I	1,685,254	690,035	8,501,201
Reinvestment of distributions
Class A	2,380	40	—
Class C	1,205	1,158	—
Class I	20,290	19,382	—
Cost of shares redeemed
Class A	(152,279)	(2,096,418)	(39,037)
Class C	(117,434)	(92,880)	(10)
Class I	(1,440,675)	(1,258,216)	(1,133,923)
Net increase (decrease) in net assets from share transactions of beneficial interest	234,567	(2,576,112)	7,518,090

Total Increase (Decrease) in Net Assets	307,103	(2,646,882)	7,060,365

Net Assets:
Beginning of year/period	2,615,454	5,262,336	—
End of year/period	$2,922,557	$2,615,454	$7,060,365

Share Activity:
Class A
Shares Sold	22,749	8,362	18,617
Shares Reinvested	241	5	—
Shares Redeemed	(15,707)	(234,613)	(4,210)
Net increase (decrease) in shares of Beneficial interest	7,283	(226,246)	14,407

Class C
Shares Sold	2,733	10,638	101
Shares Reinvested	126	153	—
Shares Redeemed	(12,867)	(11,230)	(1)
Net increase (decrease) in shares of Beneficial interest	(10,008)	(439)	100

Class I
Shares Sold	174,055	78,429	833,473
Shares Reinvested	2,090	2,527	—
Shares Redeemed	(152,859)	(155,739)	(120,118)
Net increase (decrease) in shares of Beneficial interest	23,286	(74,783)	713,355

(a)	The Catalyst/Teza Algorithmic Allocation Income Fund commenced operations on December 31, 2019.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst Multi Strategy Fund		Catalyst/Exceed Defined Risk Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income (loss)	$23,038	$(81)	$96,598	$126,344
Net realized gain (loss) on investments	(282,839)	59,643	(13,411)	699,440
Net change in unrealized appreciation (depreciation) on investments	56,096	20,243	(299,220)	154,005
Net increase (decrease) in net assets resulting from operations	(203,705)	79,805	(216,033)	979,789

Distributions to Shareholders from:
From Return of Capital
Class A	(451)	—	—	—
Class C	(830)	—	—	—
Class I	(27,403)	—	—	—
Total Distributions
Class A	(2,058)	—	(131,874)	(6,333)
Class C	(2,840)	—	(73,971)	(983)
Class I	(145,343)	—	(696,302)	(52,671)

Total distributions to shareholders	(178,925)	—	(902,147)	(59,987)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	7,712	42,592	465,694	956,326
Class C	—	935	955,799	598,315
Class I	2,569,807	1,430,556	10,470,301	11,258,017
Reinvestment of distributions
Class A	2,320	—	116,664	5,863
Class C	3,669	—	56,340	965
Class I	128,518	—	406,771	27,020
Cost of shares redeemed
Class A	(97,377)	(149,756)	(1,000,796)	(1,202,418)
Class C	(54,608)	(143,727)	(757,429)	(626,942)
Class I	(3,500,797)	(2,743,582)	(11,623,631)	(13,198,649)
Net decrease in net assets from share transactions of beneficial interest	(940,756)	(1,562,982)	(910,287)	(2,181,503)

Total Decrease in Net Assets	(1,323,386)	(1,483,177)	(2,028,467)	(1,261,701)

Net Assets:
Beginning of year	4,412,306	5,895,483	12,208,285	13,469,986
End of year	$3,088,920	$4,412,306	$10,179,818	$12,208,285

Share Activity:
Class A
Shares Sold	523	2,904	44,479	95,280
Shares Reinvested	163	—	10,904	602
Shares Redeemed	(6,684)	(10,209)	(101,075)	(118,318)
Net decrease in shares of Beneficial interest	(5,998)	(7,305)	(45,692)	(22,436)

Class C
Shares Sold	—	65	98,458	61,587
Shares Reinvested	265	—	5,518	103
Shares Redeemed	(3,857)	(10,073)	(81,602)	(63,857)
Net increase (decrease) in shares of Beneficial interest	(3,592)	(10,008)	22,374	(2,167)

Class I
Shares Sold	177,381	97,340	961,447	1,091,675
Shares Reinvested	9,038	—	37,769	2,757
Shares Redeemed	(246,980)	(186,838)	(1,104,804)	(1,263,080)
Net decrease in shares of Beneficial interest	(60,561)	(89,498)	(105,588)	(168,648)

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)

	Catalyst/Millburn Hedge Strategy Fund		Catalyst/Exceed Defined Shield Fund
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Operations:
Net investment income (loss)	$(15,158,469)	$324,992	$342,126	$300,976
Net realized gain (loss) on investments	(544,634,100)	323,712,640	(166,691)	1,311,856
Net change in unrealized appreciation (depreciation) on investments	(85,416,611)	(67,090,053)	209,369	(56,478)
Net increase (decrease) in net assets resulting from operations	(645,209,180)	256,947,579	384,804	1,556,354

Distributions to Shareholders from:
Total Distributions
Class A	(21,811,968)	(11,023,403)	(982,235)	(1,323,247)
Class C	(18,314,462)	(8,679,857)	(108,666)	(108,448)
Class I	(221,022,654)	(109,885,631)	(933,813)	(1,016,817)

Total distributions to shareholders	(261,149,084)	(129,588,891)	(2,024,714)	(2,448,512)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	139,094,418	164,057,509	8,330,995	5,608,163
Class C	87,056,630	116,645,987	2,410,923	908,358
Class I	1,492,409,831	1,958,296,390	37,043,713	6,142,679
Reinvestment of distributions
Class A	16,611,468	8,891,616	873,539	1,182,934
Class C	17,458,427	8,253,857	108,624	108,448
Class I	168,891,068	82,153,824	751,837	745,616
Cost of shares redeemed
Class A	(194,099,829)	(148,588,782)	(6,913,781)	(6,499,665)
Class C	(120,348,436)	(82,980,597)	(677,030)	(199,597)
Class I	(2,511,815,329)	(1,374,811,755)	(17,674,366)	(6,839,822)
Net increase (decrease) in net assets from share transactions of beneficial interest	(904,741,752)	731,918,049	24,254,454	1,157,114

Total Increase (Decrease) in Net Assets	(1,811,100,016)	859,276,737	22,614,544	264,956

Net Assets:
Beginning of year	4,929,825,686	4,070,548,949	31,212,590	30,947,634
End of year	$3,118,725,670	$4,929,825,686	$53,827,134	$31,212,590

Share Activity:
Class A
Shares Sold	4,479,930	5,205,804	858,623	573,745
Shares Reinvested	524,517	295,599	89,228	131,291
Redemption fee proceeds
Shares Redeemed	(6,816,156)	(4,735,798)	(728,545)	(663,289)
Net increase (decrease) in shares of Beneficial interest	(1,811,709)	765,605	219,306	41,747

Class C
Shares Sold	2,823,901	3,767,797	254,018	91,438
Shares Reinvested	560,283	278,564	11,245	12,158
Shares Redeemed	(4,314,856)	(2,691,287)	(70,432)	(21,774)
Net increase (decrease) in shares of Beneficial interest	(930,672)	1,355,074	194,831	81,822

Class I
Shares Sold	47,982,025	62,082,648	3,761,588	639,711
Shares Reinvested	5,311,039	2,721,227	76,484	82,389
Shares Redeemed	(91,255,398)	(43,976,459)	(1,839,111)	(687,483)
Net increase (decrease) in shares of Beneficial interest	(37,962,334)	20,827,416	1,998,961	34,617

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.95		$10.75	$10.96	$10.90	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.09)		(0.05)	(0.13)	(0.17)	(0.14)
Net realized and unrealized gain on investments	0.03		0.29	0.08	0.35	1.04
Total from investment operations	(0.06)		0.24	(0.05)	0.18	0.90
LESS DISTRIBUTIONS:
From net investment income	—		(0.04)	(0.16)	(0.11)	—
From net realized gains on investments	—		—	—	(0.01)	—
Total distributions	—		(0.04)	(0.16)	(0.12)	—
Net asset value, end of year/period	$10.89		$10.95	$10.75	$10.96	$10.90
Total return (C)	(0.55)%		2.20%	(0.48)%	1.73%	9.00	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$5,319		$10,932	$24,855	$39,938	$9,107
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.47%		2.40%	2.33%	2.24%	3.51	% (F)
Expenses, net waiver and reimbursement (G)	2.27%		2.26%	2.24%	2.24%	2.24	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(1.03)%		(0.55)%	(1.26)%	(1.62)%	(3.02	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(0.83)%		(0.41)%	(1.17)%	(1.62)%	(1.81	)% (F)
Portfolio turnover rate	0%		0%	0%	19%	194	% (E)

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.76		$10.61	$10.86	$10.84	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.18)		(0.12)	(0.21)	(0.25)	(0.20)
Net realized and unrealized gain on investments	0.04		0.27	0.07	0.36	1.04
Total from investment operations	(0.14)		0.15	(0.14)	0.11	0.84
LESS DISTRIBUTIONS:
From net investment income	—		—	(0.11)	(0.08)	—
From net realized gains on investments	—		—	—	(0.01)	—
Total distributions	—		—	(0.11)	(0.09)	—
Net asset value, end of year/period	$10.62		$10.76	$10.61	$10.86	$10.84
Total return (C)	(1.30	)% (D)	1.41%	(1.31)%	1.10%	8.40	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$6,860		$7,322	$10,487	$13,504	$2,547
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	3.22%		3.15%	3.08%	2.99%	4.26	% (F)
Expenses, net waiver and reimbursement (G)	3.02%		3.01%	2.99%	2.99%	2.99	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(1.83)%		(1.30)%	(2.00)%	(2.35)%	(3.79	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(1.63)%		(1.16)%	(1.91)%	(2.35)%	(2.60	)% (F)
Portfolio turnover rate	0%		0%	0%	19%	194	% (E)

(A)	The Catalyst Hedged Commodity Strategy Fund Class A, Class C and Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Hedged Commodity Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$10.94		$10.79	$11.00	$10.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)		(0.02)	(0.10)	(0.15)	(0.12)
Net realized and unrealized gain on investments	0.04		0.28	0.08	0.36	1.04
Total from investment operations	(0.03)		0.26	(0.02)	0.21	0.92
LESS DISTRIBUTIONS:
From net investment income	—		(0.11)	(0.19)	(0.12)	—
From net realized gains on investments	—		—	—	(0.01)	—
Total distributions	—		(0.11)	(0.19)	(0.13)	—
Net asset value, end of year/period	$10.91		$10.94	$10.79	$11.00	$10.92
Total return (C)	(0.27	)% (D)	2.40%	(0.22)%	2.00%	9.20	% (E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$30,369		$31,882	$51,708	$60,447	$6,249
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	2.22%		2.15%	2.08%	1.99%	3.26	% (F)
Expenses, net waiver and reimbursement (G)	2.02%		2.01%	1.99%	1.99%	1.99	% (F)
Net investment loss, before waiver and reimbursement (G,H)	(0.83)%		(0.30)%	(0.99)%	(1.36)%	(2.92	)% (F)
Net investment loss, net waiver and reimbursement (G,H)	(0.63)%		(0.16)%	(0.90)%	(1.36)%	(1.58	)% (F)
Portfolio turnover rate	0%		0%	0%	19%	194	% (E)

(A)	The Catalyst Hedged Commodity Strategy Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Annualized.

(G)	Does not include expenses of the underlying investment companies in which the Fund invests.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$7.86		$8.07		$8.61	$11.41	$10.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.10)		(0.09)		(0.11)	(0.16)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.15)		(0.12)		(0.43)	(1.56)	0.89
Total from investment operations	(0.25)		(0.21)		(0.54)	(1.72)	0.69
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		—	(1.08)	(0.14)
Total distributions	—		—		—	(1.08)	(0.14)
Net asset value, end of year	$7.61		$7.86		$8.07	$8.61	$11.41
Total return (B)	(3.18	)% (C)	(2.60)%		(6.27)%	(16.39)%	6.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,378		$82,099		$165,433	$634,388	$1,096,675
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.59%		2.33%		2.26%	2.20%	2.17%
Ratio of net investment loss to average net assets (D,F)	(1.30)%		(1.15)%		(1.28)%	(1.51)%	(1.80)%
Portfolio turnover rate	0%		0%		0%	54%	177%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$7.51		$7.76		$8.35	$11.17	$10.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.15)		(0.14)		(0.16)	(0.23)	(0.28)
Net realized and unrealized gain (loss) on investments	(0.15)		(0.11)		(0.43)	(1.51)	0.88
Total from investment operations	(0.30)		(0.25)		(0.59)	(1.74)	0.60
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—		—	(1.08)	(0.14)
Total distributions	—		—		—	(1.08)	(0.14)
Net asset value, end of year	$7.21		$7.51		$7.76	$8.35	$11.17
Total return (B)	(3.99	)% (C)	(3.22	)% (C)	(7.07)%	(17.02)%	5.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,499		$65,411		$106,913	$270,360	$323,055
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	3.36%		3.08%		3.02%	2.95%	2.92%
Ratio of net investment loss to average net assets (D,F)	(2.13)%		(1.89)%		(2.04)%	(2.25)%	(2.55)%
Portfolio turnover rate	0%		0%		0%	54%	177%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio of expenses to average net assets (excluding interest expense).
Class A	2.59%	2.27%	2.24%	2.16%
Class C	3.36%	3.02%	3.00%	2.91%

(F)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Warrington Strategic Program Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020		June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$7.98		$8.17	$8.70	$11.48	$10.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)		(0.07)	(0.09)	(0.13)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.16)		(0.12)	(0.44)	(1.57)	0.89
Total from investment operations	(0.24)		(0.19)	(0.53)	(1.70)	0.72
LESS DISTRIBUTIONS:
From net realized gains on investments	—		—	—	(1.08)	(0.14)
Total distributions	—		—	—	(1.08)	(0.14)
Net asset value, end of year	$7.74		$7.98	$8.17	$8.70	$11.48
Total return (B)	(3.01	)% (C)	(2.33)%	(6.09)%	(16.17)%	6.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$84,334		$282,645	$542,712	$1,523,114	$1,898,708
Ratios to average net assets (including interest expense)
Ratio of expenses to average net assets (D,E)	2.31%		2.08%	2.02%	1.95%	1.92%
Ratio of net investment loss to average net assets (D,F)	(1.00)%		(0.91)%	(1.03)%	(1.25)%	(1.54)%
Portfolio turnover rate	0%		0%	0%	54%	177%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Ratio of expenses to average net assets (excluding dividend and interest expense).

2.31%	2.02%	2.00%	1.91%

(F)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.18	$8.93	$9.45	$9.84	$9.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.15	0.02	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.35	0.10	(B)	(0.54)	(0.45	) (B)	0.25	(B)
Total from investment operations	0.52	0.25	(0.52)	(0.38)	0.29
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.00	) (C)	—	(0.01)	(0.07)
From net realized gains on investments	—	—	—	—	(0.03)
Total distributions	(0.14)	(0.00)	—	(0.01)	(0.10)
Net asset value, end of year	$9.56	$9.18	$8.93	$9.45	$9.84
Total return (D,E)	5.58%	2.82%	(5.50)%	(3.87)%	2.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$216	$140	$2,157	$360	$573
Ratios to average net assets(including dividend and interest expense) (F)
Expenses, before waiver and reimbursement (H)	5.25%	5.10%	4.24%	3.96%	4.77%
Expenses, net waiver and reimbursement (H)	2.04%	2.02%	1.86%	0.60%	0.68%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(1.47)%	(1.24)%	(2.12)%	(2.67)%	(3.13)%
Net investment income, net waiver and reimbursement (H,I)	1.74%	1.67%	0.25%	0.69%	0.45%
Portfolio turnover rate	75%	120%	116%	17%	137%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$8.85	$8.72	$9.30	$9.75	$9.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.08	0.07	(0.06)	0.06	(0.03)
Net realized and unrealized gain (loss) on investments	0.35	0.09	(B)	(0.52)	(0.51	) (B)	0.23	(B)
Total from investment operations	0.43	0.16	(0.58)	(0.45)	0.20
LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.03)	—	—	(0.06)
From net realized gains on investments	—	—	—	—	(0.03)
Total distributions	(0.05)	(0.03)	—	—	(0.09)
Net asset value, end of year	$9.23	$8.85	$8.72	$9.30	$9.75
Total return (D,E)	4.84%	1.94%	(6.24)%	(4.62)%	2.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$188	$269	$269	$190	$337
Ratios to average net assets(including dividend and interest expense) (G)
Expenses, before waiver and reimbursement (H)	6.00%	5.85%	4.82%	4.71%	5.52%
Expenses, net waiver and reimbursement (H)	2.79%	2.77%	2.31%	1.35%	1.38%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.32)%	(2.36)%	(3.21)%	(2.72)%	(5.42)%
Net investment income (loss), net waiver and reimbursement (H,I)	0.89%	0.81%	(0.70)%	0.65%	(0.27)%
Portfolio turnover rate	75%	120%	116%	17%	137%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Represents less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(F)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (H)	5.23%	5.10%	4.24%	3.96%	4.76%
Expenses, net waiver and reimbursement (H)	2.02%	2.02%	1.86%	0.60%	0.67%

(G)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (H)	5.98%	5.85%	4.82%	4.71%	5.51%
Expenses, net waiver and reimbursement (H)	2.77%	2.77%	2.31%	1.35%	1.37%

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Systematic Alpha Fund (Consolidated) (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$9.05	$8.91	$9.40	$9.84	$9.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.19	0.15	0.03	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.35	0.10	(B)	(0.52)	(0.46	) (B)	0.24	(B)
Total from investment operations	0.54	0.25	(0.49)	(0.35)	0.30
LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.11)	—	(0.09)	(0.07)
From net realized gains on investments	—	—	—	—	(0.03)
Total distributions	(0.16)	(0.11)	—	(0.09)	(0.10)
Net asset value, end of year	$9.43	$9.05	$8.91	$9.40	$9.84
Total return (C,D)	5.88%	2.97%	(5.21)%	(3.61)%	3.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,519	$2,206	$2,837	$1,742	$526
Ratios to average net assets(including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	5.00%	4.85%	3.81%	3.14%	4.52%
Expenses, net waiver and reimbursement (F)	1.79%	1.77%	1.36%	0.35%	0.46%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F,G)	(1.22)%	(1.29)%	(2.17)%	(1.66)%	(4.50)%
Net investment income, net waiver and reimbursement (F,G)	1.99%	1.79%	0.29%	1.13%	1.12%
Portfolio turnover rate	75%	120%	116%	17%	137%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended June 30, 2019, June 30, 2017 and June 30, 2016, primarily due to timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement (F)	4.98%	4.85%	3.81%	3.14%	4.51%
Expenses, net waiver and reimbursement (F)	1.77%	1.77%	1.36%	0.35%	0.45%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Teza Algorithmic Allocation Income Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout The Period

	Class A
	For the
	Period Ended
	June 30, 2020 (A)

Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	(0.31)
Net asset value, end of period	$9.69
Total return (C)	(3.10	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.35	% (E)
Expenses, net waiver and reimbursement (F)	2.24	% (E)
Ratios of net Investment loss
Net investment loss, before waiver and reimbursement (F,G)	(3.51	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.40	)% (E)
Portfolio turnover rate	0	% (D)

	Class C
	For the
	Period Ended
	June 30, 2020 (A)

Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	(0.35)
Net asset value, end of period	$9.65
Total return (C)	(3.50	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.10	% (E)
Expenses, net waiver and reimbursement (F)	2.99	% (E)
Ratios of net Investment loss
Net investment loss, before waiver and reimbursement (F,G)	(4.26	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(2.15	)% (E)
Portfolio turnover rate	0	% (D)

(A)	The Catalyst/Teza Algorithmic Allocation Income Fund Class A and Class C shares commenced operations on December 31, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Teza Algorithmic Allocation Income Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout The Period

	Class I
	For the
	Period Ended
	June 30, 2020 (A)

Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.06)
Net realized and unrealized loss on investments	(0.24)
Total from investment operations	(0.30)
Net asset value, end of period	$9.70
Total return (C)	(3.00	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$6,920
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.10	% (E)
Expenses, net waiver and reimbursement (F)	1.99	% (E)
Ratios of net Investment loss
Net investment loss before waiver and reimbursement (F,G)	(3.26	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.15	)% (E)
Portfolio turnover rate	0	% (D)

(A)	The Catalyst/Teza Algorithmic Allocation Income Fund Class I shares commenced operations on December 31, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.85	$14.62	$14.79		$15.51	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04	(0.04)	(0.17)		(0.27)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.73)	0.27	0.00	(F,I)	(0.43)	0.23	(F)
Total from investment operations	(0.69)	0.23	(0.17)		(0.70)	(0.04)
LESS DISTRIBUTIONS:
From net investment income	(0.43)	—	—		(0.02)	—
From return of capital	(0.09)	—	—		—	—
Total distributions	(0.52)	—	—		(0.02)	—
Net asset value, end of year/period	$13.64	$14.85	$14.62		$14.79	$15.51
Total return (C)	(4.76)%	1.57%	(1.15)%		(4.51)%	(0.26	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$54	$148	$253		$653	$1,856
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (J)	5.10%	4.32%	3.22%		2.82%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.29%	2.26%	2.24%		2.26%	2.24	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(2.50)%	(2.27)%	(2.13)%		(2.34)%	(2.52	)% (E)
Net investment income (loss) net waiver and reimbursement (J,K)	0.26%	(0.22)%	(1.15)%		(1.78)%	(1.94	)% (E)
Portfolio turnover rate	157%	0%	0%		0%	0	% (D)

	Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.44	$14.33	$14.61		$15.40	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.06)	(0.14)	(0.27)		(0.37)	(0.36)
Net realized and unrealized gain (loss) on investments	(0.70)	0.25	(0.01	) (F)	(0.42)	0.21	(F)
Total from investment operations	(0.76)	0.11	(0.28)		(0.79)	(0.15)
LESS DISTRIBUTIONS:
From net investment income	(0.33)	—	—		—	—
From return of capital	(0.09)	—	—		—	—
Total distributions	(0.42)	—	—		—	—
Net asset value, end of year/period	$13.26	$14.44	$14.33		$14.61	$15.40
Total return (C)	(5.41)%	0.77%	(1.92)%		(5.13)%	(0.96	)% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$104	$166	$308		$421	$577
Ratios to average net assets (including interest expense) (H)
Expenses, before waiver and reimbursement (J)	5.85%	5.07%	4.06%		3.59%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.04%	3.01%	2.99%		3.01%	2.99	% (E)
Ratios of net Investment loss (including interest expense)
Net investment loss, before waiver and reimbursement (J,K)	(3.31)%	(3.00)%	(2.94)%		(3.10)%	(3.68	)% (E)
Net investment loss net waiver and reimbursement (J,K)	(0.46)%	(0.97)%	(1.86)%		(2.52)%	(2.70	)% (E)
Portfolio turnover rate	157%	0%	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class A and Class C shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	5.08%	4.32%	3.22%	2.80%	3.15	% (E)
Expenses, net waiver and reimbursement (J)	2.27%	2.26%	2.24%	2.24%	2.24	% (E)

(H)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (J)	5.83%	5.07%	4.06%	3.57%	3.90	% (E)
Expenses, net waiver and reimbursement (J)	3.02%	3.01%	2.99%	2.99%	2.99	% (E)

(I)	Amount is less than $0.005.

(J)	Does not include expenses of the underlying investment companies in which the Fund invests.

(K)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst Multi-Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.91	$14.64	$14.79		$15.55	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment Income (loss) (B)	0.09	0.01	(0.13)		(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.73)	0.26	(0.02	) (F)	(0.43)	0.23	(F)
Total from investment operations	(0.64)	0.27	(0.15)		(0.66)	0.00
LESS DISTRIBUTIONS:
From net investment income	(0.50)	—	—		(0.10)	—
From return of capital	(0.09)	—	—		—	—
Total distributions	(0.59)	—	—		(0.10)	—
Net asset value, end of year/period	$13.68	$14.91	$14.64		$14.79	$15.55
Total return (C)	(4.41)%	1.84%	(1.01)%		(4.21)%	0	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,930	$4,098	$5,335		$9,159	$11,905
Ratios to average net assets (including interest expense) (G)
Expenses, before waiver and reimbursement (H)	4.85%	4.07%	2.99%		2.58%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.04%	2.01%	1.99%		2.01%	1.99	% (E)
Ratios of net Investment income (loss) (including interest expense)
Net investment loss, before waiver and reimbursement (H,I)	(2.19)%	(2.01)%	(1.89)%		(2.09)%	(2.78	)% (E)
Net investment income (loss) net waiver and reimbursement (H,I)	0.62%	0.05%	(0.89)%		(1.52)%	(1.72	)% (E)
Portfolio turnover rate	157%	0%	0%		0%	0	% (D)

(A)	The Catalyst Multi-Strategy Fund Class I shares commenced operations on August 13, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized (loss) in the Statement of Operations for the year ended June 30, 2018 and period ended June 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(G)	Ratios to average net assets (excluding interest expense)
Expenses, before waiver and reimbursement (H)	4.83%	4.07%	2.99%	2.56%	2.90	% (E)
Expenses, net waiver and reimbursement (H)	2.02%	2.01%	1.99%	1.99%	1.99	% (E)

(H)	Does not include expenses of the underlying investment companies in which the Fund invests.

(I)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Exceed Defined Risk Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$10.74	$10.11	$9.55	$8.40	$11.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.08	0.04	0.17	(0.04)
Net realized and unrealized gain (loss) on investments	(0.10)	0.58	0.52	0.98	(1.90)
Total from investment operations	(0.03)	0.66	0.56	1.15	(1.94)
LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.03)	(0.00	) (B)	—	—
From net realized gains on investments	(0.47)	—	—	—	(1.60)
Total distributions	(0.59)	(0.03)	(0.00)	—	(1.60)
Net asset value, end of year	$10.12	$10.74	$10.11	$9.55	$8.40
Total return (C)	(0.63)%	6.54%	5.88%	13.69%	(17.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,815	$2,417	$2,503	$599	$2,888
Ratios to average net assets (including dividend and interest expense) (D)
Expenses, before waiver and reimbursement (F)	2.68%	2.60%	2.69%	4.87%	2.86%
Expenses, net waiver and reimbursement (F)	1.63%	1.60%	1.51%	1.53%	1.51%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F)(G)	(0.38)%	(0.21)%	(0.80)%	(1.42)%	(1.77)%
Net investment income (loss), net waiver and reimbursement (F)(G)	0.67%	0.79%	0.38%	1.92%	(0.40)%
Portfolio turnover rate	145%	112%	177%	292%	153%

Class C
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$10.25	$9.71	$9.24	$8.21	$11.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.00	(B)	(0.03)	(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.10)	0.55	0.51	1.08	(1.87)
Total from investment operations	(0.11)	0.55	0.48	1.03	(1.99)
LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.01)	(0.01)	—	—
From net realized gains on investments	(0.47)	—	—	—	(1.60)
Total distributions	(0.52)	(0.01)	(0.01)	—	(1.60)
Net asset value, end of year	$9.62	$10.25	$9.71	$9.24	$8.21
Total return (C)	(1.36)%	5.64%	5.20%	12.55%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,321	$1,179	$1,138	$179	$57
Ratios to average net assets(including dividend and interest expense) (E)
Expenses, before waiver and reimbursement (F)	3.43%	3.35%	3.47%	8.94%	3.61%
Expenses, net waiver and reimbursement (F)	2.38%	2.35%	2.26%	2.31%	2.24%
Ratios of net Investment loss (including dividend and interest expense)
Net investment loss, before waiver and reimbursement (F)(G)	(1.17)%	(0.97)%	(1.56)%	(7.23)%	(2.53)%
Net investment income (loss), net waiver and reimbursement (F)(G)	(0.12)%	0.03%	(0.35)%	(0.60)%	(1.21)%
Portfolio turnover rate	145%	112%	177%	292%	153%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.58%	2.52%	2.68%	4.84%	2.85%
Expenses, net waiver and reimbursement	1.53%	1.52%	1.50%	1.50%	1.50%

(E)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	3.33%	3.27%	3.46%	8.88%	3.60%
Expenses, net waiver and reimbursement	2.28%	2.27%	2.25%	2.25%	2.25%

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Exceed Defined Risk Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016

Net asset value, beginning of year	$10.81	$10.18	$9.61	$8.44	$11.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.09	0.11	0.06	—	(0.05)
Net realized and unrealized gain (loss) on investments	(0.09)	0.57	0.53	1.17	(1.88)
Total from investment operations	0.00	0.68	0.59	1.17	(1.93)
LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.05)	(0.02)	—	—
From net realized gains on investments	(0.47)	—	—	—	(1.60)
Total distributions	(0.61)	(0.05)	(0.02)	—	(1.60)
Net asset value, end of year	$10.20	$10.81	$10.18	$9.61	$8.44
Total return (B)	(0.29)%	6.73%	6.12%	13.86%	(16.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,043	$8,613	$9,829	$2,935	$74
Ratios to average net assets(including dividend and interest expense) (C)
Expenses, before waiver and reimbursement (D)	2.43%	2.35%	2.43%	9.23%	2.61%
Expenses, net waiver and reimbursement (D)	1.38%	1.35%	1.26%	1.32%	1.26%
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement (D)(E)	(0.15)%	0.04%	(0.55)%	(7.93)%	(1.54)%
Net investment Income (loss), net waiver and reimbursement (D)(E)	0.90%	1.04%	0.62%	(0.02)%	(0.43)%
Portfolio turnover rate	145%	112%	177%	292%	153%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	2.33%	2.27%	2.42%	9.16%	2.60%
Expenses, net waiver and reimbursement	1.28%	1.27%	1.25%	1.25%	1.25%

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$32.07	$31.14	$29.82		$28.51		$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss) (B)	(0.14)	(0.04)	(0.29)		(0.25)		(0.05)
Net realized and unrealized gain (loss) on investments	(2.70)	1.89	2.67		2.08		3.56
Total from investment operations	(2.84)	1.85	2.38		1.83		3.51
LESS DISTRIBUTIONS:
From net investment income	(1.60)	(0.45)	—		(0.35)		—
From net realized gains on investments	—	(0.47)	(1.06)		(0.17)		—
Total distributions	(1.60)	(0.92)	(1.06)		(0.52)		—
Net asset value, end of year/period	$27.63	$32.07	$31.14		$29.82		$28.51
Total return (C)	(9.48)%	6.13%	7.88	% (D)	6.49	% (D)	14.04	% (D, E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$316,112	$424,968	$388,806		$347,156		$36,915
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.19%	2.19%	2.15%		2.14%		2.25	% (G)
Expenses, net waiver and reimbursement (F)	2.19%	2.18%	2.14%		2.13%		2.24	% (G)
Net investment (loss), before waiver and reimbursement (F,H)	(0.47)%	(0.15)%	(0.94)%		(0.85)%		(0.38	)% (G)
Net investment (loss), net waiver and reimbursement (F,H)	(0.47)%	(0.14)%	(0.94)%		(0.85)%		(0.35	)% (G)
Portfolio turnover rate	54%	19%	12%		4%		1	% (E)

	Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$31.46	$30.61	$29.56		$28.40		$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.36)	(0.27)	(0.42)		(0.47)		(0.16)
Net realized and unrealized gain (loss) on investments	(2.65)	1.86	2.53		2.07		3.56
Total from investment operations	(3.01)	1.59	2.11		1.60		3.40
LESS DISTRIBUTIONS:
From net investment income	(1.38)	(0.27)	—		(0.27)		—
From net realized gains on investments	—	(0.47)	(1.06)		(0.17)		—
Total distributions	(1.38)	(0.74)	(1.06)		(0.44)		—
Net asset value, end of year/period	$27.07	$31.46	$30.61		$29.56		$28.40
Total return (C)	(10.15)%	5.33%	7.02	% (D)	5.70	% (D)	13.60	% (D, E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$326,297	$408,511	$355,968		$222,344		$27,332
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	2.94%	2.94%	2.90%		2.89%		3.00	% (G)
Expenses, net waiver and reimbursement (F)	2.94%	2.93%	2.89%		2.88%		2.99	% (G)
Net investment loss, before waiver and reimbursement (F,H)	(1.22)%	(0.90)%	(1.37)%		(1.59)%		(1.24	)% (G)
Net investment loss, net waiver and reimbursement (F,H)	(1.22)%	(0.89)%	(1.36)%		(1.58)%		(1.22	)% (G)
Portfolio turnover rate	54%	19%	12%		4%		1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class A and Class C shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Millburn Hedge Strategy Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Period Ended
	June 30, 2020	June 30, 2019	June 30, 2018		June 30, 2017		June 30, 2016 (A)

Net asset value, beginning of year/period	$32.23	$31.29	$29.90		$28.54		$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.07)	0.04	(0.09)		(0.18)		(0.07)
Net realized and unrealized gain (loss) on investments	(2.70)	1.90	2.54		2.09		3.61
Total from investment operations	(2.77)	1.94	2.45		1.91		3.54
LESS DISTRIBUTIONS:
From net investment income	(1.68)	(0.53)	—		(0.38)		—
From net realized gains on investments	—	(0.47)	(1.06)		(0.17)		—
Total distributions	(1.68)	(1.00)	(1.06)		(0.55)		—
Net asset value, end of year/period	$27.78	$32.23	$31.29		$29.90		$28.54
Total return (C)	(9.25)%	6.42%	8.10	% (D)	6.76	% (D)	14.16	% (D, E)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,476,317	$4,096,347	$3,325,775		$1,880,087		$216,921
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	1.94%	1.94%	1.90%		1.89%		2.00	% (G)
Expenses, net waiver and reimbursement (F)	1.94%	1.93%	1.89%		1.88%		1.99	% (G)
Net investment income (loss), before waiver and reimbursement (F,H)	(0.22)%	0.11%	(0.31)%		(0.59)%		(0.52	)% (G)
Net investment income (loss), net waiver and reimbursement (F,H)	(0.22)%	0.12%	(0.29)%		(0.58)%		(0.51	)% (G)
Portfolio turnover rate	54%	19%	12%		4%		1	% (E)

(A)	The Catalyst/Millburn Hedge Strategy Fund Class I shares commenced operations on December 28, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	Not annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Annualized.

(H)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

CATALYST FUNDS
Catalyst/Exceed Defined Shield Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the		For the		For the		For the		For the
	Year Ended	Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)

Net asset value, beginning of year/period	$9.87	$10.30		$11.54		$10.14		$9.95		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	0.08	0.09		0.04		0.03		0.01		(0.02)
Net realized and unrealized gain (loss) on investments	0.28	0.34		0.19		1.44		0.18		(0.03	) (D)
Total from investment operations	0.36	0.43		0.23		1.47		0.19		(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.09)		(0.02)		(0.04)		—		—
From net realized gains on investments	(0.50)	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.59)	(0.86)		(1.47)		(0.07)		(0.01)		—
Paid-in-Capital From Redemption Fees (C)	—	—		—		—		0.01		(0.00	) (E)
Net asset value, end of year/period	$9.64	$9.87		$10.30		$11.54		$10.14		$9.95
Total return (F)	3.51%	5.01	% (G)	2.15	% (I)	14.57	% (H)	2.03	% (H)	(0.50	)% (I)(H)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$17,787	$16,053		$16,320		$14,746		$11,307		$2,712
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	2.03%	2.27%		2.14	% (K)	2.93%		3.04%		10.32	% (K)
Expenses, net waiver and reimbursement	1.54%	1.55%		1.45	% (K)	1.45%		1.45%		1.48	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.28%	0.19%		(0.01	)% (K)	(1.19)%		(1.45)%		(9.14	)% (K)
Net investment income (loss), net waiver and reimbursement	0.77%	0.91%		0.69	% (K)	0.29%		0.14%		(0.30	)% (K)
Portfolio turnover rate	138%	137%		163	% (I)	160%		89%		41	% (I)

	Class C
	For the	For the		For the		For the
	Year Ended	Year Ended		Period Ended		Period Ended
	June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017 (B)

Net asset value, beginning of year/period	$9.74	$10.21		$11.50		$10.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (C)	—	0.01		—		(0.02)
Net realized and unrealized gain on investments	0.28	0.34		0.19		0.60
Total from investment operations	0.28	0.35		0.19		0.58
LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.05)		(0.03)		—
From net realized gains on investments	(0.50)	(0.77)		(1.45)		—
Total distributions	(0.54)	(0.82)		(1.48)		—
Net asset value, end of year/period	$9.48	$9.74		$10.21		$11.50
Total return (F)	2.67%	4.23	% (G)	1.77	% (I)	5.31	% (I)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$3,337	$1,530		$769		$192
Ratios to average net assets (including dividend and interest expense) (J)
Expenses, before waiver and reimbursement	2.78%	3.02%		2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.29%	2.30%		2.20	% (K)	2.20	% (K)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment loss, before waiver and reimbursement	(0.52)%	(0.61)%		(0.75	)% (K)	(1.07	)% (K)
Net investment income (loss), net waiver and reimbursement	(0.03)%	0.11%		0.02	% (K)	(0.63	)% (K)
Portfolio turnover rate	138%	137%		163	% (I)	160	% (I)

(A)	The Catalyst Exceed Defined Shield Fund Class A shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	The Catalyst Exceed Defined Shield Fund Class C shares commenced operations on September 5, 2017.

(C)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses for the period ended November 30, 2015.

(E)	Represents an amount less than $0.01 per share.

(F)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(G)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(H)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(I)	Not annualized.

(J)	Ratios to average net assets (excluding dividend and interest expense) (Class A)
Expenses, before waiver and reimbursement	1.97%	2.19%	2.14%		2.93%		1.45%	1.48	% (K)
Expenses, net waiver and reimbursement	1.48%	1.47%	1.45%		1.45%		1.45%	1.45	% (K)

Ratios to average net assets (Class C)
Expenses, before waiver and reimbursement	2.72%	2.94%	2.97	% (K)	2.64	% (K)
Expenses, net waiver and reimbursement	2.23%	2.22%	2.20	% (K)	2.20	% (K)

(K)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Exceed Defined Shield Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class I
	For the	For the		For the		For the		For the		For the
	Year Ended	Year Ended		Period Ended		Year Ended		Year Ended		Period Ended
	June 30, 2020	June 30, 2019		June 30, 2018		November 30, 2017		November 30, 2016		November 30, 2015 (A)

Net asset value, beginning of year/period	$9.93	$10.36		$11.61		$10.18		$9.97		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.09	0.12		0.06		0.06		0.04		(0.00	) (C)
Net realized and unrealized gain (loss) on investments	0.29	0.34		0.19		1.45		0.17		(0.03	) (D)
Total from investment operations	0.38	0.46		0.25		1.51		0.21		(0.03)
LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.12)		(0.05)		(0.05)		—		—
From net realized gains on investments	(0.50)	(0.77)		(1.45)		(0.03)		(0.01)		—
Total distributions	(0.61)	(0.89)		(1.50)		(0.08)		(0.01)		—
Paid-in-Capital From Redemption Fees (B)	—	—		—		—		0.01		0.00	(C)
Net asset value, end of year/period	$9.70	$9.93		$10.36		$11.61		$10.18		$9.97
Total return (E)	3.74%	5.27	% (F)	2.30	% (H)	14.95	% (G)	2.23	% (G)	(0.30	)% (G,H)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$32,703	$13,629		$13,858		$14,036		$11,202		$6,114
Ratios to average net assets(including dividend and interest expense) (I)
Expenses, before waiver and reimbursement	1.78%	2.02%		1.87	% (J)	2.68%		3.01%		8.59	% (J)
Expenses, net waiver and reimbursement	1.29%	1.30%		1.20	% (J)	1.20%		1.20%		1.20	% (J)
Ratios of net Investment income (loss) (including dividend and interest expense)
Net investment income (loss), before waiver and reimbursement	0.46%	0.44%		0.25	% (J)	(0.95)%		(1.43)%		(7.42	)% (J)
Net investment Income (loss), net waiver and reimbursement	0.95%	1.16%		0.93	% (J)	0.53%		0.38%		(0.03	)% (J)
Portfolio turnover rate	138%	137%		163	% (H)	160%		89%		41	% (H)

(A)	The Catalyst Exceed Defined Shield Fund Class I shares commenced operations on April 14, 2015; date Predecessor Fund commenced operations.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period/year.

(C)	Represents an amount less than $0.01 per share.

(D)	Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividend. Had the advisor not waived its fees and reimbursed expenses, total return would have been lower.

(F)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(G)	Total returns prior to Fund inception on September 5, 2017 are based on the performance of the Fund’s Predecessor Fund.

(H)	Not annualized.

(I)	Ratios to average net assets (excluding dividend and interest expense)
Expenses, before waiver and reimbursement	1.72	% (J)	1.94%	1.87	% (J)	2.68%	3.01%	8.62	% (J)
Expenses, net waiver and reimbursement	1.23	% (J)	1.22%	1.20	% (J)	1.20%	1.20%	1.20	% (J)

(J)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
June 30, 2020	ANNUAL REPORT

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following eight series set forth below (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisors, LLC (the “Manager” or “CCA”).

Fund	Sub-Advisor	Primary Objective
Catalyst Hedged Commodity Strategy (“Hedged Commodity” )		Capital appreciation uncorrelated to global equity or commodity markets
Catalyst/Warrington Strategic Program Formerly, Catalyst Hedged Futures Strategy (“Warrington” )	Warrington Asset Management, LLC	Long term capital appreciation
Catalyst Systematic Alpha (“Systematic Alpha” )		Long term capital appreciation with low correlation to the U.S. equity market
Catalyst/Teza Algorithmic Allocation Income Fund (“Teza” )	Teza Capital Management, LLC	Long term capital appreciation and current income
Catalyst Multi Strategy (“Multi Strategy” )	Caddo Capital Management, LLC	Long-term capital appreciation.
Catalyst Exceed Defined Risk (“Exceed Defined Risk” )	Exceed Advisory LLC	Long term capital appreciation
Catalyst/Millburn Hedge Strategy (“Millburn Hedge Strategy” )	Millburn Ridgefield Corp.	Long-term capital appreciation.
Catalyst Exceed Defined Shield (“Exceed Defined Shield” )	Exceed Advisory LLC	Long-term capital appreciation

Teza and Exceed Defined Shield are non-diversified. Hedged Commodity, Warrington, Systematic Alpha, Multi Strategy, Exceed Defined Risk and Millburn Hedge Strategy are diversified.

Effective January 27, 2020 the Catalyst Hedged Futures Strategy Fund changed its name to Catalyst/Warrington Strategic Program Fund and Warrington Asset Management, LLC is the sub-advisor of the Fund.

Currently, each Fund offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies “and Accounting Standards Update (“ASU”) 2013-08.

a)        Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end (the “open-end funds”) or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of directors of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short-term debt

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuation represents fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Valuation of Prime Meridian Income QP Fund (“Prime Meridian Fund”) – Warrington invests a portion of its assets in the Prime Meridian Fund. The Prime Meridian Fund measures its investment assets at fair value, and reports a net asset value (“NAV”) or pro rata interest in the members’ capital as a practical expedient on a monthly basis. In accordance with Accounting Standards Codification (“ASC”) 820, Warrington has elected to apply the practical expedient to value its investment in the Prime Meridian Fund at the respective NAV each month. For non-month ends, the Valuation Committee estimates the fair value of Prime Meridian Fund based on valuation estimates provided by a third party valuation service that has transparency to all the holdings of the Prime Meridian Fund.

As a limited partner in the Prime Meridian Fund, the Fund is limited in the amounts that can be redeemed. Redemptions are monthly and instructions for redemptions must be made 30 days in advance of the month end in which the Funds would like to redeem. Warrington has elected to receive their pro rata shares of principal and interest payments that are subsequently received by the Partnership to the Notes it holds.

As of June 30, 2020, the investment of Warrington in the Prime Meridian Fund is valued at the NAV of the Prime Meridian Fund. The Prime Meridian Fund invests in Loans issued by LendingClub Corporation, Prosper, Share States and SoFi, and values its underlying investments in accordance with policies established by the General Partner, which ordinarily values holdings using an income approach. The General Partner estimated fair value of the holding is determined after analysis of various inputs including quantitative information about current discount rates and expected cash flows, adjusted for anticipated credit losses and expected prepayments based on published information for similar underlying notes as published by trading platforms. These estimated fair values may differ significantly from the values that would have been used had a market for loans existed. Warrington has no unfunded commitments to purchase Prime Meridian Fund.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020, for each Fund’s assets and liabilities measured at fair value:

Hedged Commodity
Assets (a)	Level 1	Level 2	Level 3	Total
Call Options Purchased	$14,132,610	$—	$—	$14,132,610
Put Options Purchased	8,896,790	—	—	8,896,790
United States Government Securities	—	11,120,538	—	11,120,538
Short-Term Investments	25,212,599	—	—	25,212,599
Total Assets	$48,241,999	$11,120,538	$—	$59,362,537
Derivatives
Liabilities (a)
Call Options Written	$(12,216,820)	$—	$—	$(12,216,820)
Put Options Written	(8,144,870)	—	—	(8,144,870)
Total Liabilities	$(20,361,690)	$—	$—	$(20,361,690)

Warrington
Assets (a)	Level 1	Level 2	Level 3	Other	Total
Put Options Purchased	$61,975	$—	$—	$—	$61,975
Private Investment Fund (1)	—	—	—	15,744,323	15,744,323
Short-Term Investments	99,070,654	24,997,584	—	—	124,068,238
Total Assets	$99,132,629	$24,997,584	$—	$15,744,323	$139,874,536

Derivatives
Assets
Futures Contracts (b)	$1,653,493	$—	$—	$—	$1,653,493
Liabilities
Futures Contracts (b)	$(1,723,575)	$—	$—	$—	$(1,723,575)
Put Options Written (a)	(77,050)	—	—	—	(77,050)
Total Derivatives	$(147,132)	$—	$—	$—	$(147,132)

1) Management has adopted ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) — a consensus of the Emerging Issues Task Force, issued on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Systematic Alpha
Assets (a)	Level 1	Level 2	Level 3	Total
Open Ended Funds	$2,343,400	$—	$—	$2,343,400
Short-Term Investments	555,572	—	—	555,572
Total Assets	$2,898,972	$—	$—	$2,898,972
Derivative
Liabilities
Total Return Swaps (b)	$—	$(203,963)	$—	$(203,963)
Total Derivatives	$—	$(203,963)	$—	$(203,963)

Teza
Assets (a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,370,857	$—	$—	$3,370,857
Short-Term Investments	951,945	—	—	951,945
United States Government Securities	—	399,991	—	399,991
Total Assets	$4,322,802	$399,991	$—	$4,722,793
Derivatives
Assets
Futures Contracts (b)	$129,164	$—	$—	$129,164
Liabilities
Futures Contracts (b)	$(39,830)	$—	$—	$(39,830)
Total Derivatives	$89,334	$—	$—	$89,334

Multi Strategy
Assets (a)	Level 1	Level 2	Level 3	Total
Common Stock	$359,175	$—	$—	$359,175
Exchange Traded Funds	467,667	—	—	467,667
Open Ended Fund	142,653	—	—	142,653
Short-Term Investments	1,394,335	—	—	1,394,335
Total Assets	$2,363,830	$—	$—	$2,363,830
Derivatives
Assets
Futures Contracts (b)	$14,929	$—	$—	$14,929
Liabilities
Futures Contracts (b)	$(8,521)	$—	$—	$(8,521)
Total Derivatives	$6,408	$—	$—	$6,408

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Exceed Defined Risk
Assets (a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,172,944	$—	$—	$3,172,944
Corporate Bonds	—	5,309,266	—	5,309,266
United States Government Security	—	500,998	—	500,998
Call Options Purchased	164,622	129,569	—	294,191
Short-Term Investments	4,028	—	—	4,028
Total Assets	$3,341,594	$5,939,833	$—	$9,281,427
Derivatives
Liabilities (a)
Call Options Written	$(34,420)	$(42,372)	$—	$(76,792)
Put Options Written	(586,789)	—	—	(586,789)
Total Derivatives	$(621,209)	$(42,372)	$—	$(663,581)
Millburn Hedge Strategy
Assets (a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,494,742,735	$—	$—	$1,494,742,735
United States Government Securities	—	984,775,028	—	984,775,028
Total Assets	$1,494,742,735	$984,775,028	$—	$2,479,517,763
Derivatives
Assets
Futures Contracts (b)	$37,085,526	$—	$—	$37,085,526
Forward Contracts (b)	—	44,871,370	—	44,871,370
Liabilities
Futures Contracts (b)	$(3,439,210)	$—	$—	$(3,439,210)
Forward Contracts (b)	—	(52,951,404)	—	(52,951,404)
Total Derivatives	$33,646,316	$(8,080,034)	$—	$25,566,282

Exceed Defined Shield
Assets (a)	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,611,237	$—	$—	$16,611,237
Corporate Bonds	—	33,259,621	—	33,259,621
Call Options Purchased	2,644,190	557,351	—	3,201,541
Put Options Purchased	1,716,276	1,274,768	—	2,991,044
Total Assets	$20,971,703	$35,091,740	$—	$56,063,443
Derivatives
Liabilities (a)
Call Options Written	$(307,031)	$(402,295)	$—	$(709,326)
Put Options Written	(2,490,443)	(1,875,857)	—	(4,366,300)
Total Liabilities	$(2,797,474)	$(2,278,152)	$—	$(5,075,626)

The Funds did not hold any Level 3 securities during the period.

(a)	Refer to the Portfolio of Investments for security details.

(b)	Amounts shown for swaps, futures and forwards are unrealized appreciation/depreciation.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Options – The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Certain Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options). For the year ended June 30, 2020, Hedged Commodity, Warrington, Exceed Defined Risk and Exceed Defined Shield invested in options.

Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized gains and losses. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, a Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Swap Agreements – Systematic Alpha has entered into various swap transactions for investment purposes. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

Consolidation of Subsidiaries – CHCSF Fund Limited (Hedged Commodity-CFC), CSACS Fund Limited (Systematic – CFC), CAMFMSF Fund Limited (Multi Strategy-CFC), CMHSF Fund Limited (Millburn-CFC) and CTAAIF Fund Limited (Teza – CFC) the (“CFCs”) The Consolidated Portfolios of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and the Consolidated Financial Highlights of the Funds include the accounts of Hedged Commodity, Systematic Alpha, Multi Strategy, Millburn Hedge Strategy and Teza, which include the accounts of Hedged Commodity-CFC, Systematic-CFC, Multi Strategy-CFC, Millburn-CFC respectively and Teza CFC, which all are wholly-owned and controlled foreign subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

The Funds may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to affect certain investments consistent with the Funds’ investment objectives and policies.

A summary of each Fund’s investment in its respective CFC is as follows:

	Inception Date of CFC	CFC Net Assets as of June 30, 2020	% of Net Assets as of June 30, 2020
Hedged Commodity – CFC	6/25/2015	$ 6,346,368	14.92%
Systematic – CFC	12/19/2017	517,344	17.70%
Teza – CFC	1/2/2020	131,206	1.86%
Multi Strategy – CFC	6/25/2015	636,263	20.60%
Millburn – CFC	11/2/2015	149,738,727	4.80%

For tax purposes, the CFCs are exempted Cayman investment companies. The CFCs have received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the CFCs are a controlled foreign corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned controlled foreign corporation, the CFCs net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Derivatives Risk – The use of derivative instruments, such as forwards, futures and options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The following derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2020, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Hedged Commodity
	Call options purchased	Commodity	Investments in securities, at value	$14,132,610
	Put options purchased	Commodity	Investments in securities, at value	8,896,790
	Call options written	Commodity	Options written, at value	(12,216,820)
	Put options written	Commodity	Options written, at value	(8,144,870)
			Totals	$2,667,710
Warrington
	Put options purchased	Equity	Investments in securities, at value	$61,975
	Put options written	Equity	Options written, at value	(77,050)
	Futures	Equity	Futures unrealized appreciation	1,653,493
		Equity	Futures unrealized depreciation	(1,723,575)
			Totals	$(85,157)

Systematic Alpha
	Swap Contracts	Commodity	Unrealized depreciation on swaps	$(203,963)
			Totals	$(203,963)
Teza
	Futures	Equity	Futures unrealized appreciation	$46,498
		Commodity	Futures unrealized appreciation	5,528
		Interest	Futures unrealized appreciation	77,138
			Totals	$129,164

	Futures	Equity	Futures unrealized depreciation	$(11,635)
		Commodity	Futures unrealized depreciation	(26,332)
		Interest	Futures unrealized depreciation	(1,863)
			Totals	$(39,830)

Multi Strategy
	Futures	Commodity	Futures unrealized appreciation	$7,161
		Interest Rate	Futures unrealized appreciation	7,768
			Total	$14,929

	Futures	Equity	Futures unrealized depreciation	$(7,875)
		Interest Rate	Futures unrealized depreciation	(646)
			Total	$(8,521)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

			Location of derivatives on	Fair value of asset/liability
Fund	Derivative	Risk Type	Statements of Assets and Liabilities	derivatives
Exceed Defined Risk
	Call options purchased	Equity	Investments in securities, at value	$294,191
	Call options written	Equity	Options written, at value	(76,792)
	Put options written	Equity	Options written, at value	(586,789)
			Totals	$(369,390)

Millburn Hedge Strategy
	Futures Contracts	Commodity	Futures unrealized appreciation	$2,342,989
	Futures Contracts	Equity	Futures unrealized appreciation	12,281,770
	Futures Contracts	Interest Rate	Futures unrealized appreciation	22,460,767
			Totals	$37,085,526

	Futures Contracts	Commodity	Futures unrealized depreciation	$(2,895,584)
	Futures Contracts	Equity	Futures unrealized depreciation	(435,954)
	Futures Contracts	Interest Rate	Futures unrealized depreciation	(107,672)
			Totals	$(3,439,210)

	Forward Currency Contract	Currency	Unrealized appreciation on forward currency exchange contracts	$44,871,370

	Forward Currency Contract	Currency	Unrealized depreciation on forward currency exchange contracts	(52,951,404)
			Totals	$(8,080,034)

Exceed Defined Shield
	Call options purchased	Equity	Investments in securities, at value	$3,201,541
	Put options purchased	Equity	Investments in securities, at value	2,991,044
	Call options written	Equity	Options written, at value	(709,326)
	Put options written	Equity	Options written, at value	(4,366,300)
			Totals	$1,116,959

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations for the year/period ended June 30, 2020, were as follows:

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
	Hedged Commodity
	Options purchased	Commodity	Net realized loss from options purchased	$(51,743,834)
	Options written	Commodity	Net realized gain from options written	54,779,021
	Futures	Commodity	Net realized loss on futures	(2,113,324)
	Options purchased	Commodity	Net change in unrealized appreciation on options purchased	3,919,344
	Options written	Commodity	Net change in unrealized depreciation on options written	(5,083,823)
			Totals	$(242,616)
	Warrington
	Options purchased	Equity	Net realized loss from options purchased	$(135,567,331)
	Options written	Equity	Net realized gain from options written	134,761,973
	Futures	Equity	Net realized loss from futures	(11,730,906)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(3,743,400)
	Options written	Equity	Net change in unrealized appreciation on options written	2,348,325
	Futures	Equity	Net change in unrealized depreciation on futures	(70,082)
			Totals	$(14,001,421)

	Systematic Alpha
	Swap Contracts	Commodity	Net realized gain from swaps	$486,841
	Swap Contracts	Commodity	Net change in unrealized depreciation on swaps	(391,521)
			Totals	$95,320

	Teza (a)
	Futures	Equity	Net realized loss from futures	$(1,217,827)
		Commodity	Net realized loss from futures	(62,855)
		Interest	Net realized gain from futures	669,929
		Equity	Net change in unrealized appreciation on futures	34,863
		Commodity	Net change in unrealized depreciation on futures	(20,804)
		Interest	Net change in unrealized appreciation on futures	75,275
			Totals	$(521,419)
	Multi Strategy
	Futures	Equity	Net realized gain from futures	$253,607
		Commodity	Net realized loss from futures	(58,807)
		Currency	Net realized gain from futures	7,989
		Interest Rate	Net realized gain from futures	127,243
	Futures	Equity	Net change in unrealized appreciation on futures	(7,875)
		Commodity	Net change in unrealized depreciation on futures	(4,299)
		Interest Rate	Net change in unrealized depreciation on futures	(17,905)
			Totals	$299,953
	Exceed Defined Risk
	Options purchased	Equity	Net realized gain from options purchased	$925,704
	Options written	Equity	Net realized loss from options written	(965,833)
	Options purchased	Equity	Net change in unrealized depreciation on options purchased	(372,192)
	Options written	Equity	Net change in unrealized depreciation on options written	(20,202)
			Totals	$(432,523)
	Millburn Hedge Strategy
	Futures	Commodity	Net realized loss from futures	$123,223,738
		Equity	Net realized gain from futures	(482,618,776)
		Interest Rate	Net realized loss from futures	(48,540,324)
	Forward Contracts	Currency	Net realized loss on forward contracts	(7,827,492)
	Futures	Commodity	Net change in unrealized depreciation on futures	(6,386,671)
		Equity	Net change in unrealized appreciation on futures	2,176,635
		Interest Rate	Net change in unrealized appreciation on futures	19,462,329
	Forward Contracts	Currency	Net change in unrealized appreciation on forward contracts	8,558,732
			Totals	$(391,951,829)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

				Realized and unrealized
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	gain (loss) on derivatives
Exceed Defined Shield
	Options purchased	Equity	Net realized loss from options purchased	$(602,603)
	Options written	Equity	Net realized gain from options written	529,642
	Options purchased	Equity	Net change in unrealized appreciation on options purchased	814,122
	Options written	Equity	Net change in unrealized depreciation on options written	(1,029,212)
			Totals	$(288,051)

(a)	Fund commenced operations on December 31, 2019.

The notional value of derivative instruments outstanding as of June 30, 2020, as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The following table presents the Funds’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of June 30, 2020:

						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
						Financial		Cash
		Gross Amounts of	Derivatives available for			Instruments		Collateral
Hedged Commodity	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities		Pledged		Pledged	Net Amount
Description of Liability:
Options Written Contracts	Wedbush	$(20,361,690)	$—	$(20,361,690	) (1)	—		$—	$(20,361,690)
Total		$(20,361,690)	$—	$(20,361,690)		—		$—	$(20,361,690)

						Financial		Cash
		Gross Amounts of	Derivatives available for			Instruments		Collateral
Warrington	Counterparty	Recognized Assets	Offset	Net Amounts of Assets		Pledged		Received	Net Amount
Description of Asset:
Futures Contracts	Wedbush	$1,653,493	$(1,653,493)	$—		$—		$—	$—
Total		$1,653,493	$(1,653,493)	$—		$—		$—	$—

						Financial		Cash
		Gross Amounts of	Derivatives available for			Instruments		Collateral
Description of Liability:	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities		Pledged		Received	Net Amount
Options Written Contracts	Wedbush	$(77,050)	$—	$(77,050	) (1)	$77,050	(2)	$—	$—
Futures Contracts	Wedbush	$(1,723,575)	$1,653,493	$(70,082	) (1)	$70,082	(2)	$—	$—
Total		$(1,800,625)	$1,653,493	$(147,132)		$147,132		$—	$—

Systematic Alpha
						Financial		Cash
		Gross Amounts of	Derivatives available for			Instruments		Collateral
Description of Liability:	Counterparty	Recognized Liabilities	Offset	Net Amounts of Liabilities		Pledged		Pledged	Net Amount
Total Return Swaps	BNP Paribas	$(203,963)	$—	$(203,963	) (1)	$—		$—	$(203,963)
Total		$(203,963)	$—	$(203,963)		$—		$—	$(203,963)

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

						Gross Amounts Not Offset in the
						Statement of Assets & Liabilities
						Financial
		Gross Amounts of	Derivatives available			Instruments		Cash Collateral
Teza	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets		Pledged		Received		Net Amount
Description of Asset:
Futures Contracts	INTL FCStone	$129,164	$(39,830)	$89,334	(1)	$—		$—		$89,334
Total		$129,164	$(39,830)	$89,334		$—		$—		$89,334

		Gross Amounts of				Financial
		Recognized	Derivatives available			Instruments		Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities		Pledged		Pledged		Net Amount
Futures Contracts	INTL FCStone	$(39,830)	$39,830	$—		$—		$—		$—
Total		$(39,830)	$39,830	$—		$—		$—		$—

Multi Strategy
						Financial
		Gross Amounts of	Derivatives available			Instruments		Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets		Pledged		Received		Net Amount
Futures Contracts	RJ O’Brien	$14,929	$(8,521)	$6,408	(1)	$—		$—		$6,408
Total		$14,929	$(8,521)	$6,408		$—		$—		$6,408

		Gross Amounts of				Financial
		Recognized	Derivatives available			Instruments		Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities		Pledged		Pledged		Net Amount
Futures Contracts	RJ O’Brien	$(8,521)	$8,521	$—		$—		$—		$—
Total		$(8,521)	$8,521	$—		$—		$—		$—

Exceed Defined Risk
		Gross Amounts of				Financial
		Recognized	Derivatives available			Instruments		Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities		Pledged		Pledged		Net Amount
Options Written	Interactive Brokers	$(663,581)	$—	$(663,581	) (1)	$663,581	(2)	$—		$—
Total		$(663,581)	$—	$(663,581)		$663,581		$—		$—

Millburn Hedge Strategy
						Financial
		Gross Amounts of	Derivatives available			Instruments		Cash Collateral
Description of Asset:	Counterparty	Recognized Assets	for Offset	Net Amounts of Assets		Pledged		Received		Net Amount
Futures Contracts	Bank of America Merill Lynch	$9,612,260	$(1,795,292)	$7,816,968		$—		$—		$7,816,968
Futures Contracts	Deutsche Bank	26,922,666	(713,411)	26,209,255		—		—		26,209,255
Futures Contracts	Societe Generale	550,600	(550,600)	—		—		—		—
Forward Contracts	Bank of America Merill Lynch	39,537,177	(39,537,177)	—		—		—		—
Forward Contracts	Deutsche Bank	5,334,193	(4,421,900)	912,293		—		—		912,293
Total		$81,956,896	$(47,018,380)	$34,938,516		$—		$—		$34,938,516

		Gross Amounts of				Financial
		Recognized	Derivatives available			Instruments		Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities		Pledged		Pledged		Net Amount
Futures Contracts	Bank of America Merill Lynch	$(1,795,292)	$1,795,292	$—		$—		$—		$—
Futures Contracts	Deutsche Bank	(713,411)	713,411	—		—		—		—
Futures Contracts	Societe Generale	(930,507)	550,600	(379,907)		—		379,907	(2)	—
Forward Contracts	Bank of America Merill Lynch	(48,529,504)	39,537,177	(8,992,327)		—		—		(8,992,327)
Forward Contracts	Deutsche Bank	(4,421,900)	4,421,900	—		—		—		—
Total		$(56,390,614)	$47,018,380	$(9,372,234)		$—		$379,907		$(8,992,327)

Exceed Defined Shield
		Gross Amounts of				Financial
		Recognized	Derivatives available			Instruments		Cash Collateral
Description of Liability:	Counterparty	Liabilities	for Offset	Net Amounts of Liabilities		Pledged		Pledged		Net Amount
Options Written	Interactive Brokers	$(5,075,626)	$—	$(5,075,626	) (1)	$5,075,626	(2)	$—		$—
Total		$(5,075,626)	$—	$(5,075,626)		$5,075,626		$—		$—

(1)	Value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

b)	Deposits with Broker for futures and options

Fund	Broker	Deposit with Broker
Warrington	HSBC	$50,494
	Rosenthal Collins Group	25,000
	Wedbush	4,451,033
Teza	INTL FCStone	807,607
Multi Strategy	RJ O’Brien	175,587
Exceed Defined Risk	Interactive Brokers	173,146
Millburn	Bank of America Merill Lynch	67,608,425
	Deutsche Bank	99,428,031
	Societe Generale	10,135,339
Exceed Defined Shield	Interactive Brokers	87,051

c)        Investment Companies – Exceed Defined Risk, Millburn Hedge Strategy and Exceed Defined Shield concentrate their investments in exchange traded funds (“ETFs”) and, therefore, are more susceptible to ETF risk. Some Funds may invest in other investment companies, including closed-end funds and ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Underlying funds in which the Funds invest are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in the underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the underlying funds is subject to its own specific risks, but the adviser and/or sub-adviser expect the principal investments risks of such underlying funds will be similar to the risks of investing in the Funds.

d)        Federal Income Tax – The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2020, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2020, the Funds did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended 2017-2019 for the Funds) or expected to be taken in 2020 and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

e)        Security Transactions and Investment Income – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method except certain callable debt securities that are held at premium and will be amortized to the earliest call date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Funds record these distributions as investment income and subsequently adjusts these distributions within the components of net assets based upon their tax treatment when the information becomes available.

f)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

g)        Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Hedged Commodity	Annually	Annually
Warrington	Annually	Annually
Systematic Alpha	Annually	Annually
Teza (a)	Monthly	Annually
Multi Strategy	Annually	Annually
Exceed Defined Risk	Annually	Annually
Millburn Hedge Strategy	Annually	Annually
Exceed Defined Shield	Annually	Annually

(a)	Fund commenced operations on December 31, 2019.

h)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

i)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

j)        Redemption Fees and Sales Charges (loads) – A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A shares for certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2020, there were CDSC fees of $9,419 paid by shareholders of Warrington, to the Manager. There were no CDSC fees paid by the shareholders of Hedged Commodity, Systematic Alpha, Teza, Multi Strategy, Exceed Defined Risk, Millburn Hedge Strategy and Exceed Defined Shield.

k)        Forward Exchange Contracts – Millburn Hedge Strategy has entered into a foreign exchange contract agreement with Bank of America Merrill Lynch and Deutsche Bank as a part of its investment strategy. When executing forward contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of the underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at fiscal period end, resulting from changes in exchange rates.

l)       Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

m)     Distributions from REITS – Distribution from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available.

(2)	INVESTMENT TRANSACTIONS

For the year/period ended June 30, 2020, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales Proceeds
	(excluding U.S.	(excluding U.S.	Purchases of	Proceeds of
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Hedged Commodity	$—	$—	$—	$5,000,000
Warrington	—	29,982,615	—	—
Systematic Alpha	2,035,647	1,728,785	—	—
Teza (a)	3,252,506	—	—	—
Multi Strategy	4,131,813	2,627,379	—	—
Exceed Defined Risk	14,359,985	14,330,550	—	500,000
Millburn Hedge Strategy	1,170,613,773	1,777,394,974	—	—
Exceed Defined Shield	68,106,464	44,917,530	611,754	1,819,278

(a)	Fund commenced operations on December 31, 2019.

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Manager, not the Funds.

The Manager and the Trust, with respect to the Funds have entered into Expense Limitation Agreements (the “limitation”) under which the Manager has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; and extraordinary expenses) do not exceed the limitation shown in the table below, and is based on the Funds’ average daily net assets. The Manager shall be entitled to reimbursement by a Fund for such waived fess or reimbursed expenses provided that said reimbursement doesn’t cause the Fund’s expenses to exceed the limitation. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date of the waiver and/or reimbursement of the particular expense was incurred, if the Fund is able to make the repayment without exceeding the limitation in effect at that time of the waiver.

For the year/period ended June 30, 2020, the Manager waived management fees and reimbursed expenses. The Manager may recapture a portion of the waived and/or reimbursed amounts. The Manager may seek reimbursement only for fees waived or expenses reimbursed by a Fund within the three years following the date the waiver and/or reimbursement was incurred, no later than the dates as stated below:

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

						Management
						Fees Waived/
	Management	Expense Limitation				Expenses
Fund	Agreement	Cl A	Cl C	CL I	Expires	Reimbursed
Hedged Commodity	1.75%	2.27%	3.02%	2.02%	10/31/2020	$92,999
Warrington	1.75%	N/A	N/A	N/A	N/A	—
Systematic Alpha	1.50%	2.02%	2.77%	1.77%	10/31/2020	95,528
Teza (a)	1.90%	2.24%	2.99%	1.99%	10/31/2021	68,243
Multi Strategy	1.75%	2.27%	3.02%	2.02%	10/31/2020	112,040
Exceed Defined Risk	1.25%	1.53%	2.28%	1.28%	10/31/2020	137,883
Millburn Hedge Strategy	1.75%	N/A	N/A	N/A	N/A	—
Exceed Defined Shield	1.25%	1.48%	2.23%	1.23%	10/31/2020	209,222

	Expires		Recapture Expires
	November 30,		June 30,
Fund	2020		2021	2022	2023
Hedged Commodity	$—		$86,783	$79,789	$92,999
Warrington	—		—	—	—
Systematic Alpha	—		86,819	90,670	95,528
Teza (a)	—		—	—	68,243
Multi Strategy	—		79,234	105,770	112,040
Exceed Defined Risk	—		123,935	139,626	137,883
Millburn Hedge Strategy	—		393,457	500,984	—
Exceed Defined Shield	30,888	(b)	120,111	220,559	209,222

(a)	Fund commenced operations on December 31, 2019.

(b)	Recapture is available as of November 30, 2020 because the Fund changed its fiscal year end.

A Trustee and Officer of the Trust is also the controlling member of MFund Services LLC and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to rule 12b-1 under the 1940 Act. Each class of shares, excluding Class I shares, allows the Funds to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares. Catalyst Mutual Funds Distributors, LLC, acts as a wholesale marketing and distribution agent for the Funds. As compensation for these services, Catalyst Mutual Funds Distributors is entitled to reimbursement, through the Funds’ Rule 12b-1 Plan, of expenses attributable to sales of Fund shares including marketing materials, broker commission financing costs, and wholesaling fees.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), MFund provides the Funds with various management and administrative services (“Management Services Agreement”). For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee which scales downward based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement.

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund at June 30, 2020 for management and chief compliance officer services are listed in the Statements of Assets and Liabilities under “Compliance officer fees payable” and the amounts accrued for the year are shown in the Statements of Operations under “Management services fees payable” and “Compliance officer fees.”

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC ( “GFS”) – an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Officers of the Trust are also employees of GFS, are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of the Distributor and GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including the Distributor, Northern Lights Compliance Services, LLC and Blu Giant, LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

For the year/period ended June 30, 2020, the 12b-1 expenses incurred by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Hedged Commodity	$20,998	$72,414
Warrington	127,461	452,381
Systematic Alpha	428	2,254
Teza (a)	141	5
Multi Strategy	198	1,293
Exceed Defined Risk	5,663	13,561
Millburn Hedge Strategy	1,018,599	3,944,773
Exceed Defined Shield	42,781	21,905

(a)	Fund commenced operations on December 31, 2019.

(4)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Hedged Commodity	$39,835,951	$45,312	$—	$45,312
Warrington	140,297,135	1,338,637	(1,838,286)	(499,649)
Systematic Alpha	2,949,820	—	(254,811)	(254,811)
Teza	4,604,321	163,552	(1,863)	161,689
Multi Strategy	2,500,524	102,652	(240,100)	(137,448)
Exceed Defined Risk	8,601,800	463,356	(447,310)	16,046
Millburn Hedge Strategy	2,353,557,351	196,144,249	(40,839,077)	155,305,172
Exceed Defined Shield	50,291,158	2,289,500	(1,592,841)	696,659

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following periods was as follows:

For year/period ended	Ordinary	Long-Term	Return of
6/30/2020	Income	Capital Gains	Capital	Total
Hedged Commodity	$—	$—	$—	—
Warrington	—	—	—	—
Systematic Alpha	43,200	—	—	43,200
Teza (a)	—	—	—	—
Multi Strategy	150,241	—	28,684	178,925
Exceed Defined Risk	902,147	—	—	902,147
Millburn Hedge Strategy	261,149,084	—	—	261,149,084
Exceed Defined Shield	2,024,714	—	—	2,024,714

(a)	Fund commenced operations on December 31, 2019

For year ended	Ordinary	Long-Term	Return of
6/30/2019	Income	Capital Gains	Capital	Total
Hedged Commodity	$334,320	$—	$—	$334,320
Warrington	—	—	—	—
Systematic Alpha	33,792	—	—	33,792
Multi Strategy	—	—	—	—
Exceed Defined Risk	59,987	—	—	59,987
Millburn Hedge Strategy	129,588,891	—	—	129,588,891
Exceed Defined Shield	2,445,399	3,113	—	2,448,512

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Hedged Commodity	$—	$—	(364,381)	$(226,055)	$—	$45,312	$(545,124)
Warrington	—	—	(15,560,007)	(1,001,600,686)	—	(499,649)	(1,017,660,342)
Systematic Alpha	516,206	—	—	(197,065)	—	(254,811)	64,330
Teza	447,298	—	—	(970,080)	—	161,048	(361,734)
Multi Strategy	—	—	(68,206)	(125,016)	—	(137,658)	(330,880)
Exceed Defined Risk	39,770	768	(280,877)	—	(341,744)	16,046	(566,037)
Millburn Hedge Strategy	107,639,644	—	(710,504,467)	(147,831,301)	—	146,363,497	(604,332,627)
Exceed Defined Shield	446,103	6,623	—	—	(1,750,904)	696,659	(601,519)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on non-equity options and future contracts and forward foreign currency contracts and tax adjustments for partnerships. The unrealized appreciation (depreciation) in the table above may include unrealized foreign currency gains (losses).

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Hedged Commodity	$325,899
Warrington	846,447
Systematic Alpha	—
Teza	—
Multi Strategy	12,288
Exceed Defined Risk	—
Millburn Hedge Strategy	—
Exceed Defined Shield	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Hedged Commodity	$38,482
Warrington	14,713,560
Systematic Alpha	—
Teza	—
Multi Strategy	55,918
Exceed Defined Risk	280,877
Millburn Hedge Strategy	710,504,467
Exceed Defined Shield	—

At June 30, 2020, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains as well as capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	CLCF Utilized	Total
Hedged Commodity	$12,141	$213,914	$—	$226,055
Warrington	398,615,200	602,985,486	—	1,001,600,686
Systematic Alpha	131,519	65,546	—	197,065
Teza	791,938	178,142	970,080
Multi Strategy	62,343	62,673	—	125,016
Exceed Defined Risk	—	—	—	—
Millburn Hedge Strategy	83,289,545	64,541,756	—	147,831,301
Exceed Defined Shield	—	—	—	—

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, non-deductible expenses, the reclassification of Fund distributions, and accumulated losses from the Funds’ wholly owned subsidiaries, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2020 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Losses)
Hedged Commodity	$(212,737)	$212,737
Warrington	(3,853,682)	3,853,682
Systematic Alpha	(94)	94
Teza	(95,991)	95,991
Multi Strategy	(161,028)	161,028
Exceed Defined Risk	—	—
Millburn Hedge Strategy	(40,020,619)	40,020,619
Exceed Defined Shield	—	—

(6)	LINE OF CREDIT

Currently, the Funds each have a $20,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the year/period ended June 30, 2020, Hedged Commodity, Warrington, Teza, and Millburn Hedged Strategy did not access the line of credit. The Funds accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Interest	Average	Borrowings
	Outstanding	Expense (1)	Interest Rate	6/30/2020
Hedged Commodity	$—	$—	—	$—
Warrington	—	—	—	—
Systematic Alpha	137,000	54	4.75%	—
Teza	—	—	—	—
Multi Strategy	298,000	114	4.58%	—
Exceed Defined Risk	651,065	720	3.61%	—
Millburn Hedge Strategy	—	—	—	—
Exceed Defined Shield	768,349	1,635	3.62%	—

(1)	Includes only Interest Expense for the fiscal year ended June 30, 2020 and may not tie back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

(7)	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The performance of Systematic Alpha will be directly affected by the performance of the Catalyst Enhanced Income Strategy Fund - Institutional Class and Rational Special Situations Income Fund - Institutional Class. The financial statements of the Catalyst Enhanced Income Strategy Fund - Institutional Class and Rational Special Situations Income Fund - Institutional Class, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2020, the percentage of Systematic Alpha’s net assets invested in Catalyst Enhanced Income Strategy Fund - Institutional Class was 34.4% and in Rational Special Situations Income Fund - Institutional Class was 45.8%.

The performance of Hedged Commodity, Warrington and Multi Strategy will be directly affected by the performance of the First American Government Obligations Portfolio - Institutional Class. The financial statements of the First American Government Obligations Portfolio -

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

Institutional Class, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of June 30, 2020, the percentage of Hedged Commodity, Warrington and Multi Strategy’s net assets invested in First American Government Obligations Portfolio - Institutional Class were 59.3%, 68.7% and 45.2%, respectively.

(8)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Hedged	Systematic		Multi	Exceed	Exceed
Owner	Commodity	Alpha	Teza	Strategy	Defined Risk	Defined Shield
TD Ameritrade (1)					60%	59%
NFS LLC (1)	34%
Jerry Szilagyi		40%
Pershing LLC (1)		28%
Millenium Trust Co. LLC				26%
NFE LLC (1)			55%

(1)	These owners are comprised of multiple investors and accounts.

(9)	INVESTMENTS IN AFFILIATED COMPANIES

Affiliated companies are mutual funds which are advised by CCA, AlphaCentric Advisors, LLC or Rational Advisors, Inc or where the Fund has ownership of at least 5% of the underlying positions. Companies which are affiliates of the Funds’ at June 30, 2020, are noted in the Funds’ Portfolios of Investments. Transactions during the year ended June 30, 2020, with companies which are affiliates are as follows:

		Value				Dividend	Change in
		Beginning		Sales	Realized	Interest	Unrealized
Fund	Affiliated Holding	of Year	Purchases	Proceeds	Gain/(Loss)	Income	Gain/(Loss)	Fair Value
Warrington
	Prime Meridian Income QP Fund, LP *	$45,143,586	$—	$(29,982,615)	$1,973,325	$—	$(1,389,973)	$15,744,323
		$45,143,586	$—	$(29,982,615)	$1,973,325	$—	$(1,389,973)	$15,744,323

*	No shares are issued.

		Shares			Balance		Dividend	Change in
		Beginning			June 30,	Realized	Interest	Unrealized
Fund	Affiliated Holding	of Year	Purchases	Sales	2020	Gain/Loss	Income	Gain/(Loss)	Fair Value
Systematic Alpha
	Catalyst Enhanced Income Strategy Fund, Cl. I	$107,474	$40,203	$(57,187)	$90,490	$9,083	$53,452	$(10,522)	$1,005,347
	Catalyst/CIFC Floating Rate Income Fund, Cl. I	91,241	834	(92,075)	—	794	7,592	—	—
	Rational Special Situations Income Fund, Inst Class	—	78,426	(9,737)	68,689	7,343	47,916	(42,240)	1,338,053
		$198,715	$119,463	$(158,999)	$159,179	$17,220	$108,960	$(52,762)	$2,343,400

Multi Strategy
	AlphaCentric Income Opportunities Fund, Cl. I	$—	$44,042	$(39,061)	$4,981	$(126,837)	$11,597	$5,315	$48,515
	Catalyst Enhanced Income Strategy Fund, Cl. I	—	4,242	—	4,242	—	530	2,124	47,124
	Rational Special Situations Income Fund, Inst Class	—	2,413	—	2,413	—	439	1,414	47,014
		$—	$50,697	$(39,061)	$11,636	$(126,837)	$12,566	$8,853	$142,653

CATALYST FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2020	ANNUAL REPORT

(10)	LITIGATION

On August 2, 2017, plaintiff Kalvin Chum filed a derivative action in the Court of Common Pleas, Franklin County, Ohio Civil Division, against CCA, the Trustees, the Distributor and GFS, as well as the Trust as a nominal defendant. The plaintiff alleges that the prospectus, shareholder reports and other marketing materials for the Catalyst Hedged Futures Strategy Fund contained false and misleading statements as to, and descriptions of, the nature and extent of the risks related to the Fund’s strategy and performance history. The plaintiff claims that this resulted in shareholders not being able to fully appreciate the risks of an investment in the Fund. The plaintiff further alleges that CCA failed to properly manage the risk of the Fund’s portfolio and that the Trustees failed to meet their fiduciary obligations to the Fund and its shareholders. The complaint seeks (i) declaration of a derivative action; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) return of all management and advisory fees, and other expenses paid by the Fund during the period covered by the complaint. Claims against the Distributor and GFS were voluntarily dismissed without prejudice on October 12, 2017. On October 16, 2017, the remaining defendants filed a motion to dismiss the complaint in its entirety or to stay the proceeding in favor of the previously filed action in the Eastern District of New York (see above). That motion has been fully briefed and is sub judice. Defendants believe the claims are without merit and intend to vigorously defend their interests.

On January 27, 2020, CCA and its chief executive officer (collectively, “Catalyst”) reached a settlement with the SEC to resolve allegations in connection with its investigation of risk disclosures related to Catalyst Hedged Futures Strategy Fund (the “Fund”) and Catalyst’s management of the Fund.

Under the terms of the SEC’s cease-and-desist order (“SEC Order”), pursuant to which Catalyst neither admitted nor denied any of the allegations contained therein, CCA agreed to pay a total of $8,908,481 as a rebate of advisory fees and prejudgment interest plus $1.3 million in civil monetary penalties, and its chief executive officer agreed to pay $300,000 in civil monetary penalties.

Pursuant to the terms of the SEC Order, an account was established for the pro-rata distribution of the $10,508,481 in disgorgement of advisory fees, prejudgment interest and civil monetary penalties to the Fund’s shareholders between December 1, 2016 and February 28, 2017 based on each shareholder’s pro rata advisory fees paid during the period. The calculation of these disbursements and the amount paid to each affected shareholder will be submitted to, reviewed and approved by the SEC staff in accordance with the SEC Order.

The foregoing is a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available at https://www.sec.gov/litigation/admin/2020/ia-5436.pdf.

The pro-rata distribution of $10,508,481 is shown in the Funds Statement of Assets and Liabilities as an offsetting Asset and Liability. The amount is held in cash in a segregated account and the Advisor does not use this balance for trading activities, nor receives additional management fees.

(11)	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements and had no material impact.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Catalyst Hedged Commodity Strategy Fund, Catalyst/Warrington Strategic Program Fund, Catalyst Systematic Alpha Fund, Catalyst Multi-Strategy Fund, Catalyst/Exceed Defined Risk Fund, Catalyst/Millburn Hedge Strategy Fund, Catalyst/Exceed Defined Shield Fund, Catalyst/Teza Algorithmic Allocation Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Catalyst Hedged Commodity Strategy Fund (consolidated), Catalyst/Warrington Strategic Program Fund (formerly known as Catalyst Hedged Futures Strategy Fund), Catalyst Systematic Alpha Fund (consolidated), Catalyst Multi-Strategy Fund (consolidated), C atalyst/Exceed Defined Risk Fund, Catalyst/Millburn Hedge Strategy Fund (consolidated), an d Catalyst/Exceed Defined Shield Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust (the “Funds”), including the portfolios of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights Presented
Catalyst Hedged Commodity Strategy Fund	For each of the years in the four-year period ended June 30, 2020 and for the period from September 30, 2015 (commencement of operations) through June 30, 2016
Catalyst/Warrington Strategic Program Fund	For each of the years in the five-year period ended June 30, 2020
Catalyst Systematic Alpha Fund	For each of the years in the five-year period ended June 30, 2020
Catalyst Multi-Strategy Fund	For each of the years in the four-year period ended June 30, 2020 and for the period from August 13, 2015 (commencement of operations) through June 30, 2016
Catalyst/Exceed Defined Risk Fund	For each of the years in the five-year period ended June 30, 2020

Catalyst/Millburn Hedge Strategy Fund	For each of the years in the four-year period ended June 30, 2020 and for the period from December 28, 2015 (commencement of operations) through June 30, 2016
Catalyst/Exceed Defined Shield Fund

For Class A and Class I: each of the years in the two-year period ended June 30, 2020, the period from December 1, 2017 through June 30, 2018, each of the years in the two-year period ended November 30, 2017 and the period from April 14, 2015 (commencement of operations) through November 30, 2015

For Class C: each of the years in the two-year period ended June 30, 2020, the period from December 1, 2017 through June 30, 2018 and the period from September 5, 2017 (commencement of operations) through November 30, 2017

We have also audited the consolidated statement of assets and liabilities of Catalyst/Teza Algorithmic Allocation Income Fund (the “Fund”), a series of shares of beneficial interest in the Funds, including the consolidated portfolio of investments, as of June 30, 2020, and the related consolidated statements of operations, changes in net assets and the financial highlights for the period from December 31, 2019 (commencement of operations) through June 30, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations, changes in its net assets and its financial highlights for the period from December 31, 2019 through June 30, 2020, in conformity with accounting principles generally accepted in the United of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 31, 2020

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Consideration and Renewal of Management Agreement between Catalyst Capital Advisors, LLC and Mutual Fund Series Trust (the “Management Agreement”) with respect to Catalyst Systematic Alpha Fund (“Catalyst SA”), Catalyst Insider Buying Fund (“Catalyst IB”), Catalyst Insider Income Fund (“Catalyst Insider”), Catalyst/Warrington Strategic Program Fund (“Warrington SP”) Catalyst Hedged Commodity Strategy Fund (“Catalyst HCS”), Catalyst Small- Cap Insider Buying Fund (“Catalyst SC”), Catalyst/MAP Global Equity Fund (“MAP Global Equity”), Catalyst/MAP Global Balanced Fund (“MAP Global Balanced”), Catalyst/SMH High Income Fund (“SMH High Income”), Catalyst/SMH Total Return Income Fund (“SMH Total Return”), Catalyst Dynamic Alpha Fund (“Catalyst DA”), Catalyst/Lyons Tactical Allocation Fund (“Lyons TA”),Catalyst Exceed Defined Risk Fund (“Exceed DR”), Catalyst Exceed Defined Shield Fund (“Exceed DS”), Catalyst Buyback Strategy Fund (“Catalyst BS”), Catalyst/CIFC Floating Rate Income Fund (“CIFC Floating Rate”), Catalyst/Stone Beach Income Opportunity Fund (“Stone Beach IO”), Catalyst Multi Strategy Fund (“Catalyst MS”) Catalyst/MLP & Infrastructure (“Catalyst MLP”) and Catalyst Millburn Hedge Strategy Fund (“Millburn HS”) (collectively, the “Catalyst Renewal Funds”).

In connection with a regular meeting held on May 6, 2020, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors, LLC (“Catalyst”), with respect to the Catalyst Renewal Funds.

The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Board reviewed Catalyst’s responses to a series of questions, among other things, the investment performance of each Catalyst Renewal Fund, Catalyst’s services to each Catalyst Renewal Fund, comparative fee and expense information, and Catalyst’s profitability from advising each Catalyst Renewal Fund.

Nature, Extent and Quality of Services. The Board acknowledged that Catalyst had retained the key personnel servicing the Catalyst Renewal Funds for several years. A Catalyst representative described the roles and responsibilities of various individuals on the management team and elaborated on the duties and functions of the investment committee and risk committee. The Catalyst representative explained that Catalyst’s risk management program assessed each Catalyst Renewal Fund individually and that risk monitoring metrics were specifically crafted and tailored for certain Catalyst Renewal Funds based on the specific risks germane to each Catalyst Renewal Fund. The Board was informed that Catalyst had adequate staff to execute its risk management program. The Board noted the addition of a new sub-advisor to one of the Catalyst Renewal Funds and discussed Catalyst’s supervision and oversight of the sub-advisors to the relevant Catalyst Renewal Funds. After further discussion, the Board concluded that Catalyst had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the advisory agreement, and that the nature, overall quality and extent

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

of the advisory services provided by Catalyst to each Catalyst Renewal Fund were satisfactory. The Board determined that Catalyst had the resources to continue providing high quality service to each Catalyst Renewal Fund and its shareholders.

Performance. The Board reviewed performance reports including each of the Catalyst Renewal Funds as of April 16, 2020 along with information that Catalyst provided in connection with renewing the management agreement. The Board reviewed the performance of each Catalyst Renewal Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Catalyst Renewal Fund was acceptable.

Catalyst SA—The Board discussed that Catalyst SA outperformed its peer group, Morningstar category, and the S&P 500 TR Index and BNP Catalyst Systematic Alpha Index over the 1-year period, and outperformed its peer group over the 3-year period. The Board acknowledged that Catalyst SA employed a different strategy prior to November 2017. A Catalyst representative informed the Board that Catalyst SA’s had continued to outperform its benchmarks since March 2020.

Catalyst IB—The Board observed that Catalyst IB underperformed its peer group, Morningstar category and the S&P 500 TR Index across all periods. The Board reviewed Catalyst’s explanation that Catalyst IB’s underperformance could be attributed to its allocations to the healthcare and information technology sectors in the third quarter of 2019. The Board noted that Catalyst IB’s performance since inception was closer to its peer group. A Catalyst representative explained that Catalyst IB took a defensive position in March 2020 and was not actively trading on a day-to-day basis. The Catalyst representative noted his optimism for Catalyst IB’s strategy in the current market.

Catalyst Insider—The Board observed that Catalyst Insider had trailed its peer group, the Short-Term Bond and High Yield Bond Morningstar categories, and the Bloomberg Barclays US AGG Bond TR Index over the 1-year period, but had outperformed the Short-Term Bond Morningstar category and the Bloomberg Barclays 1-3 YR US Gov/Credit Index over the 3-year and 5-year periods. The Board observed that Catalyst Insider was outperforming the Bloomberg Barclays 1-3 YR US Gov/Credit Index until the market selloff in late February 2020. The Board recognized that Catalyst explained that high yield bonds had performed well relative to investment grade bonds, which led to Catalyst Insider underperforming its peer group and High Yield Bond Morningstar categories. A Catalyst representative remarked that Catalyst Insider’s performance had already begun to recover since the market disruptions in March 2020.

Warrington SP—The Board noted that Warrington SP underperformed its peer group, the Managed Futures and Options-Based Morningstar categories, and the S&P 500 TR Index over the 1- year, 3-year and 5-year periods. The Board discussed that Warrington SP had engaged a sub-advisor as of January 27, 2020 which resulted in a change of portfolio managers and that Warrington SP had outperformed the S&P 500 in the short period since such date.

Catalyst HCS—The Board acknowledged that Catalyst HCS outperformed its peer group and the Commodities Broad Basket Morningstar category across all periods and outperformed the Managed Futures Morningstar category over the 3-year and since inception periods. The Board noted that Catalyst HCS underperformed the S&P 500 TR Index while outperforming the Bloomberg Commodity Index across all periods. A Catalyst representative noted a decline in Catalyst HCS’s

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

performance since the outbreak of COVID-19 due to extreme movements in oil markets. He reported that Catalyst HCS’s investors were aware of the disruption in oil markets and remained interested in Catalyst HCS’s strategy.

Catalyst SC—The Board remarked that Catalyst SC underperformed its peer group, the Russell 200 TR Index and its Morningstar category across all periods. A Catalyst representative attributed Catalyst SC’s underperformance to its allocation to micro-cap stocks which lagged large cap stocks in recent years and to sector allocation during the fourth quarter of 2019. The Board noted that Catalyst SC’s “insider buying” signals historically performed well during periods of market turmoil.

MAP Global Equity—The Board recognized that MAP Global Equity underperformed its peer group, Morningstar category and MSCI ACWI Gross Index across the 1-year, 3-year, 5-year and since inception periods. The Board discussed that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. The Board noted that this affected MAP Global Equity’s performance across all periods after it reported an outperformance in the previous year. A Catalyst representative remarked that MAP Global Equity’s underperformance had continued since the outbreak of COVID-19 but expressed confidence in the long-term potential of MAP Global Equity’s strategy.

MAP Global Balanced—The Board acknowledged that MAP Global Balanced had underperformed its peer group and Morningstar category over the 1-year, 3-year and 5-year periods, but had outperformed them since inception. The Board noted that MAP Global Balanced had underperformed the MSCI ACWI Gross Index across all periods. The Board considered that Catalyst attributed this underperformance to higher than average cash balances during a market rally and poor stock selection. A Catalyst representative noted that despite MAP Global Balanced’s continued underperformance since the outbreak of COVID-19, he remained confident in MAP Global Balanced’s long-term potential.

SMH High Income—The Board discussed that SMH High Income outperformed its Morningstar category over the 1-year and 3-year periods and its peer group over the 3-year period. The Board observed that SMH High Income’s concentrated portfolio meant SMH High Income would often be over or underweight industry allocations relative to the peer group, Morningstar category and BofA Merrill Lynch U.S. Cash Pay High Yield Index. The Board noted that SMH High Income’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH High Income’s 5-year and 10-year returns. A Catalyst representative noted that SMH High Income was within 2% of its benchmark for the year-to-date.

SMH Total Return—The Board noted that SMH Total Return outperformed its Morningstar category over the 1-year period and peer group over the 1-year and 3-year periods. The Board remarked that SMH Total Return trailed, but was in-line with, the BofA Merrill Lynch U.S. Cash Pay High Yield Index over the 3-year period. The Board noted that SMH Total Return’s overweight to energy and commodity securities in 2014 and 2015 during a period of bankruptcies in those sectors negatively contributed to SMH Total Return’s 5-year and 10-year returns. A Catalyst representative remarked that SMH Total Return continued to underperform for the year-to-date due to forced margin calls and liquidations in the REITs space.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Catalyst DA—The Board remarked that Catalyst DA underperformed its peer group, Morningstar category and the S&P 500 TR Index over the 1-year, 3-year and 5-year periods. It noted that although Catalyst DA trailed its peer group, Morningstar category and benchmark since inception, its performance over that period was generally in-line with each of them. The Board reviewed Catalyst’s explanation that high-momentum stocks underperformed during the past year. A Catalyst representative noted that Catalyst DA had already begun to recover and that its performance was above the benchmark for the year-to-date.

Lyons TA—The Board discussed that Lyons TA outperformed its peer group, Tactical Allocation Morningstar category and the Lipper Flexible Portfolio Funds Index since inception, and outperformed its peer group over the 5-year period. The Board noted that Lyons TA underperformed the peer group, Morningstar category and benchmark across all other periods. The Board observed that Lyons TA was defensive in 2019 and missed the significant market rally which contributed to its underperformance over the short-term. A Catalyst representative remarked that Lyons TA re- entered the market in February 2020 and was outperforming the S&P 500 TR Index for the year-to- date.

Exceed DR—The Board observed that Exceed DR outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods but trailed the S&P 500 TR Index across all periods. The Board recalled that Exceed DR changed investment strategies in 2017. A Catalyst representative observed that Exceed DR was closing the gap with the S&P 500 TR Index and was in-line with its benchmark for the year-to-date.

Exceed DS—The Board noted that Exceed DS outperformed its peer group and Morningstar category across all periods, but underperformed the S&P 500 TR Index across all periods. The Board considered Catalyst’s explanation that Exceed DS’s strategy would lag the index on the upside because option strategies generally did not capture the dividend and acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. A Catalyst representative reported that Exceed DS had performed as expected since the outbreak of COVID-19 and was outperforming the S&P 500 TR Index for the year-to-date.

Catalyst BS—The Board acknowledged that Catalyst BS outperformed its peer group and Morningstar category over the 3-year and 5-year periods, and had outperformed its peer group over the since inception period. The Board remarked that Catalyst BS underperformed the S&P 500 TR Index for all periods. The Board discussed that Catalyst attributed Catalyst BS’s underperformance relative to the index to its equity style allocation, and that Catalyst BS’s exposure to small-cap and mid-cap stocks had underperformed large-cap stocks. The Board recalled that Catalyst BS adjusted its investment strategy in December 2019.

CIFC Floating Rate—The Board recognized that CIFC Floating Rate outperformed its peer group, Morningstar category and the S&P/LSTA U.S. Leveraged Loan 100 Index across all periods. The Board discussed that CIFC Floating Rate’s performance benefitted from security selection and exposure to high-yield bonds in the portfolio.

Stone Beach IO—The Board commented that Stone Beach IO outperformed its peer group, Morningstar category and the Bloomberg Barclays US MBS Index across all periods and noted that Stone Beach IO continued to outperform the benchmark for the year-to-date. The Board observed

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

that Stone Beach IO’s strategy sought to reduce volatility and provide returns uncorrelated to certain asset classes.

Catalyst MS—The Board observed that Catalyst MS underperformed its peer group, Morningstar category, SG CTA Index and S&P 500 TR Index across the 1-year, 3-year and 5-year periods and underperformed the S&P 500 TR Index over the 10-year period. The Board recognized that Catalyst MS had been outperforming the Morningstar category until February 20, 2020. The Board acknowledged Catalyst MS’s long-term performance and how its strategy was not correlated to the S&P 500 TR Index.

Catalyst MLP—The Board discussed that Catalyst MLP underperformed its peer group and Morningstar category across all periods but outperformed the Alerian MLP TR Index over 1-year and since inception periods, while trailing the benchmark over the 3-year and 5-year periods. The Board considered that Catalyst MLP’s peer group and Morningstar category consisted primarily of funds taxed as a C-corp., which benefitted from a falling market because reductions in deferred tax liability cushioned their losses. The Board noted that Catalyst MLP should conversely benefit in a rising market relative to its peer group and Morningstar category due to its tax status. The Board discussed that Catalyst attributed Catalyst MLP’s performance relative to the index to the weak performance of MLP general partners, and noted that those types of investments were not included in the index. A Catalyst representative reported that Catalyst MLP was trailing the Alerian MLP for the year-to-date but had improved over the last month.

Millburn HS—The Board noted that Millburn HS outperformed its peer group, Morningstar category and the ICE BofA ML 3M T-Bill Index over the 3-year, 5-year and 10-year periods, but had underperformed the S&P 500 TR Index across all periods. The Board recognized that Millburn HS had been outperforming its Morningstar category until February 20, 2020. A Catalyst representative attributed Millburn HS’s performance in recent weeks to investment models that did not adjust quickly enough to rapidly changing market conditions. He represented that he had confidence in Millburn HS’s ability to recover from the market disruptions and produce satisfactory returns going forward.

Fees and Expenses. The Board reviewed the advisory fee for each Catalyst Renewal Fund, and the average fees charged by each Catalyst Renewal Fund’s peer group and Morningstar category. The Board considered the allocation of revenue compared to the allocation of duties between Catalyst and each sub-advisor of the Catalyst Renewal Funds managed by a sub-advisor. The Board acknowledged that the fee allocation between Catalyst and each sub-advisor was the result of arm’s length negotiations and determined that the allocations were appropriate. After further discussion, the Board concluded that the advisory fee for each Catalyst Renewal Fund was not unreasonable.

Catalyst SA—The Board noted that Catalyst SA’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board observed that Catalyst SA was the smallest fund in its peer group.

Catalyst IB—The Board observed that Catalyst IB’s advisory fee was on par with the median of its peer group and higher than the average and median of the Large Growth Morningstar categories, but lower than the high of the category. The Board remarked that Catalyst IB’s net

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

expense ratio was lower than its peer group’s average expense ratio and significantly below the high of the Morningstar category.

Catalyst Insider—The Board discussed that Catalyst Insider’s advisory fee was lower than the average of its peer group and below the high of the Short-Term Bond and High Yield Bond Morningstar categories. The Board noted that Catalyst Insider’s net expense ratio was lower than the median and average of its peer group and on par with the median of the High-Yield Bond Morningstar category.

Warrington SP—The Board noted that Warrington SP’s advisory fee was higher than the peer group average and median, but lower than the highs of each, and was the high of the Options Based Morningstar category. The Board reviewed Warrington SP’s net expense ratio and noted that it was higher than the medians and averages of its peer group and Morningstar categories, but well-below the highs of each.

Catalyst HCS—The Board remarked that Catalyst HCS’s advisory fee and net expense ratio were higher than its peer group’s averages and medians, but lower than the peer group’s highs, and were the highs of the Commodity Broad Basket Morningstar category, but lower than the highs of the Managed Futures Morningstar category. The Board noted Catalyst’s explanation that Catalyst HCS did not fit well into any particular Morningstar category because it implemented a managed futures- type strategy based on commodities.

Catalyst SC—The Board recognized that Catalyst SC’s advisory fee and net expense ratio were higher than the peer group and Morningstar category medians and averages, but were lower than the highs of each.

MAP Global Equity—The Board commented that MAP Global Equity’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but below the highs of each. The Board noted that its net expense ratio was lower than the peer group median and average and in line with the median of the Morningstar category.

MAP Global Balanced—The Board recognized that MAP Global Balanced’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that MAP Global Balanced’s net expense ratio was lower than the peer group median and average and on par with the Morningstar category average.

SMH High Income—The Board reviewed SMH High Income’s advisory fee and net expense ratio and noted that although they were higher than the medians and averages of its peer group and Morningstar category, they were well-below the highs of each.

SMH Total Return—The Board acknowledged that SMH Total Return’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but below the highs of each.

Catalyst DA—The Board observed that Catalyst DA’s advisory fee and net expense ratio were in line with its peer group and well-below the highs of the Morningstar category.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Lyons TA—The Board discussed that the advisory fee for Lyons TA was the high of its peer group, but was lower than the high of the Morningstar category. The Board noted that the net expense ratio for Lyons TA was lower than the medians and averages of its peer group and Morningstar category.

Exceed DR—The Board recognized that Exceed DR’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DR’s net expense ratio was lower than the averages of its Morningstar category and on par with the average of its peer group.

Exceed DS—The Board noted that Exceed DS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board discussed that Exceed DS’s net expense ratio was lower than the averages of its peer group and Morningstar category.

Catalyst BS—The Board stated that although the advisory fee for Catalyst BS was higher than the median and average of its Morningstar category, it was on par with the median of its peer group. The Board observed that Catalyst BS’s net expense ratio was lower than the average expense ratio of the peer group and well-below the high of the Morningstar category.

CIFC Floating Rate—The Board remarked that the advisory fee for CIFC Floating Rate was the highest of its Morningstar category and that its net expense ratio, although higher than the averages and medians of its peer group and Morningstar category, was lower than the highs of each. The Board considered that CIFC Floating Rate was actively managed and that its portfolio consisted of bank loans and high yield loans.

Stone Beach IO—The Board acknowledged that Stone Beach IO’s advisory fee was the highest of its Morningstar category, but that its net expense ratio was lower than the average of its peer group, and well-below the high of its Morningstar category. The Board discussed that Stone Beach IO had a complex investment strategy that required extensive oversight.

Catalyst MS—The Board commented that Catalyst MS’s advisory fee was higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each. The Board noted that Catalyst MS’s net expense ratio was the high of its peer group but lower than the high of the Morningstar category. The Board recognized that Catalyst MS was the smallest fund in its peer group.

Catalyst MLP—The Board reviewed Catalyst MLP’s advisory fee and noted that it was the high of its peer group and Morningstar category. The Board discussed that Catalyst MLP’s net expense ratio was lower than the average of its peer group and Morningstar category. The Board observed that Catalyst MLP’s advisory fee could be attributed to the specialized nature of its investment strategy.

Millburn HS—The Board considered that Millburn HS’s advisory fee and net expense ratio were higher than the medians and averages of its peer group and Morningstar category, but lower than the highs of each.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Profitability. The Board discussed Catalyst’s profitability from its relationship with each Catalyst Renewal Fund based on the information that Catalyst provided, including soft dollar benefits, and reimbursement for distribution expenses pursuant to the Rule 12b-1 plan. The Board noted that Catalyst was managing Catalyst SA, Catalyst Insider, Warrington SP and Catalyst MS at a loss and therefore concluded that excessive profitability of Catalyst with respect to those Funds was not an issue at this time. The Board determined Catalyst’s profitability for each Catalyst Renewal Fund was not excessive.

Catalyst IB—The Board remarked that Catalyst earned a profit from managing Catalyst IB. The Board discussed that these profits were used to compensate the owner personnel of Catalyst that provided services to Catalyst IB. The Board recognized that Catalyst’s profits would be reduced if those payments were taken into account. After further discussion, the Board determined that Catalyst’s profit in connection with Catalyst IB was not excessive.

Catalyst HCS—The Board observed that Catalyst earned a profit from managing Catalyst HCS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst HCS. The Board concluded that Catalyst’s profit in connection with Catalyst HCS was not excessive.

Catalyst SC—The Board observed that Catalyst earned a modest profit from managing Catalyst SC. The Board concluded that Catalyst’s profit in connection with Catalyst SC was not excessive.

MAP Global Equity—The Board observed that Catalyst earned a reasonable profit from managing MAP Global Equity. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of MAP Global Equity.

MAP Global Balanced—The Board commented that Catalyst earned a modest profit from managing MAP Global Balanced. The Board concluded that Catalyst’s profit in connection with MAP Global Balanced was not excessive.

SMH High Income—The Board commented that Catalyst earned a profit from managing SMH High Income. The Board discuss that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of SMH High Income. The Board concluded that Catalyst’s profit in connection with SMH High Income was not excessive.

SMH Total Return—The Board commented that Catalyst earned a modest profit from managing SMH Total Return. The Board concluded that Catalyst’s profit in connection with SMH Total Return was not excessive.

Catalyst DA—The Board observed that Catalyst earned a profit from managing Catalyst DA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Catalyst DA. The Board concluded that Catalyst’s profit in connection with Catalyst DA was not excessive.

Lyons TA—The Board observed that Catalyst earned a profit from managing Lyons TA. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

similar to that of Lyons TA. The Board concluded that Catalyst’s profit in connection with Lyons TA was not excessive.

Exceed DR—The Board commented that Catalyst earned a modest profit from managing Exceed DR. The Board concluded that Catalyst’s profit in connection with Exceed DR was not excessive.

Exceed DS—The Board noted that Catalyst earned a modest profit from managing Exceed DS. The Board concluded that Catalyst’s profit in connection with Exceed DS was not excessive.

Catalyst BS—The Board commented that Catalyst earned a modest profit from managing Catalyst BS. The Board concluded that Catalyst’s profit in connection with Catalyst BS was not excessive

CIFC Floating Rate—The Board commented that Catalyst earned a modest profit from managing CIFC Floating Rate. The Board concluded that Catalyst’s profit in connection with CIFC Floating Rate was not excessive.

Stone Beach IO—The Board noted that Catalyst earned a modest profit from managing Stone Beach IO. The Board concluded that Catalyst’s profit in connection with Stone Beach IO was not excessive.

Catalyst MLP—The Board observed that Catalyst earned a profit from managing Catalyst MLP. The Board discussed that Catalyst’s profit margins were well within the industry norm for strategies similar to that of Catalyst MLP. The Board concluded that Catalyst’s profit in connection with Catalyst MLP was not excessive.

Millburn HS—The Board observed that Catalyst earned a profit from managing Millburn HS. The Board discussed that Catalyst’s profit margins were well-within the industry norm for strategies similar to that of Millburn HS. The Board concluded that Catalyst’s profit in connection with Millburn HS was not excessive.

Economies of Scale. The Board noted that the management agreement did not contain breakpoints reducing the fee rate on assets above specified levels, but that shareholders of most Catalyst Renewal Funds had benefitted from the respective Catalyst Renewal Fund’s expense cap. The Board agreed that breakpoints may be an appropriate way for Catalyst to share economies of scale with a Catalyst Renewal Fund and its shareholders if the Catalyst Renewal Fund experienced significant growth in assets. The Board noted that no Catalyst Renewal Fund had reached such levels and agreed to revisit the issue of breakpoints at the management agreement’s next renewal.

Conclusion. Having requested and received such information from Catalyst as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the management agreement was in the best interests of each Catalyst Renewal Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Warrington Asset Management, LLC with respect to the Catalyst/Warrington Strategic Program Fund

In connection with a special meeting held on January 17, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Warrington Asset Management, LLC (“Warrington”), with respect to Catalyst/Warrington Strategic Program Fund (“Warrington SP”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Warrington’s responses to a series of questions regarding, among other things, Warrington’s proposed services to be provided to Warrington SP, comparative fee and expense information, and Warrington’s projected profitability from managing Warrington SP.

Nature, Extent, and Quality of Services. The Board reviewed Warrington’s corporate history, officers, owners, and compliance record. The Board reviewed the investment sub-advisory services to be provided to Warrington SP by Warrington. The Board considered the experience of Warrington’s key personnel and noted its satisfaction with the strong professional background of each individual. The Board discussed Warrington’s risk management program. It noted that Warrington would use its proprietary models developed over 25 years to monitor risks in Warrington SP’s portfolio and, at the onset of each trade, would have a pre-determined plan to address price and volatility movements. The Board observed that Warrington reported no material compliance or litigation issues and observed that Warrington had sufficient insurance coverage. The Board agreed that Warrington had the experience and resources necessary to provide quality services to Warrington SP.

Performance. The Board reviewed the returns of several investment strategies managed by Warrington. The Board observed that a composite of accounts managed by Warrington had a compounded annual return over a 22-year period that outperformed the S&P 500 Index and the Barclay CTA Index. The Board noted that the performance information indicated that Warrington had the ability to provide reasonable returns for Warrington SP.

Fees and Expenses. The Board noted that Warrington would receive a fee, to be paid by Catalyst and not Warrington SP, of 50% of the net advisory fee subject to Warrington agreeing to waive a portion of its fee for some period of time. The Board considered the fees charged by Warrington for other similarly managed accounts. It noted that Warrington’s maximum fee under the proposed fee structure for providing sub-advisory services to Warrington SP was equal to or lower than that of its similarly- managed accounts. After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to Warrington SP, the sub-advisory fee in relation to the total advisory fee, and the allocation of fees between Catalyst and Warrington, were not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Profitability. The Board reviewed the profitability analysis provided by Warrington, noting that Warrington anticipated realizing a reasonable profit in connection with its relationship with Catalyst and Warrington SP over the initial term of the sub-advisory agreement. The Board concluded that the excessive profitability of Warrington was not likely to be an issue during that time.

Economies of Scale. The Board considered whether it was likely that Warrington would realize economies of scale with respect to the sub-advisory services provided to Warrington SP during the initial term of the sub-advisory agreement. The Board considered the current size of Warrington SP and the possible impact of asset growth on the complexity and demands on Warrington. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of Warrington SP and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Approval of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Teza Capital Management, LLC with respect to the Catalyst/Teza Algorithmic Allocation Income Fund

In connection with a meeting held on November 11, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Teza Capital Management, LLC (“Teza”), with respect to Catalyst/Teza Algorithmic Allocation Income Fund (“Teza AA”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Board reviewed Teza’s responses to a series of questions regarding, among other things, Teza’s proposed services to be provided to Teza AA, comparative fee and expense information, and Teza’s projected profitability from managing Teza AA.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of Teza’s key personnel and discussed the investment sub-advisory services to be provided to Teza AA. It remarked that trading decisions were determined by Teza’s investment models using exchange prices and microstructure data on a daily basis and reviewed by the portfolio managers prior to sending orders to an execution broker. The Board observed that Teza would generate internal reports daily to analyze financial, volatility and risk metrics. While noting that not all risk could be avoided, the Board expressed satisfaction with Teza’s risk management strategy which employed a variety of built-in risk mitigation processes to optimize risk/reward balance and analyze volatility. The Board noted that Teza would seek broker-dealers on the basis of best execution and had no material compliance or litigation issues that would affect its ability to sub-advise Teza AA. The Board commented that Teza maintained insurance coverage. The Board agreed that Teza had the experience and resources necessary to provide quality services to Teza AA.

Performance. The Board reviewed the five-month performance of a proprietary account managed by Teza AA using the same strategy as that proposed for the Fund. The Board also reviewed another proprietary account that has operated with a similar strategy for approximately one year. The Board noted that, although not dispositive, the performance data indicated that Teza had the ability to provide reasonable returns for Teza AA.

Fees and Expenses. The Board noted that Teza would receive a fee, to be paid by Catalyst and not Teza AA, of 50% of the net advisory fee (with a maximum of 0.80% of Teza AA’s average daily net assets). After further discussion, the Board concluded that the sub-advisory fee to be charged with respect to Teza AA, the sub-advisory fee in relation to the total advisory fee, and the allocation of fees between Catalyst and Teza were not unreasonable.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Profitability. The Board reviewed the profitability analysis provided by Teza, noting that Teza anticipated a loss in connection with Teza AA for the first two years of the sub-advisory agreement. The Board concluded that excessive profitability was not likely to be an issue for Teza during the initial term of the agreement.

Economies of Scale. The Board considered whether Teza would realize economies of scale with respect to the sub-advisory services provided to Teza AA during the initial term of the sub- advisory agreement and concluded this was unlikely. The Board agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from Teza as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that approval of the Sub-Advisory Agreement was in the best interests of Teza AA and its shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Renewal of Trading Advisory Agreement between Catalyst Capital Advisors, LLC and Caddo Capital Management, LLC with respect to the Catalyst Multi Strategy Fund

In connection with a meeting held on February 26, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a trading advisory agreement (the “Trading Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Caddo Capital Management, LLC (“Caddo”), with respect to Catalyst Multi Strategy Fund (“Catalyst MS”).

The Board was assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Trading Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Trading Advisory Agreement.

The Board reviewed Caddo’s responses to a series of questions regarding, among other things, the investment performance of Catalyst MS, Caddo’s services provided to Catalyst MS, comparative fee and expense information, and Caddo’s profitability from managing Catalyst MS.

Nature, Extent and Quality of Services. The Board recognized that Caddo provided on-going, day-to-day trading management of Catalyst MS’s managed futures. The Board noted that pre-defined systems dictated all of Caddo’s execution and trading decisions and that Caddo continuously refined those systems as dictated by market research. The Board discussed that Caddo conducted real-time monitoring of all risks inherent to the trading strategy through extensive checklists for careful oversight of daily trading. The Board acknowledged that Caddo employed an automated order management system to pre-clear trades to ensure trade limitations were followed and that Caddo conducted routine back-testing to maintain confidence in its system. The Board considered that Caddo selected broker-dealers on the basis of best execution. The Board acknowledged that Caddo reported no material litigation or administrative action since the approval of the Trading Advisory Agreement. The Board concluded that the nature, extent and quality of services provided by Caddo were satisfactory and that Caddo had performed all duties required under the Trading Advisory Agreement.

Performance. The Board noted that Catalyst MS had outperformed the Credit Suisse Managed Futures Liquid Index across all periods and had outperformed the Societe General Managed Futures Mutual Fund Index for three out of the four months since Catalyst MS’s shift in investment strategy. After further discussion, the Board concluded that Catalyst MS’s performance was acceptable.

Fees and Expenses. The Board observed that Caddo’s trading advisory fee was 50% of the advisor’s net management fee, or a maximum of 0.825% annually. It noted that Caddo’s fee for Catalyst MS was lower than the fee it charged to other accounts. The Board concluded that the trading advisory fee for Catalyst MS was not unreasonable.

Profitability. The Board observed that, based on the information Caddo provided, Caddo was managing Catalyst MS at a loss. The Board concluded that excessive profit was not a concern at this time.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Economies of Scale. The Board considered whether Caddo had realized economies of scale with respect to its services provided to Catalyst MS. The Board agreed that this was primarily an advisory level issue and should be considered with respect to the overall management agreement, taking into consideration the impact of the trading advisory expense. The Board agreed that Caddo did not appear to have benefitted from economies of scale.

Conclusion. Having requested and received such information from Caddo as the Board believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Trading Advisory Agreement was in the best interests of the shareholders of Catalyst MS.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Consideration and Renewal of Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Exceed Advisory LLC with respect to the Catalyst/Exceed Defined Risk Fund and Catalyst/Exceed Defined Shield Fund

In connection with a meeting held on May 6-7, 2020 the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Catalyst Capital Advisors, LLC (“Catalyst”) and Exceed Advisory, LLC (“Exceed”) with respect to Catalyst/Exceed Defined Risk Fund (“Exceed DR”) and Catalyst/Exceed Defined Shield Fund (“Exceed DS” and together with Exceed DR, the “Exceed Funds”).

The Board assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Board was based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Agreement.

The Trustees reviewed Exceed’s responses to a series of questions regarding, among other things, the investment performance of the Exceed Funds, Exceed’s services provided to the Exceed Funds, comparative fee and expense information, and Exceed’s profitability from managing the Exceed Funds.

Nature, Extent and Quality of Services. The Board noted that Exceed was responsible for the day-to-day management and selection of securities for each Exceed Fund. The Board recognized that Exceed crafted the proprietary investment methodology embodied in both Exceed Funds, which it had modified over time in an effort to take advantage of market movements and trends in options pricing. The Board discussed that Exceed developed internal software and controls to efficiently monitor compliance with each Exceed Fund’s investment limitations. The Board discussed that Exceed had no material litigation issues to report and that it maintained adequate errors and omissions insurance coverage. After further discussion, the Board concluded that the nature, extent and quality of service provided by Exceed to each Exceed Fund was adequate.

Performance. The Board reviewed the performance of each Exceed Fund relative to its peer group and Morningstar category. After discussion, the Board concluded that the performance of each Exceed Fund was acceptable.

Exceed DR—The Board observed that Exceed DR outperformed its peer group and Morningstar category over the 1-year, 3-year and since inception periods but trailed the S&P 500 TR Index across all periods. The Board recalled that Exceed DR changed investment strategies in 2017. A representative of the advisor observed that Exceed DR was closing the gap with the S&P 500 TR Index and was in-line with its benchmark for the year-to-date.

Exceed DS—The Board noted that Exceed DS outperformed its peer group and Morningstar category across all periods presented to the Board but underperformed the S&P 500 TR Index across all such periods. The Board considered the advisor’s explanation that Exceed DS’s strategy would lag

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

the index on the upside because option strategies generally did not capture the dividend and because the strategy acted as a cap on positive returns. The Board noted that Exceed DS could outperform the index during large downturns. A representative of the advisor reported that Exceed DS had performed as expected since the outbreak of COVID-19 and was outperforming the S&P 500 TR Index for the year-to-date.

Fees and Expenses. The Board noted that the advisor charged an advisory fee of 1.25% for each Exceed Fund and that 50% of each Exceed Fund’s net advisory fee was paid to Exceed. The Board acknowledged that Exceed’s maximum sub-advisory fee of 0.625% for each Exceed Fund was similar to the fees Exceed charged to its other clients. The Board discussed the allocation of fees between the advisor and Exceed relative to their respective duties and other factors and agreed the allocation for each Exceed Fund was appropriate. The Board concluded that the sub-advisory fee received by Exceed for each Exceed Fund was not unreasonable.

Profitability. The Board considered Exceed’s profitability in connection with each Exceed Fund and acknowledged that Exceed was sub-advising each Exceed Fund at a loss. The Board concluded that excessive profitability was not an issue for Exceed at this time.

Economies of Scale. The Board considered whether Exceed had realized economies of scale with respect to the sub-advisory services provided to the Exceed Funds. The Board agreed that this was primarily an advisor-level issue and should be considered with respect to the overall management agreement taking into consideration the impact of the sub-advisory expense. The Board concluded that, based on the current size of each Exceed Fund and while recognizing the systems and technology used by Exceed to efficiently manage the Funds, it was unlikely that Exceed was benefitting from any economies of scale that would indicate a fee concession was warranted.

Conclusion. Having requested and received such information from Exceed as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Catalyst and Exceed, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement was in the best interests of each Exceed Fund and its respective shareholders.

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 36 N. New York Avenue, Huntington, NY 11743 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016;Trustee of M3Sixty Funds Trust since 2016; Chairman of the Board of AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

CATALYST FUNDS
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 53 Palmeras St. Suite 601, San Juan, PR 00901 Year of Birth: 1962	Chairman of the Board and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016; CEO, Catalyst International Advisors LLC, 11/2019 to present; CEO, Insights Media LLC, 11/2019 to present; CEO, MFund Management LLC, 11/2019 to present.	39	Variable Insurance Trust since 2010

Erik Naviloff 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Sam Singh 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFundServices LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, and Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/20) and held for the entire period through 6/30/20.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning
	Fund’s Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio **	01/01/20	Value 6/30/20	During Period *	Value 6/30/20	During Period *

Catalyst Hedged Commodity Strategy Fund - Class A	2.27%	$1,000.00	$955.30	$11.04	$1,013.58	$11.36
Catalyst Hedged Commodity Strategy Fund - Class C	3.02%	1,000.00	951.70	14.65	1,009.85	15.09
Catalyst Hedged Commodity Strategy Fund - Class I	2.02%	1,000.00	956.20	9.82	1,014.82	10.12
Catalyst/Warrington Strategic Program Fund - Class A	2.37%	1,000.00	1,022.80	11.94	1,013.06	11.89
Catalyst/Warrington Strategic Program Fund - Class C	3.13%	1,000.00	1,019.80	15.70	1,009.32	15.61
Catalyst/Warrington Strategic Program Fund - Class I	2.12%	1,000.00	1,023.80	10.69	1,014.30	10.64
Catalyst Systematic Alpha Fund - Class A	2.02%	1,000.00	953.60	9.81	1,014.82	10.12
Catalyst Systematic Alpha Fund - Class C	2.77%	1,000.00	950.10	13.43	1,011.09	13.85
Catalyst Systematic Alpha Fund - Class I	1.77%	1,000.00	955.00	8.60	1,016.06	8.87
Catalyst/Teza Algorithmic Allocation Income Fund - Class A	2.24%	1,000.00	969.00	10.97	1,013.72	11.22
Catalyst/Teza Algorithmic Allocation Income Fund - Class C	2.99%	1,000.00	965.00	14.61	1,010.00	14.94
Catalyst/Teza Algorithmic Allocation Income Fund - Class I	1.99%	1,000.00	970.00	9.75	1,014.97	9.97
Catalyst Multi Strategy Fund - Class A	2.27%	1,000.00	953.20	11.02	1,013.58	11.36
Catalyst Multi Strategy Fund - Class C	3.02%	1,000.00	949.90	14.64	1,009.85	15.09
Catalyst Multi Strategy Fund - Class I	2.02%	1,000.00	954.60	9.82	1,014.82	10.12
Catalyst/Exceed Defined Risk Fund - Class A	1.53%	1,000.00	937.90	7.37	1,017.26	7.67
Catalyst/Exceed Defined Risk Fund - Class C	2.28%	1,000.00	934.00	10.96	1,013.53	11.41
Catalyst/Exceed Defined Risk Fund - Class I	1.28%	1,000.00	939.20	6.17	1,018.50	6.42
Catalyst Millburn Hedge Strategy Fund - Class A	2.21%	1,000.00	854.40	10.20	1,013.86	11.08
Catalyst Millburn Hedge Strategy Fund - Class C	2.97%	1,000.00	851.30	13.65	1,010.12	14.82
Catalyst Millburn Hedge Strategy Fund - Class I	1.96%	1,000.00	855.60	9.03	1,015.13	9.81
Catalyst/Exceed Defined Shield Fund - Class A	1.48%	1,000.00	974.70	7.27	1,017.50	7.42
Catalyst/Exceed Defined Shield Fund - Class C	2.23%	1,000.00	971.30	10.93	1,013.77	11.17
Catalyst/Exceed Defined Shield Fund - Class I	1.23%	1,000.00	975.90	6.04	1,018.75	6.17

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-844-223-8637

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust doesn’t jointly market.

MUTUAL FUND SERIES TRUST
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

MANAGER
Catalyst Capital Advisors, LLC
53 Palmeras Street, Suite 601
San Juan, PR 00901

ADMINISTRATOR
Gemini Fund Services LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offer the Registrant adequate oversight for the Registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2020	2019
Catalyst/Teza Algorithmic Allocation Fund	12,250	-
Catalyst Hedged Commodity Strategy Fund	11,250	11,250
Catalyst/Warrington Strategic Program Fund	10,250	10,250
Catalyst Systematic Alpha Fund	12,250	12,250
Catalyst Multi Strategy Fund	11,250	11,250
Catalyst/Exceed Defined Risk Fund	11,250	11,250
Catalyst/Millburn Hedge Strategy Fund	20,000	20,000
Catalyst/Exceed Defined Shield Fund	11,250	11,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2020	2019
Catalyst/Teza Algorithmic Allocation Fund	3,500	-
Catalyst Hedged Commodity Strategy Fund	3,500	2,000
Catalyst/Warrington Strategic Program Fund	2,000	2,000
Catalyst Systematic Alpha Fund	3,500	3,500
Catalyst Multi Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Risk Fund	2,000	2,000
Catalyst/Millburn Hedge Strategy Fund	3,500	3,500
Catalyst/Exceed Defined Shield Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the Registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2020, and 2019 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2020 and 2019, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLSOED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President
Date: September 05, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 05, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 05, 2020